UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2014 through August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Funds

August 31, 2015

JPMorgan Diversified Real Return Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 25, 2015 (Unaudited)

As the U.S. economy continued to strengthen and policy makers moved toward a more normalized monetary policy over the twelve months ended August 31, 2015, central bankers in Europe, Japan and Asia unleashed unprecedented stimulus measures to bolster flagging growth. Over the same period, financial market volatility increased until it truly erupted in mid-August amid acute worries that China’s economy – the world’s second largest economy – was faltering.

“The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to provide or increase growth stimulus.”

- George C.W. Gatch

Though U.S. financial markets largely recovered by the end of August, the shock from the global sell-off in equities, along with other considerations, was apparently enough to convince the U.S. Federal Reserve (the “Fed”) to postpone an interest rate increase in September.

Amid an environment of low interest rates, falling energy prices and global growth, U.S. equity prices rose through the end of 2014 and essentially remained near their closing highs for the first five months of 2015, hitting a peak in mid-May. Meanwhile, U.S. bond markets provided lackluster returns, caught between investor concerns about the timing and impact of a Fed interest rate increase and periodic “flights to safety” as investors reacted to specific market or geopolitical events.

While there was notable weakness in the U.S. economy in the first three months of 2015 – mainly due to severe winter weather and a labor dispute at vital West Coast ports -- the upward trajectory of the economy resumed in the second quarter and U.S. gross domestic product rose 3.9%. Unemployment continued its steady decline throughout the twelve months ended August 31, 2015, dropping to 5.1% from 6.1%.

Importantly, inflationary pressure remained subdued in the U.S. amid lower energy prices and nearly stagnant wage growth. Global oil prices dipped below $60 a barrel in March 2015, before rebounding somewhat and then dropping again to below $50 a barrel by August. Global commodities prices also fell sharply through the summer of 2015.

Part of the decline in commodities prices was attributable to signs of slowing growth in China, the world’s leading consumer of raw materials. In response to falling domestic equity prices and weakening economic data, Chinese policy makers enacted a range of stimulus measures, including cutting interest rates and easing bank lending rules in June and July of 2015. Then on August 11, China’s central bank shocked global markets by devaluing the yuan by nearly 2% and two days later, weaker-than-expected retail sales and industrial production data again shook investor confidence.

On Monday, August 24th, China’s stock market suffered its biggest one-day drop since 2011. The Shanghai Composite Index closed down 8.5% for the day. Chinese regulators suspended trading in hundreds of stocks that had each lost 10% or more. The selloff spread rapidly and key equity indexes in developed markets from Asia to Europe closed down by roughly 5%. Emerging market equities also fell, dragging local currencies lower. In U.S. trading, the Standard & Poor’s 500 Index closed down -3.9% for the day.

Government bonds of developed market nations initially benefitted from the sell-off as investors sought the perceived safety of fixed income securities. But prices for longer-dated U.S. Treasury bonds declined, partly due to massive selling of foreign-exchange reserves (including U.S. Treasuries) by China and partly due to expectations of an imminent Fed interest rate increase.

While the global economic environment at the end of August 2015 was markedly different than it was twelve months earlier, in fundamental ways it remained unchanged. The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to provide or increase growth stimulus. Global energy prices remained under pressure. What appeared to have changed is the intensity of investor concern about both the health of China’s economy and the timing of any increase in U.S. interest rates. This uncertain environment and its effects on financial markets may provide opportunities for those investors who have long-term objectives and a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2015	J.P. MORGAN FUNDS	1

JPMorgan Diversified Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(8.00)%
Barclays 1-10 Year U.S. TIPS Index	(2.35)%

Net Assets as of 8/31/2015	$49,888,060

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Real Return Fund (the “Fund”) seeks to maximize long-term real return.

HOW DID THE MARKET PERFORM?

U.S. equity markets performed well during the first two-thirds of the twelve month reporting period, fueled by domestic growth, low interest rates, falling energy prices and healthy corporate earnings. The Standard & Poor’s 500 Index (the “S&P 500”) reached several new closing highs in late 2014 and early 2015 before hitting a peak in mid-May. Signs of slowing growth in China and a June sell-off in the Shanghai-Shenzhen market increased volatility in U.S. markets.

On August 24, 2015, a stock market selloff that began in China spread to other markets in Asia, Europe, the Mideast and North America. The S&P 500 closed the day down 3.9%. Commodities prices, particularly for crude oil, declined sharply. Government bonds in the U.S., U.K. and Germany gained as investors sought the perceived safety of such securities.

Financial markets rebounded somewhat during the final days of August and leading U.S. equity indexes posted a small positive return for the twelve month reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund sought to achieve lower volatility than that of U.S. equities, as represented by the S&P 500, by maintaining meaningful allocation to Treasury Inflation Protected Securities (“TIPS”) and inflation sensitive fixed income investment strategies. The Fund gained exposure to these asset classes primarily through its investments in underlying J.P. Morgan Funds. For the twelve months ended August 31, 2015, the Fund’s Select Class Shares underperformed the Barclays 1-10 Year U.S. TIPS Index (the “Benchmark”). The Benchmark only tracks TIPS, while the Fund is invested in a broad range of assets.

During the twelve month reporting period, prices for oil and other commodities came under pressure amid global oversupply and slowing growth in China. The Fund’s strategic asset allocation to the metals and mining sector and the energy sector through the use of exchange-traded funds (ETFs) was a leading detractor from both absolute performance and performance relative to the Benchmark during the twelve months ended August 31, 2015. The Fund’s allocation to commodities also detracted from relative performance. Prices for oil and commodities fell during the twelve month reporting period.

The Fund’s allocation to real estate investment trusts (REITs) was a leading contributor to both absolute and relative performance during the reporting period. The Fund’s allocation to U.S. equities and high yield bonds (also known as “junk bonds”) also contributed to absolute and relative performance. The ongoing economic recovery in the U.S. bolstered prices for REITs and supported U.S. equities and high yield bonds.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers targeted a long-term strategic asset allocation, consisting of the following weights: 16% in TIPS; 30% in other inflation protected fixed income securities; 14% in floating rate securities; 10% in real estate securities; 10% in commodities; 10% in natural resources equities, including a direct equity investment in securities of agriculture and agricultural-related companies; 5% in infrastructure equities and 5% in cash and cash equivalents, such as money market funds. The Fund’s portfolio managers employed a momentum-based rebalancing strategy, making tactical investments based on the market conditions facing each asset class in their view of longer-term strategic allocation. At the end of the reporting period, the Fund had significantly less exposure to TIPS and floating rate securities, while maintaining overweight exposures to REITs and high yield agricultural sector securities compared with the target weights in its longer-term strategic asset allocation.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	28.7%
2.	JPMorgan Realty Income Fund, Class R5 Shares	11.9
3.	JPMorgan Floating Rate Income Fund, Class R6 Shares	11.1
4.	JPMorgan High Yield Fund, Class R6 Shares	9.1
5.	SPDR Barclays TIPS ETF	9.0
6.	JPMorgan Commodities Strategy Fund, Class R6 Shares	6.9
7.	iShares Global Infrastructure ETF	5.7
8.	iShares TIPS Bond ETF	5.3
9.	JPMorgan Prime Money Market Fund, Institutional Class Shares	4.0
10.	iShares Global Energy ETF	2.2

2	J.P. MORGAN FUNDS	AUGUST 31, 2015

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	63.1%
Alternative Assets	18.9
International Equity	11.7
U.S. Equity	1.9
Others (each less than 1.0%)	0.4
Short-Term Investment	4.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN FUNDS	3

JPMorgan Diversified Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	March 31, 2011
Without Sales Charge		(8.21)	(1.61)	(0.67)
With Sales Charge*		(12.34)	(3.11)	(1.70)
CLASS C SHARES	March 31, 2011
Without CDSC		(8.67)	(2.10)	(1.16)
With CDSC**		(9.67)	(2.10)	(1.16)
CLASS R2 SHARES	March 31, 2011	(8.44)	(1.85)	(0.91)
CLASS R5 SHARES	March 31, 2011	(7.97)	(1.29)	(0.32)
SELECT CLASS SHARES	March 31, 2011	(8.00)	(1.37)	(0.41)

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/11 — 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Real Return Fund, the Barclays 1-10 Year U.S. TIPS Index, the Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted and the Lipper Alternative Global Macro Funds Index from March 31, 2011 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1-10 Year U.S. TIPS Index and the Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The performance of the Barclays 1-10 Year U.S. TIPS Index has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Global Macro Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1-10 Year U.S. TIPS Index represents the performance of intermediate (1-10 year) U.S. Treasury Inflation Protection Securities. The Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climatic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The Lipper Alternative Global Macro Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	AUGUST 31, 2015

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 4.1%
	Consumer Staples — 1.6%
	Food Products — 1.6%
139	AAK AB, (Sweden)	9,217
3,300	Archer-Daniels-Midland Co.	148,467
100	Ariake Japan Co., Ltd., (Japan)	4,159
1,884	Associated British Foods plc, (United Kingdom)	91,833
438	Austevoll Seafood ASA, (Norway)	2,598
193	Bakkafrost P/F, (Faroe Islands)	5,855
11	Barry Callebaut AG, (Switzerland) (a)	12,065
3,500	BRF S.A., (Brazil), ADR	66,675
800	Bunge Ltd.	57,960
200	Cal-Maine Foods, Inc.	10,624
360	Chia Tai Enterprises International Ltd., (Hong Kong) (a)	149
11,000	China Agri-Industries Holdings Ltd., (Hong Kong) (a)	4,170
7,000	China Yurun Food Group Ltd., (China) (a)	1,617
44	CJ CheilJedang Corp., (South Korea)	14,614
34,000	CP Pokphand Co., Ltd., (Hong Kong)	3,640
700	Darling Ingredients, Inc. (a)	8,988
10	Emmi AG, (Switzerland) (a)	3,862
2,400	First Resources Ltd., (Singapore)	2,596
200	Fresh Del Monte Produce, Inc.	7,918
857	Glanbia plc, (Ireland)	17,175
31,300	Golden Agri-Resources Ltd., (Singapore)	6,991
898	GrainCorp Ltd., (Australia), Class A	5,203
100	Hokuto Corp., (Japan)	1,811
400	Ingredion, Inc.	34,536
500	Maple Leaf Foods, Inc., (Canada)	8,483
1,740	Marine Harvest ASA, (Norway)	20,939
200	Maruha Nichiro Corp., (Japan)	3,001
1,000	NH Foods Ltd., (Japan)	23,044
2,000	Nichirei Corp., (Japan)	12,200
1,000	Nippon Flour Mills Co., Ltd., (Japan)	6,366
1,500	Nippon Suisan Kaisha Ltd., (Japan)	4,695
400	Pilgrim’s Pride Corp.	8,390
100	Sakata Seed Corp., (Japan)	1,616
261	Salmar ASA, (Norway)	3,964
200	Sanderson Farms, Inc.	13,808
2	Seaboard Corp. (a)	6,640
355	Select Harvests Ltd., (Australia)	3,046
1,000	Showa Sangyo Co., Ltd., (Japan)	3,952
374	Suedzucker AG, (Germany)	5,448
2,508	Tate & Lyle plc, (United Kingdom)	20,639
500	Toyo Suisan Kaisha Ltd., (Japan)	18,720
1,600	Tyson Foods, Inc., Class A	67,648

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
6,000	Vitasoy International Holdings Ltd., (Hong Kong)	8,900
385	Wessanen, (Netherlands)	4,067
13,400	Wilmar International Ltd., (Singapore)	27,072

	Total Consumer Staples	795,361

	Industrials — 0.7%
	Construction & Engineering — 0.0% (g)
314	OCI N.V., (Netherlands) (a)	9,237

	Machinery — 0.7%
100	Ag Growth International, Inc., (Canada)	2,882
400	AGCO Corp.	19,616
5,505	CNH Industrial N.V., (United Kingdom)	43,544
1,800	Deere & Co.	147,204
1,000	Iseki & Co., Ltd., (Japan)	1,591
6,000	Kubota Corp., (Japan)	93,388
100	Lindsay Corp.	7,623
200	Titan International, Inc.	1,836

		317,684

	Total Industrials	326,921

	Materials — 1.8%
	Chemicals — 1.8%
800	Agrium, Inc., (Canada)	83,071
117	American Vanguard Corp.	1,563
1,300	CF Industries Holdings, Inc.	74,594
10,000	China BlueChemical Ltd., (China), Class H	2,839
300	Intrepid Potash, Inc. (a)	2,373
2,119	Israel Chemicals Ltd., (Israel)	11,933
13	Israel Corp., Ltd. (The), (Israel)	3,942
898	K+S AG, (Germany)	33,516
2,600	Monsanto Co.	253,890
1,700	Mosaic Co. (The)	69,411
300	Nihon Nohyaku Co., Ltd., (Japan)	2,331
908	Nufarm Ltd., (Australia)	4,610
408	PhosAgro OAO, (Russia), Reg. S, GDR	5,732
4,600	Potash Corp. of Saskatchewan, Inc., (Canada)	119,790
300	Scotts Miracle-Gro Co. (The), Class A	18,657
500	Sociedad Quimica y Minera de Chile S.A., (Chile), ADR	7,840
494	Syngenta AG, (Switzerland)	165,619
966	Uralkali PJSC, (Russia), Reg. S, GDR (a)	14,777
913	Yara International ASA, (Norway)	40,741

	Total Materials	917,229

	Total Common Stocks (Cost $2,027,655)	2,039,511

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN FUNDS	5

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 23.8%
	Fixed Income — 14.3%
23,476	iShares TIPS Bond ETF	2,619,452
81,191	SPDR Barclays TIPS ETF (a)	4,501,229

	Total Fixed Income	7,120,681

	International Equity — 9.5%
35,855	iShares Global Energy ETF	1,108,278
73,577	iShares Global Infrastructure ETF	2,843,751
51,032	iShares MSCI Global Metals & Mining Producers ETF	548,084
18,209	Market Vectors Gold Miners ETF	256,929

	Total International Equity	4,757,042

	Total Exchange Traded Funds (Cost $12,309,843)	11,877,723

Investment Companies — 67.7% (b)
	Alternative Assets — 18.9%
365,768	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	3,456,509
455,722	JPMorgan Realty Income Fund, Class R5 Shares	5,960,844

	Total Alternative Assets	9,417,353

	Fixed Income — 48.8%
577,715	JPMorgan Floating Rate Income Fund, Class R6 Shares	5,528,728
618,018	JPMorgan High Yield Fund, Class R6 Shares	4,523,890

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
1,409,137	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	14,316,829

	Total Fixed Income	24,369,447

	Total Investment Companies (Cost $34,186,239)	33,786,800

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
195,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $195,132)	195,119

SHARES
Short-Term Investment — 4.0%
	Investment Company — 4.0%
2,003,491	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) (Cost $2,003,491)	2,003,491

	Total Investments — 100.0% (Cost $50,722,360)	49,902,644
	Liabilities in Excess of Other Assets — 0.0% (g)	(14,584)

	NET ASSETS — 100.0%	$49,888,060

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT AUGUST 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
24	E-mini S&P 500	09/18/15	USD	$2,363,040	$(141,438)
3	U.S. Long Bond	12/21/15	USD	463,875	(5,803)
	Short Futures Outstanding
(15)	2 Year U.S. Treasury Note	12/31/15	USD	(3,277,031)	5,453

					$(141,788)

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	AUGUST 31, 2015

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SPDR	— Standard & Poor’s Depositary Receipts
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)	— The rate shown is the current yield as of August 31, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are $745,479 and 1.5%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015

Diversified Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$14,112,353
Investments in affiliates, at value	35,790,291

Total investment securities, at value	49,902,644
Cash	44,343
Foreign currency, at value	5,119
Receivables:
Investment securities sold	7,205,611
Fund shares sold	21,447
Interest and dividends from non-affiliates	1,840
Dividends from affiliates	112
Tax reclaims	4,371
Due from Adviser	22,168

Total Assets	57,207,655

LIABILITIES:
Payables:
Investment securities purchased	7,137,092
Fund shares redeemed	36,587
Variation margin on futures contracts	24,741
Accrued liabilities:
Distribution fees	821
Shareholder servicing fees	1,253
Custodian and accounting fees	22,788
Trustees’ and Chief Compliance Officer’s fees	24
Other	96,289

Total Liabilities	7,319,595

Net Assets	$49,888,060

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	AUGUST 31, 2015

Diversified Real Return Fund
NET ASSETS:
Paid-in-Capital	$55,178,533
Accumulated undistributed (distributions in excess of) net investment income	130,009
Accumulated net realized gains (losses)	(4,458,661)
Net unrealized appreciation (depreciation)	(961,821)

Total Net Assets	$49,888,060

Net Assets:
Class A	$2,020,268
Class C	494,218
Class R2	159,377
Class R5	33,033,858
Select Class	14,180,339

Total	$49,888,060

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	148,398
Class C	36,444
Class R2	11,682
Class R5	2,414,762
Select Class	1,037,994

Net Asset Value (a):
Class A — Redemption price per share	$13.61
Class C — Offering price per share (b)	13.56
Class R2 — Offering and redemption price per share	13.64
Class R5 — Offering and redemption price per share	13.68
Select Class — Offering and redemption price per share	13.66
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.25

Cost of investments in non-affiliates	$14,532,630
Cost of investments in affiliates	36,189,730
Cost of foreign currency	5,158

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN FUNDS	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2015

Diversified Real Return Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$284,766
Dividend income from affiliates	929,468
Interest income from non-affiliates	218
Foreign taxes withheld	(2,537)

Total investment income	1,211,915

EXPENSES:
Investment advisory fees	54,329
Administration fees	54,329
Distribution fees:
Class A	4,978
Class C	3,366
Class R2	668
Shareholder servicing fees:
Class A	4,978
Class C	1,122
Class R2	334
Class R5	18,456
Select Class	37,113
Custodian and accounting fees	47,326
Interest expense to affiliates	250
Professional fees	87,028
Trustees’ and Chief Compliance Officer’s fees	565
Printing and mailing costs	20,138
Registration and filing fees	90,440
Transfer agent fees	6,770
Sub-transfer agent fee (See Note 2.G.)	7,110
Other	7,748

Total expenses	447,048

Less fees waived	(152,583)
Less expense reimbursements	(127,517)

Net expenses	166,948

Net investment income (loss)	1,044,967

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(252,683)
Investments in affiliates	(512,331)
Futures	(144,240)
Foreign currency transactions	(1,099)

Net realized gain (loss)	(910,353)

Distributions of capital gains received from investment company affiliates	271,895

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,375,938)
Investments in affiliates	(2,497,195)
Futures	(141,788)
Foreign currency translations	(57)

Change in net unrealized appreciation/depreciation	(5,014,978)

Net realized/unrealized gains (losses)	(5,653,436)

Change in net assets resulting from operations	$(4,608,469)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	AUGUST 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Diversified Real Return Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,044,967	$1,280,360
Net realized gain (loss)	(910,353)	(1,418,746)
Distributions of capital gains received from investment company affiliates	271,895	255,927
Change in net unrealized appreciation/depreciation	(5,014,978)	5,995,052

Change in net assets resulting from operations	(4,608,469)	6,112,593

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(31,193)	(58,121)
Class C
From net investment income	(5,570)	(22,202)
Class R2
From net investment income	(1,217)	(17,739)
Class R5
From net investment income	(769,210)	(981,802)
Select Class
From net investment income	(261,707)	(386,832)

Total distributions to shareholders	(1,068,897)	(1,466,696)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(8,870,662)	(35,400,942)

NET ASSETS:
Change in net assets	(14,548,028)	(30,755,045)
Beginning of period	64,436,088	95,191,133

End of period	$49,888,060	$64,436,088

Accumulated undistributed (distributions in excess of) net investment income	$130,009	$110,659

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN FUNDS	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Diversified Real Return Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$721,688	$640,623
Distributions reinvested	31,193	58,121
Cost of shares redeemed	(529,278)	(2,215,174)

Change in net assets resulting from Class A capital transactions	$223,603	$(1,516,430)

Class C
Proceeds from shares issued	$324,562	$37,174
Distributions reinvested	4,957	21,585
Cost of shares redeemed	(230,509)	(1,778,174)

Change in net assets resulting from Class C capital transactions	$99,010	$(1,719,415)

Class R2
Proceeds from shares issued	$155,744	$5,144
Distributions reinvested	550	17,261
Cost of shares redeemed	(35,876)	(1,341,312)

Change in net assets resulting from Class R2 capital transactions	$120,418	$(1,318,907)

Class R5
Proceeds from shares issued	$24,389,836	$43,629,505
Distributions reinvested	758,828	978,295
Cost of shares redeemed	(31,095,872)	(75,735,934)

Change in net assets resulting from Class R5 capital transactions	$(5,947,208)	$(31,128,134)

Select Class
Proceeds from shares issued	$5,302,966	$2,238,888
Distributions reinvested	257,511	383,931
Cost of shares redeemed	(8,926,962)	(2,340,875)

Change in net assets resulting from Select Class capital transactions	$(3,366,485)	$281,944

Total change in net assets resulting from capital transactions	$(8,870,662)	$(35,400,942)

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	AUGUST 31, 2015

	Diversified Real Return Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	50,064	43,670
Reinvested	2,189	3,997
Redeemed	(36,543)	(149,658)

Change in Class A Shares	15,710	(101,991)

Class C
Issued	22,612	2,538
Reinvested	349	1,503
Redeemed	(15,958)	(120,622)

Change in Class C Shares	7,003	(116,581)

Class R2
Issued	10,766	354
Reinvested	39	1,199
Redeemed	(2,484)	(90,134)

Change in Class R2 Shares	8,321	(88,581)

Class R5
Issued	1,683,548	2,990,640
Reinvested	52,949	66,779
Redeemed	(2,142,113)	(5,168,503)

Change in Class R5 Shares	(405,616)	(2,111,084)

Select Class
Issued	364,317	152,058
Reinvested	18,004	26,213
Redeemed	(615,175)	(160,725)

Change in Select Class Shares	(232,854)	17,546

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Diversified Real Return Fund
Class A
Year Ended August 31, 2015	$15.08	$0.23	(h)(i)	$(1.47)	$(1.24)	$(0.23)	$—		$(0.23)
Year Ended August 31, 2014	14.25	0.22	(h)(i)	0.89	1.11	(0.28)	—		(0.28)
Year Ended August 31, 2013	15.07	0.21	(h)	(0.78)	(0.57)	(0.24)	(0.01)		(0.25)
Year Ended August 31, 2012	15.14	0.21	(h)(i)	(0.11)	0.10	(0.17)	—	(j)	(0.17)
March 31, 2011 (k) through August 31, 2011	15.00	0.10	(h)(i)	0.08	0.18	(0.04)	—		(0.04)

Class C
Year Ended August 31, 2015	15.05	0.16	(h)(i)	(1.47)	(1.31)	(0.18)	—		(0.18)
Year Ended August 31, 2014	14.20	0.14	(h)(i)	0.89	1.03	(0.18)	—		(0.18)
Year Ended August 31, 2013	15.03	0.12	(h)	(0.76)	(0.64)	(0.18)	(0.01)		(0.19)
Year Ended August 31, 2012	15.13	0.14	(h)(i)	(0.12)	0.02	(0.12)	—	(j)	(0.12)
March 31, 2011 (k) through August 31, 2011	15.00	0.08	(h)(i)	0.08	0.16	(0.03)	—		(0.03)

Class R2
Year Ended August 31, 2015	15.12	0.16	(h)(i)	(1.44)	(1.28)	(0.20)	—		(0.20)
Year Ended August 31, 2014	14.24	0.18	(h)(i)	0.89	1.07	(0.19)	—		(0.19)
Year Ended August 31, 2013	15.06	0.16	(h)	(0.76)	(0.60)	(0.21)	(0.01)		(0.22)
Year Ended August 31, 2012	15.14	0.18	(h)(i)	(0.12)	0.06	(0.14)	—	(j)	(0.14)
March 31, 2011 (k) through August 31, 2011	15.00	0.09	(h)(i)	0.08	0.17	(0.03)	—		(0.03)

Class R5
Year Ended August 31, 2015	15.15	0.29	(h)(i)	(1.49)	(1.20)	(0.27)	—		(0.27)
Year Ended August 31, 2014	14.31	0.26	(h)(i)	0.91	1.17	(0.33)	—		(0.33)
Year Ended August 31, 2013	15.11	0.26	(h)	(0.78)	(0.52)	(0.27)	(0.01)		(0.28)
Year Ended August 31, 2012	15.16	0.19	(h)(i)	(0.03)	0.16	(0.21)	—	(j)	(0.21)
March 31, 2011 (k) through August 31, 2011	15.00	0.12	(h)(i)	0.09	0.21	(0.05)	—		(0.05)

Select Class
Year Ended August 31, 2015	15.13	0.26	(h)(i)	(1.47)	(1.21)	(0.26)	—		(0.26)
Year Ended August 31, 2014	14.29	0.26	(h)(i)	0.89	1.15	(0.31)	—		(0.31)
Year Ended August 31, 2013	15.10	0.24	(h)	(0.78)	(0.54)	(0.26)	(0.01)		(0.27)
Year Ended August 31, 2012	15.16	0.28	(h)(i)	(0.14)	0.14	(0.20)	—	(j)	(0.20)
March 31, 2011 (k) through August 31, 2011	15.00	0.12	(h)(i)	0.08	0.20	(0.04)	—		(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of operations.
(l)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended August 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)(e)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$13.61	(8.28)%	$2,020,268	0.61%		1.58	%(i)	1.29%		91%
15.08	7.88	2,001,598	0.61		1.51	(i)	1.13		59
14.25	(3.81)	3,345,116	0.61		1.39		0.99		39
15.07	0.70	1,904,463	0.61		1.43	(i)	1.29		42
15.14	1.21	189,874	0.61	(l)	1.64	(i)(l)	31.73	(l)	13

13.56	(8.74)	494,218	1.11		1.10	(i)	1.78		91
15.05	7.34	443,103	1.11		0.98	(i)	1.60		59
14.20	(4.29)	2,073,901	1.11		0.82		1.49		39
15.03	0.16	2,091,357	1.11		0.96	(i)	1.88		42
15.13	1.06	338,775	1.11	(l)	1.28	(i)(l)	30.38	(l)	13

13.64	(8.51)	159,377	0.86		1.09	(i)	1.55		91
15.12	7.60	50,821	0.86		1.25	(i)	1.34		59
14.24	(4.03)	1,309,391	0.86		1.06		1.24		39
15.06	0.45	1,329,140	0.86		1.23	(i)	1.47		42
15.14	1.12	50,563	0.86	(l)	1.37	(i)(l)	33.56	(l)	13

13.68	(7.97)	33,033,858	0.26		2.01	(i)	0.74		91
15.15	8.24	42,715,599	0.26		1.74	(i)	0.66		59
14.31	(3.44)	70,551,417	0.26		1.73		0.54		39
15.11	1.08	42,521,881	0.26		1.26	(i)	0.64		42
15.16	1.39	60,354	0.26	(l)	1.93	(i)(l)	32.71	(l)	13

13.66	(8.06)	14,180,339	0.36		1.80	(i)	0.94		91
15.13	8.16	19,224,967	0.36		1.75	(i)	0.90		59
14.29	(3.58)	17,911,308	0.36		1.59		0.74		39
15.10	0.95	12,897,374	0.36		1.86	(i)	1.00		42
15.16	1.37	1,097,846	0.36	(l)	1.82	(i)(l)	32.78	(l)	13

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Real Return Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term real return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

16	J.P. MORGAN FUNDS	AUGUST 31, 2015

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Staples	$440,286	$355,075	$—	$795,361
Industrials	222,705	104,216	—	326,921
Materials	636,922	280,307	—	917,229

Total Common Stocks	1,299,913	739,598	—	2,039,511

Debt Security
U.S. Treasury Obligation	—	195,119	—	195,119
Exchange Traded Funds	11,877,723	—	—	11,877,723
Investment Companies	33,786,800	—	—	33,786,800
Short-Term Investment
Investment Company	2,003,491	—	—	2,003,491

Total Investments in Securities	$48,967,927	$934,717	$—	$49,902,644

Appreciation in Other Financial Instruments
Futures Contracts	$5,453	$—	$—	$5,453

Depreciation in Other Financial Instruments
Futures Contracts	$(147,241)	$—	$—	$(147,241)

There were no significant transfers between levels 1 and 2 during the year ended August 31, 2015.

B. Investment Transactions with Affiliates — The Fund invests in Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the year ended August 31, 2015
Affiliate	Value at August 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at August 31, 2015	Value at August 31, 2015
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,451,751	$2,044,603	$2,636,728	$(543,262)	$—	365,768	$3,456,509
JPMorgan Floating Rate Income Fund, Class R6 Shares	11,938,745	3,221,504	9,239,263	(159,692)	307,182	577,715	5,528,728
JPMorgan High Yield Fund, Class R6 Shares	—	6,188,622	1,360,997	9,264	165,936	618,018	4,523,890
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	21,859,288	7,733,398	14,516,666	(209,901)	239,872	1,409,137	14,316,829
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,378,004	27,710,846	27,085,359	—	598	2,003,491	2,003,491
JPMorgan Real Return Fund, Institutional Class Shares	3,136,098	11,567,165	14,441,892	(194,926)	80,087	—	—
JPMorgan Realty Income Fund, Class R5 Shares	7,595,802	3,838,132	5,583,238	858,081	135,793	455,722	5,960,844

Total	$51,359,688			$(240,436)	$929,468		$35,790,291

C. Futures Contracts — The Fund used index, treasury or other financial futures contracts to manage and hedge equity price and interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to

AUGUST 31, 2015	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended August 31, 2015:

	Average Notional Balance		Ending Notional Balance
Long Futures Contracts:
Equity	$1,826,099	(a)	$2,363,040
Interest Rate	1,257,101	(b)	463,875

Short Futures Contracts:
Interest Rate	3,928,471	(a)	3,277,031

(a)	Average for the period February 1, 2015 through August 31, 2015.
(b)	Average for the period December 1, 2014 through August 31, 2015.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivative Information — The following table presents the value of derivatives held as of August 31, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$5,453

Gross Liabilities:
Equity contracts	Receivables, Net Assets — Unrealized Depreciation	$(141,438)
Interest rate contracts	Receivables, Net Assets — Unrealized Depreciation	(5,803)

Total		$(147,241)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended August 31, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$13,584
Interest rate contracts	(157,824)

Total	$(144,240)

18	J.P. MORGAN FUNDS	AUGUST 31, 2015

The following tables present the effect of derivatives on the Statement of Operations for the year ended August 31, 2015, by primary underlying risk exposure:

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(141,438)
Interest rate contracts	(350)

Total	$(141,788)

The Fund’s derivatives contracts held at August 31, 2015 are not accounted for as hedging instruments under GAAP.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the year ended August 31, 2015 are as follows:

	Class A	Class C	Class R2	Class R5	Select Class
Sub-transfer agent fees	1,644	123	44	5,195	104

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital

AUGUST 31, 2015	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$43,280	$(43,280)

The reclassifications for the Fund relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.10% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the Fund’s average daily net assets on the first $500 million in Fund assets; 0.075% of the Fund’s average daily net assets between $500 million and $1 billion and 0.05% of the Fund’s average daily net assets in excess of $1 billion. For the year ended August 31, 2015, the effective rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2015, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$656	$22

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

20	J.P. MORGAN FUNDS	AUGUST 31, 2015

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund (excluding acquired fund “Underlying Funds and ETFs” fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.61%	1.11%	0.86%	0.26%	0.36%

The expense limitation agreement was in effect for the year ended August 31, 2015 and is in place until at least December 31, 2015. In addition, the Fund’s service providers have voluntarily waived fees during the year ended August 31, 2015. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended August 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$54,184	$53,923	$44,070	$152,177	$127,517

				Voluntary Waivers
				Administration
				$406

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the year ended August 31, 2015.

The Underlying Funds may impose separate shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and above 0.05% for Class R5 Shares, the Fund’s Distributor may waive shareholder servicing fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the affiliated Underlying Funds. This waiver may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended August 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$48,417,879	$58,198,598	$25,052	$—

AUGUST 31, 2015	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$51,217,422	$1,848,006	$(3,162,784)	$(1,314,778)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended August 31, 2015 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,068,897	$—	$1,068,897

The tax character of distributions paid during the year ended August 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,466,696	$—	$1,466,696

As of August 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$131,392	$(3,756,325)	$(1,315,095)

The cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and mark to market of futures contracts.

As of August 31, 2015, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$2,940,897	$815,428

During the year ended August 31, 2015, the Fund utilized capital loss carryforwards as follows:

Capital Loss Carryforwards Utilized
Short-Term	Long-Term
$—	$6,210

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2015, the Fund deferred to September 1, 2015 the following specified ordinary losses and net capital losses of:

Net Capital Loss		Specified Ordinary Losses
Short-Term	Long-Term
$481,717	$(132,657)	$797

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

22	J.P. MORGAN FUNDS	AUGUST 31, 2015

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at, August 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has one or more shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares.

The Adviser or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, commodities and real estate securities and convertible securities. These securities are subject to risks specific to their structure, sector or market. The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

AUGUST 31, 2015	J.P. MORGAN FUNDS	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Diversified Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Real Return Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2015

24	J.P. MORGAN FUNDS	AUGUST 31, 2015

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	148	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

AUGUST 31, 2015	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	J.P. MORGAN FUNDS	AUGUST 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

AUGUST 31, 2015	J.P. MORGAN FUNDS	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in each Class (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2015 and continued to hold your shares at the end of the reporting period, August 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Real Return Fund
Class A
Actual	$1,000.00	$941.60	$2.99	0.61%
Hypothetical	1,000.00	1,022.13	3.11	0.61
Class C
Actual	1,000.00	939.20	5.43	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class R2
Actual	1,000.00	940.50	4.21	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class R5
Actual	1,000.00	943.40	1.27	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Select Class
Actual	1,000.00	942.90	1.76	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

28	J.P. MORGAN FUNDS	AUGUST 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and other J.P. Morgan Funds in which the Fund invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and

AUGUST 31, 2015	J.P. MORGAN FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund and Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that

30	J.P. MORGAN FUNDS	AUGUST 31, 2015

serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the third and fifth quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the independent consultant indicated

that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

AUGUST 31, 2015	J.P. MORGAN FUNDS	31

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 1.37% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended August 31, 2015.

Qualified Dividend Income (QDI)

The Fund had $184,833, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended August 31, 2015.

32	J.P. MORGAN FUNDS	AUGUST 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2015. All rights reserved. August 2015.

AN-DRR-815

Annual Report

J.P. Morgan Income Funds

August 31, 2015

JPMorgan Global Bond Opportunities Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 25, 2015 (Unaudited)

Dear Shareholder,

As the U.S. economy continued to strengthen and policy makers moved toward a more normalized monetary policy over the twelve months ended August 31, 2015, central bankers in Europe, Japan and Asia unleashed unprecedented stimulus measures to bolster flagging growth. Over the same period, financial market volatility increased until it truly erupted in mid-August amid acute worries that China’s economy — the world’s second largest economy — was faltering.

 “The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the
U.S., Europe, Japan and China continued to provide or increase growth stimulus.”

Though U.S. financial markets largely recovered by the end of August, the shock from the global sell-off in equities, along with other considerations, was apparently enough to convince the U.S. Federal Reserve (the “Fed”) to postpone an interest rate increase in September.

Amid an environment of low interest rates, falling energy prices and global growth, U.S. equity prices rose through the end of 2014 and essentially remained near their closing highs for the first five months of 2015, hitting a peak in mid-May. Meanwhile, U.S. bond markets provided lackluster returns, caught between investor concerns about the timing and impact of a Fed interest rate increase and periodic “flights to safety” as investors reacted to specific market or geopolitical events.

While there was notable weakness in the U.S. economy in the first three months of 2015 –
mainly due to severe winter weather and a labor dispute at vital West Coast ports — the upward trajectory of the economy resumed in the second quarter and U.S. gross domestic product rose 3.9%. Unemployment continued its steady decline throughout the twelve months ended August 31, 2015, dropping to 5.1% from 6.1%.

Importantly, inflationary pressure remained subdued in the
U.S. amid lower energy prices and nearly stagnant wage growth. Global oil prices dipped below $60 a barrel in March 2015, before rebounding somewhat and then dropping again to below $50 a barrel by August. Global commodities prices also fell sharply through the summer of 2015.

Part of the decline in commodities prices was attributable to signs of slowing growth in China, the world’s leading consumer of raw materials. In response to falling domestic equity prices and weakening economic data, Chinese policy makers enacted a range of stimulus measures, including cutting interest rates and easing bank lending rules in June and July of 2015. Then on August 11th, China’s central bank shocked global markets by devaluing the yuan by nearly 2% and two days later, weaker-than-expected retail sales and industrial production data again shook investor confidence.

On Monday, August 24th, China’s stock
market suffered its biggest one-day drop since 2011. The Shanghai Composite Index closed down 8.5% for the day. Chinese regulators suspended trading in hundreds of stocks that had each lost 10% or more. The selloff spread rapidly and key equity indexes in developed markets from Asia to Europe closed down by roughly 5%. Emerging market equities also fell, dragging local currencies lower. In U.S. trading, the Standard & Poor’s 500 Index closed down 3.9% for the day.

Government bonds of developed market nations initially benefitted from the sell-off as investors sought the perceived safety of fixed income securities. But prices for longer-dated U.S. Treasury bonds declined, partly due to massive selling of foreign-exchange reserves (including U.S. Treasuries) by China and partly due to expectations of an imminent Fed interest rate increase.

While the global economic environment at the end of August 2015 was markedly different than it was twelve months earlier, in fundamental ways it remained unchanged. The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to provide or increase growth stimulus. Global energy prices remained under pressure. What appeared to have changed is the intensity of investor concern about both the health of China’s economy and the timing of any increase in U.S. interest rates. This uncertain environment and its effects on financial markets may provide opportunities for those investors who have long-term objectives and a well-diversified portfolio.

On behalf of everyone at J.P. Morgan
Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at
1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

AUGUST 31, 2015

J.P. MORGAN INCOME FUNDS

1

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2015 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

(0.97)%

Barclays Multiverse Index

(6.60)%

Net Assets as of 8/31/2015 (In Thousands)

$1,134,151

Duration as of 8/31/2015

4.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Global Bond Opportunities Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Over the twelve
month period, global central bank policies remained accommodative, including aggressive asset purchase programs from the European Central Bank and the Bank of Japan. The period was marked by low inflationary pressure, weakness in oil prices and a strong U.S. dollar.

Volatility increased in the latter half of the reporting period amid signs of slowing growth in China’s economy and expectations of an increase in U.S. interest rates. A global sell-off in equities in August drove some investors to seek safety in select developed market government bonds and also drove emerging market currencies lower.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2015, the Fund outperformed the Barclays Multiverse Index (the “Index”). The Fund’s hedging of foreign currency positions was a leading contributor to performance relative to the unhedged Index (although it detracted from absolute performance), as the U.S. dollar strengthened during the twelve month reporting period.

The Fund’s allocation to corporate high yield bonds (also known as “junk bonds”) detracted from absolute performance over the twelve month reporting period due to market volatility amid investor concerns over slowing economic growth in China and volatility in commodities prices. The Fund’s allocation to government bonds also detracted from absolute performance as a temporary breakdown in negotiations to resolve the Greek debt crises hurt bonds of some smaller European nations.

The Fund’s allocation to investment grade corporate debt and securitized debt made a positive contribution to absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities.

During the reporting period, the Fund’s managers slightly increased their allocation to high yield assets as European and U.S. high yield securities continued to have attractive valuations. The managers continued to generally avoid the energy sector, given the poor commodities outlook. The Fund’s exposure to investment grade corporate bonds increased slightly over the period, while its emerging markets debt position was reduced. The
Fund’s duration increased over the period. In particular, U.S. Treasury bond duration was added later in the period as market risks increased. Duration measures the price sensitivity of a portfolio of debt securities to changes in interest rates. Bonds with longer maturities will generally experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter maturities. The Fund’s duration rose to 4.20 years at August 31,
2015, from 3.30 years twelve months earlier.

2

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2015

PORTFOLIO COMPOSITION***

Corporate Bonds

47.5
%

Foreign Government Securities

13.7

Commercial Mortgage-Backed Securities

9.7

Asset-Backed Securities

5.4

Preferred Securities

5.2

Loan Assignments

4.5

Collateralized Mortgage Obligations

4.4

Convertible Bonds

2.0

Common Stock

0.0
(a)

Short-Term Investment

7.6

PORTFOLIO COMPOSITION BY COUNTRY***

United States

50.9
%

United Kingdom

8.6

Luxembourg

4.2

Spain

3.0

Italy

2.5

France

2.4

Netherlands

2.4

Mexico

2.1

Germany

2.0

Hungary

1.7

Canada

1.7

South Africa

1.6

Ireland

1.3

Switzerland

1.0

Cayman Islands

1.0

Others (each less than 1.0%)

6.0

Short-Term Investment

7.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

(a)

Amount rounds to less than 0.1%.

AUGUST 31, 2015

J.P. MORGAN INCOME FUNDS

3

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2015 (Unaudited)
(continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31,
2015

INCEPTION DATE OF CLASS

1 YEAR

SINCE INCEPTION

CLASS A SHARES

September 4, 2012

Without Sales Charge

(1.26
)%

4.23
%

With Sales Charge*

(4.94
)

2.90

CLASS C SHARES

September 4, 2012

Without CDSC

(1.63
)

3.83

With CDSC**

(2.63
)

3.83

CLASS R6 SHARES

September 4, 2012

(0.86
)

4.64

SELECT CLASS SHARES

September 4, 2012

(0.97
)

4.50

*

Sales Charge for Class A Shares is 3.75%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/4/12 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 4, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Global Bond Opportunities Fund, the Barclays Multiverse Index and the Lipper Global Income Funds
Index from September 4, 2012 to August 31, 2015. The performance of the Lipper Global Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Multiverse Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund, if applicable. The performance of the Lipper Global Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays
Multiverse Index provides a broad-based measure of the international fixed income bond market. The Barclays Multiverse Index represents the union of the

Barclays Global Aggregate Index and the Barclays Global High Yield Index. The Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed income markets. The Lipper Global Income Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum
initial investment.

Subsequent to the inception of the Fund on September 4, 2012 until May 31, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the
waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN INCOME FUNDS

AUGUST 31, 2015

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Asset-Backed Securities — 5.4%

Cayman Islands — 0.3%

525

  Benefit Street Partners CLO Ltd., Series 2014-IVA, Class A1A, VAR, 1.777%, 07/20/26
(e)

522

250

Carlyle Global Market Strategies Commodities Funding Ltd., Series 2014-1A, Class A, VAR, 2.189%, 10/15/21 (e)

250

1,000

Flatiron CLO Ltd., Series 2013-1A, Class A1, VAR, 1.689%, 01/17/26 (e)

995

250

LCM LP, Series 16A, Class A, VAR, 1.789%, 07/15/26 (e)

249

250

OZLM Funding IV Ltd., Series 2013-4A, Class A1, VAR, 1.445%, 07/22/25 (e)

247

218

Rockwall CDO II Ltd., Series 2007-1A, Class A1LA, VAR, 0.550%, 08/01/24 (e)

211

420

Sound Point CLO IV Ltd., Series 2013-3A, Class A, VAR, 1.662%, 01/21/26 (e)

416

336

Symphony CLO Ltd., Series 2014-14A, Class A2, VAR, 1.766%, 07/14/26 (e)

336

250

  THL Credit Wind River CLO Ltd., Series 2014-1A, Class A, VAR, 1.807%, 04/18/26
(e)

249

420

Venture CDO Ltd., Series 2014-17A, Class A, VAR, 1.769%, 07/15/26 (e)

418

3,893

Ireland — 0.1%

785

Trafigura Securitisation Finance plc, Series 2014-1A, Class B, VAR, 2.448%, 10/15/21 (e)

785

Italy — 0.0% (g)

EUR
10

Atlante Finance Srl, Series 1, Class A, Reg. S, VAR, 0.171%, 07/28/47

11

EUR
45

Italfinance Securitisation Vehicle Srl, Series 2005-1, Class A, Reg. S, VAR, 0.136%, 03/14/23

50

61

United States — 5.0%

133

ABFC Trust, Series 2004-OPT2, Class M2, VAR, 1.699%, 07/25/33

127

120

ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M2, VAR, 1.774%, 04/25/34

111

131

Argent Securities, Inc., Series 2003-W7, Class M2, VAR, 2.824%, 03/25/34

128

130

  Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W3,
Class A3, VAR, 1.019%, 02/25/34

116

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

United States — continued

62

Bear Stearns Asset Backed Securities Trust, Series 2002-1, Class 1A5, SUB, 6.890%, 12/25/34

63

3,400

CAM Mortgage LLC, Series 2015-1, Class M, VAR, 4.750%, 07/15/64 (e)

3,379

400

Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.210%, 03/15/21 (e)

405

Countrywide Asset-Backed Certificates,

97

Series 2002-4, Class M1, VAR, 1.324%, 12/25/32

89

228

Series 2004-2, Class M1, VAR, 0.949%, 05/25/34

217

153

Series 2004-BC1, Class M3, VAR, 2.299%, 10/25/33

127

4,903

Series 2004-ECC2, Class M2, VAR, 1.174%, 12/25/34

4,672

3,430

Series 2005-AB3, Class 1A1, VAR, 0.449%, 02/25/36

3,013

387

Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB5, Class AV3, VAR, 0.589%, 08/25/35

374

Exeter Automobile Receivables Trust,

100

Series 2013-2A, Class C, 4.350%, 01/15/19 (e)

102

444

Series 2014-3A, Class B, 2.770%, 11/15/19 (e)

448

173

First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A1, VAR, 0.919%, 08/25/34

164

860

FirstKey Lending Trust, Series 2015-SFR1, Class D, VAR, 4.367%, 03/09/47 (e)

853

198

Flagship Credit Auto Trust, Series 2014-2, Class C, 3.950%, 12/15/20 (e)

199

95

Fremont Home Loan Trust, Series 2004-2, Class M2, VAR, 1.129%, 07/25/34

89

250

Gallatin CLO VI LLC, Series 2013-2A, Class A1, VAR, 1.726%, 01/15/25 (e)

249

1,168

GLC II Trust, Series 2014-A, Class A, 4.000%, 12/18/20 (e)

1,168

340

GMAT Trust, Series 2013-1A, Class M, VAR, 5.000%, 11/25/43 (e)

325

39

Home Equity Asset Trust, Series 2004-6, Class M2, VAR, 1.099%, 12/25/34

33

2,900

LV Tower 52 Issuer LLC, Series 2013-1, Class M, 7.500%, 07/15/19 (e)

2,883

218

Merrill Lynch Mortgage Investors Trust, Series 2003-OPT1, Class M1, VAR, 1.174%, 07/25/34

198

SEE NOTES TO
FINANCIAL STATEMENTS.

AUGUST 31, 2015

J.P. MORGAN INCOME FUNDS

5

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT

SECURITY DESCRIPTION

VALUE

Asset-Backed Securities — continued

United States — continued

170

Mid-State Capital Corp. Trust, Series 2006-1, Class M2, 6.742%, 10/15/40 (e)

181

141

Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class M1, VAR, 1.054%, 01/25/34

134

600

Nationstar HECM Loan Trust, Series 2015-1A, Class A, 3.844%, 05/25/18 (e)

600

91

New Century Home Equity Loan Trust, Series 2003-4, Class M2, VAR, 2.929%, 10/25/33

88

2,469

NRPL Trust, Series 2015-2A, Class A1, VAR, 3.750%, 10/25/57 (e)

2,457

1,920

OAK Hill Advisors Residential Loan Trust, Series 2014-NPL2, Class A2, SUB, 4.000%, 04/25/54 (e)

1,897

OneMain Financial Issuance Trust,

300

Series 2014-1A, Class B, 3.240%, 06/18/24 (e)

302

182

Series 2014-2A, Class C, 4.330%, 09/18/24 (e)

183

151

Series 2014-2A, Class D, 5.310%, 09/18/24 (e)

150

1,266

Series 2015-1A, Class A, 3.190%, 03/18/26 (e)

1,281

608

Series 2015-1A, Class C, 5.120%, 03/18/26 (e)

622

125

Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-2, Class M1, VAR, 1.174%, 04/25/33

111

243

  Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.039%,
02/25/33

227

340

Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M3, VAR, 1.039%, 01/25/36

324

326

People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1, VAR, 1.099%, 10/25/34

323

1,534

Pretium Mortgage Credit Partners I LLC, Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)

1,532

1,400

Progress Residential Trust, Series 2015-SFR2, Class D, 3.684%, 06/12/32 (e)

1,360

RASC Trust,

2,986

Series 2005-EMX1, Class M1, VAR, 0.844%, 03/25/35

2,786

116

Series 2005-KS2, Class M1, VAR, 0.844%, 03/25/35

106

Renaissance Home Equity Loan Trust,

1,149

Series 2004-1, Class M1, VAR, 0.779%, 05/25/34

1,045

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,546	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	1,569
301	Saxon Asset Securities Trust, Series 2004-3, Class M1, VAR, 1.099%, 12/26/34	273
75	Selene Non-Performing Loans LLC, Series 2014-1A, Class A, SUB, 2.981%, 05/25/54 (e)	74
800	SpringCastle America Funding LLC, Series 2014-AA, Class C, 5.590%, 10/25/33 (e)	814
237	Structured Asset Investment Loan Trust, Series 2003-BC10, Class A4, VAR, 1.199%, 10/25/33	228
965	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	963
	Truman Capital Mortgage Loan Trust,
840	Series 2014-NPL1, Class A2, SUB, 4.250%, 07/25/53 (e)	828
270	Series 2014-NPL3, Class A2, SUB, 4.000%, 04/25/53 (e)	264
1,501	U.S. Residential Opportunity Fund III Trust, Series 2015-1III, Class A, 3.721%, 01/27/35 (e)	1,497
1,715	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	1,709
857	VOLT XIX LLC, Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	858
242	VOLT XVI LLC, Series 2014-NPL5, Class A2, SUB, 4.000%, 09/25/58 (e)	238
2,619	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	2,616
749	VOLT XXVI LLC, Series 2014-NPL6, Class A2, SUB, 4.250%, 09/25/43 (e)	738
1,838	VOLT XXVII LLC, Series 2014-NPL7, Class A2, SUB, 4.750%, 08/27/57 (e)	1,839
6,353	VOLT XXXVII LLC, Series 2015-NP11, Class A1, SUB, 3.625%, 07/25/45 (e)	6,346
186	Westlake Automobile Receivables Trust, Series 2014-2A, Class D, 2.860%, 07/15/21 (e)	186

		56,281

	Total Asset-Backed Securities (Cost $60,836)	61,020

Collateralized Mortgage Obligations — 4.4%
	Agency CMO — 1.9%
	United States — 1.9%
	Federal Home Loan Mortgage Corp. REMIC
312	Series 3110, Class SL, IF, IO, 5.952%, 02/15/26	38

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,465	Series 3160, Class SA, IF, IO, 6.952%, 05/15/36	241
1,202	Series 3459, Class JS, IF, IO, 6.052%, 06/15/38	175
445	Series 3716, Class PI, IO, 4.500%, 04/15/38	62
360	Series 3736, Class QB, 4.000%, 05/15/37	369
1,954	Series 3775, Class LI, IO, 3.500%, 12/15/20	126
1,542	Series 3907, Class AI, IO, 5.000%, 05/15/40	299
4,874	Series 3907, Class SW, IF, IO, 6.452%, 07/15/26	845
2,017	Series 3914, Class LS, IF, IO, 6.602%, 08/15/26	353
6,109	Series 3926, Class MS, IF, IO, 6.552%, 11/15/25	723
2,426	Series 3958, Class MS, IF, IO, 6.502%, 08/15/26	385
3,951	Series 3998, Class KS, IF, IO, 6.502%, 02/15/27	712
776	Series 4018, Class HI, IO, 4.500%, 03/15/41	153
1,102	Series 4030, Class IL, IO, 3.500%, 04/15/27	116
4,134	Series 4043, Class PI, IO, 2.500%, 05/15/27	358
349	Series 4056, Class BI, IO, 3.000%, 05/15/27	38
2,528	Series 4057, Class UI, IO, 3.000%, 05/15/27	267
6,186	Series 4059, Class SA, IF, IO, 5.802%, 06/15/42	1,331
758	Series 4073, Class IQ, IO, 4.000%, 07/15/42	190
3,154	Series 4097, Class CI, IO, 3.000%, 08/15/27	372
910	Series 4119, Class LI, IO, 3.500%, 06/15/39	125
1,865	Series 4120, Class UI, IO, 3.000%, 10/15/27	209
397	Series 4136, Class IN, IO, 3.000%, 11/15/27	46
373	Series 4146, Class AI, IO, 3.000%, 12/15/27	39
1,740	Series 4173, Class I, IO, 4.000%, 03/15/43	392
1,069	Series 4215, Class LI, IO, 3.500%, 07/15/41	170
2,392	Series 4280, Class KI, IO, 3.500%, 09/15/31	266
1,070	Series 4304, Class DI, IO, 2.500%, 01/15/27	101

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,192	Series 4311, Class QI, IO, 3.000%, 10/15/28	320
3,005	Series 4313, Class UI, IO, 3.000%, 03/15/29	376
607	Series 4323, Class IW, IO, 3.500%, 04/15/28	73
1,572	Series 4324, Class AI, IO, 3.000%, 11/15/28	143
7,748	Series 4351, Class GI, IO, 5.000%, 11/15/19	362
2,821	Series 4372, Class SY, IF, IO, 5.902%, 08/15/44	490
700	Federal Home Loan Mortgage Corp. STRIPS, Series 305, Class IO, IO, 3.500%, 03/15/28	92
	Federal National Mortgage Association REMIC
1,393	Series 2009-101, Class SI, IF, IO, 5.551%, 12/25/39	180
486	Series 2010-102, Class IP, IO, 5.000%, 12/25/39	57
1,625	Series 2011-144, Class SA, IF, IO, 6.451%, 11/25/25	223
4,581	Series 2012-9, Class SM, IF, IO, 6.501%, 12/25/26	748
358	Series 2012-25, Class AI, IO, 3.500%, 03/25/27	42
1,632	Series 2012-93, Class SG, IF, IO, 5.901%, 09/25/42	331
544	Series 2012-107, Class IG, IO, 3.500%, 10/25/27	65
456	Series 2012-118, Class DI, IO, 3.500%, 01/25/40	63
1,694	Series 2012-120, Class DI, IO, 3.000%, 03/25/31	198
368	Series 2012-128, Class KI, IO, 3.000%, 11/25/27	41
383	Series 2012-144, Class EI, IO, 3.000%, 01/25/28	46
578	Series 2012-144, Class SK, IF, IO, 5.901%, 01/25/43	149
4,113	Series 2012-145, Class EI, IO, 3.000%, 01/25/28	465
476	Series 2012-148, Class JI, IO, 3.500%, 12/25/39	63
417	Series 2012-150, Class BI, IO, 3.000%, 01/25/28	50
10,006	Series 2013-4, Class ST, IF, IO, 5.951%, 02/25/43	2,132
459	Series 2013-5, Class BI, IO, 3.500%, 03/25/40	71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	7

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Collateralized Mortgage Obligations — continued
		United States — continued
	342	Series 2013-9, Class IO, IO, 3.000%, 02/25/28	41
	421	Series 2013-9, Class YI, IO, 3.500%, 02/25/28	53
	5,854	Series 2013-15, Class IO, IO, 2.500%, 03/25/28	560
	496	Series 2013-15, Class QI, IO, 3.000%, 03/25/28	58
	1,997	Series 2013-18, Class AI, IO, 3.000%, 03/25/28	225
	1,354	Series 2013-18, Class NS, IF, IO, 5.901%, 03/25/43	298
	426	Series 2013-26, Class IJ, IO, 3.000%, 04/25/28	51
	2,062	Series 2013-31, Class DI, IO, 3.000%, 04/25/28	242
	399	Series 2013-31, Class YI, IO, 3.500%, 04/25/28	47
	2,091	Series 2013-64, Class LI, IO, 3.000%, 06/25/33	280
	4,151	Series 2014-35, Class KI, IO, 3.000%, 06/25/29	557
	2,644	Series 2014-44, Class QI, IO, 3.000%, 08/25/29	302
		Federal National Mortgage Association STRIPS
	4,582	Series 401, Class C6, IO, 4.500%, 10/25/29	415
	1,204	Series 409, Class 23, IO, VAR, 3.500%, 04/25/27	144
	18,142	Series 410, Class C12, IO, 5.500%, 07/25/24	1,531
		Government National Mortgage Association
	2,200	Series 2002-24, Class AG, IF, IO, 7.752%, 04/16/32	506
	1,728	Series 2003-69, Class SB, IF, IO, 6.402%, 08/16/33	392
	1,434	Series 2011-13, Class S, IF, IO, 5.752%, 01/16/41	254

			21,237

		Non-Agency CMO — 2.5%
		Italy — 0.0% (g)
EUR	120	Intesa Sec S.p.A., Series 3, Class B, Reg. S, VAR, 0.179%, 10/30/33	129

		Spain — 0.0% (g)
EUR	113	TDA 13-Mixto Fondo de Titulizacion de Activos, Series 13, Class A2, VAR, 0.291%, 09/30/32	125

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — 2.5%
	Alternative Loan Trust
139	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	132
2,598	Series 2005-21CB, Class A17, 6.000%, 06/25/35	2,657
215	Chase Mortgage Finance Trust, Series 2007-A1, Class 2A3, VAR, 2.665%, 02/25/37	216
2,067	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, VAR, 0.465%, 08/19/45	1,843
59	First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 1A6, 5.500%, 10/25/35	57
209	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, VAR, 7.500%, 10/25/36 (e)	170
306	HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A, VAR, 0.395%, 08/19/37	259
747	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 5A1, VAR, 2.498%, 02/25/35	744
	Wells Fargo Mortgage-Backed Securities Trust
2,266	Series 2004-BB, Class A5, VAR, 2.620%, 01/25/35	2,287
4,561	Series 2004-M, Class A1, VAR, 2.740%, 08/25/34	4,636
4,677	Series 2004-N, Class A6, VAR, 2.730%, 08/25/34	4,683
4,676	Series 2004-N, Class A7, VAR, 2.730%, 08/25/34	4,683
3,115	Series 2005-AR2, Class 2A1, VAR, 2.618%, 03/25/35	3,112
715	Series 2005-AR2, Class 2A2, VAR, 2.618%, 03/25/35	726
659	Series 2005-AR4, Class 2A2, VAR, 2.636%, 04/25/35	662
986	Series 2005-AR16, Class 3A1, VAR, 2.657%, 03/25/35	987
140	Series 2007-2, Class 3A5, 5.250%, 03/25/37	143

		27,997

		28,251

	Total Collateralized Mortgage Obligations (Cost $49,099)	49,488

Commercial Mortgage-Backed Securities — 9.6%
	Cayman Islands — 0.0% (g)
112	ACRE Commercial Mortgage Trust, Series 2014-FL2, Class D, VAR, 3.598%, 08/15/31 (e)	111
255	PFP III Ltd., Series 2014-1, Class AS, VAR, 1.844%, 06/14/31 (e)	255

		366

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — 9.6%
250	A10 Securitization LLC, 4.733%, 01/09/20	250
	Banc of America Commercial Mortgage Trust,
200	Series 2006-2, Class B, VAR, 5.960%, 05/10/45	202
2,400	Series 2007-3, Class B, VAR, 5.741%, 06/10/49	2,438
2,350	Series 2007-4, Class AJ, VAR, 6.002%, 02/10/51	2,420
100	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class B, VAR, 5.118%, 07/10/45	100
	Bear Stearns Commercial Mortgage Securities Trust,
2,600	Series 2006-PW13, Class B, VAR, 5.660%, 09/11/41 (e)	2,545
1,350	Series 2006-PW14, Class AJ, 5.273%, 12/11/38	1,360
1,210	Series 2007-PW16, Class AJ, VAR, 5.895%, 06/11/40	1,229
1,700	Series 2007-PW17, Class AJ, VAR, 6.082%, 06/11/50	1,738
1,720	CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, VAR, 5.366%, 12/11/49	1,780
1,815	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class A, VAR, 2.041%, 11/15/31 (e)	1,827
	Citigroup Commercial Mortgage Trust,
4,335	Series 2015-P1, Class A5, 3.717%, 09/15/48	4,439
3,440	Series 2015-P1, Class D, 3.225%, 09/15/48 (e)	2,580
	COMM Mortgage Trust,
835	Series 2014-LC15, Class D, VAR, 5.109%, 04/10/47 (e)	782
2,200	Series 2015-CR23, Class CMC, VAR, 3.807%, 05/10/48 (e)	2,176
6,450	Series 2015-CR24, Class A5, 3.696%, 08/10/48	6,614
1,990	Series 2015-CR25, Class A4, 3.759%, 08/10/48	2,047
2,880	Series 2015-PC1, Class A5, 3.902%, 07/10/50	3,000
100	Commercial Mortgage Trust, Series 2004-GG1, Class H, VAR, 6.238%, 06/10/36 (e)	101
3,010	Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class E, VAR, 5.646%, 02/15/39	3,017
	CSAIL Commercial Mortgage Trust,
3,115	Series 2015-C1, Class D, VAR, 3.945%, 04/15/50 (e)	2,670

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
4,075	Series 2015-C3, Class A4, 3.718%, 08/15/48	4,168
230	CSMC, Series 2014-ICE, Class D, VAR, 2.348%, 04/15/27 (e)	228
2,120	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, VAR, 5.290%, 11/10/45	2,127
	GS Mortgage Securities Trust,
100	Series 2006-GG8, Class AJ, 5.622%, 11/10/39	101
1,615	Series 2015-GC32, Class A4, 3.764%, 07/10/48	1,664
	JP Morgan Chase Commercial Mortgage Securities Trust,
120	Series 2005-LDP2, Class D, VAR, 4.941%, 07/15/42	121
160	Series 2005-LDP5, Class D, VAR, 5.560%, 12/15/44	160
1,395	Series 2006-LDP8, Class C, VAR, 5.549%, 05/15/45	1,411
3,895	Series 2007-LD11, Class AM, VAR, 5.961%, 06/15/49	4,047
2,870	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 6.096%, 07/15/44	2,965
	LB-UBS Commercial Mortgage Trust,
5,205	Series 2007-C1, Class AJ, 5.484%, 02/15/40	5,359
1,410	Series 2007-C1, Class B, 5.514%, 02/15/40	1,441
5,605	Series 2007-C1, Class C, VAR, 5.533%, 02/15/40	5,673
5,030	Series 2007-C6, Class AJ, VAR, 6.324%, 07/15/40	5,187
125	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AJ, 5.239%, 12/12/49	125
4,200	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.732%, 05/15/48	4,307
	Morgan Stanley Capital I Trust,
2,810	Series 2005-HQ7, Class D, VAR, 5.373%, 11/14/42	2,809
255	Series 2006-HQ8, Class D, VAR, 5.663%, 03/12/44	237
2,630	Series 2006-HQ9, Class D, VAR, 5.862%, 07/12/44	2,667
5,005	Series 2007-HQ11, Class AJ, VAR, 5.508%, 02/12/44	5,104
	Wachovia Bank Commercial Mortgage Trust,
100	Series 2005-C21, Class F, VAR, 5.451%, 10/15/44 (e)	99

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	9

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
1,020	Series 2006-C23, Class D, VAR, 5.703%, 01/15/45	1,030
2,825	Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	2,839
2,530	Series 2007-C33, Class AJ, VAR, 6.150%, 02/15/51	2,604
2,600	Series 2007-C33, Class B, VAR, 6.150%, 02/15/51	2,625
2,600	Series 2007-C33, Class C, VAR, 6.150%, 02/15/51	2,603
250	Series 2007-C34, Class AJ, VAR, 6.144%, 05/15/46	259
1,250	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.767%, 07/15/58	1,284
1,940	WFRBS Commercial Mortgage Trust, Series 2014-C25, Class D, VAR, 3.803%, 11/15/47 (e)	1,612

		108,171

	Total Commercial Mortgage-Backed Securities (Cost $109,596)	108,537

SHARES
Common Stock — 0.0% (g)
	United States — 0.0% (g)
3	NII Holdings, Inc. (a) (Cost $44)	23

PRINCIPAL AMOUNT
Convertible Bonds — 1.9%
	Netherlands — 0.1%
1,565	NXP Semiconductors N.V., 1.000%, 12/01/19 (e)	1,699

	United Kingdom — 0.0% (g)
200	Billion Express Investments Ltd., Reg. S, 0.750%, 10/18/15	199

	United States — 1.8%
850	Envestnet, Inc., 1.750%, 12/15/19	752
2,225	Finisar Corp., 0.500%, 12/15/33	2,083
2,045	General Cable Corp., SUB, 4.500%, 11/15/29	1,449
815	Griffon Corp., 4.000%, 01/15/17 (e)	1,013
1,680	HealthSouth Corp., 2.000%, 12/01/43	2,046
2,320	HomeAway, Inc., 0.125%, 04/01/19	2,158
2,325	Iconix Brand Group, Inc., 1.500%, 03/15/18	1,889
25	Ixia, 3.000%, 12/15/15	25
245	Jarden Corp., 1.125%, 03/15/34	284
2,585	Live Nation Entertainment, Inc., 2.500%, 05/15/19	2,679

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,145	Newpark Resources, Inc., 4.000%, 10/01/17	1,154
1,460	ON Semiconductor Corp., Series B, 2.625%, 12/15/26	1,643
1,855	Web.com Group, Inc., 1.000%, 08/15/18	1,745
1,310	WebMD Health Corp., 1.500%, 12/01/20	1,346

		20,266

	Total Convertible Bonds (Cost $23,563)	22,164

Corporate Bonds — 46.9%
	Australia — 0.0% (g)
180	Bluescope Steel Finance Ltd./Bluescope Steel Finance USA LLC, 7.125%, 05/01/18 (e)	177
35	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	35

		212

	Bahamas — 0.0% (g)
565	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	441

	Belgium — 0.2%
EUR 2,200	Ontex Group N.V., Reg. S, 4.750%, 11/15/21	2,587

	Bermuda — 0.1%
310	Aircastle Ltd., 7.625%, 04/15/20	352
200	Seadrill Ltd., 6.625%, 09/15/20 (e)	138
36	Viking Cruises Ltd., 8.500%, 10/15/22 (e)	40

		530

	Canada — 1.6%
555	1011778 B.C. ULC/New Red Finance, Inc., 6.000%, 04/01/22 (e)	572
188	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	189
	Baytex Energy Corp.,
100	5.125%, 06/01/21 (e)	85
75	5.625%, 06/01/24 (e)	63
	Bombardier, Inc.,
40	4.750%, 04/15/19 (e)	32
139	5.500%, 09/15/18 (e)	122
169	6.125%, 01/15/23 (e)	126
11	Brookfield Residential Properties, Inc., 6.500%, 12/15/20 (e)	11
192	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.125%, 07/01/22 (e)	186
230	Cascades, Inc., 5.500%, 07/15/22 (e)	221
213	Concordia Healthcare Corp., 7.000%, 04/15/23 (e)	220

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
	First Quantum Minerals Ltd.,
423	6.750%, 02/15/20 (e)	302
18	7.000%, 02/15/21 (e)	13
25	Garda World Security Corp., 7.250%, 11/15/21 (e)	23
125	HudBay Minerals, Inc., 9.500%, 10/01/20	113
325	Lundin Mining Corp., 7.875%, 11/01/22 (e)	320
92	Masonite International Corp., 5.625%, 03/15/23 (e)	93
245	Mattamy Group Corp., 6.500%, 11/15/20 (e)	237
800	MEG Energy Corp., 6.375%, 01/30/23 (e)	644
405	New Gold, Inc., 6.250%, 11/15/22 (e)	342
171	NOVA Chemicals Corp., 5.000%, 05/01/25 (e)	171
330	Novelis, Inc., 8.750%, 12/15/20	329
227	Open Text Corp., 5.625%, 01/15/23 (e)	227
2,600	Pacific Exploration and Production Corp., Reg. S, 5.125%, 03/28/23	1,261
350	Precision Drilling Corp., 5.250%, 11/15/24	275
1,070	Quebecor Media, Inc., 5.750%, 01/15/23	1,081
115	Taseko Mines Ltd., 7.750%, 04/15/19	66
1,325	Transcanada Trust, VAR, 5.625%, 05/20/75	1,268
400	Ultra Petroleum Corp., 6.125%, 10/01/24 (e)	264
	Valeant Pharmaceuticals International, Inc.,
345	5.375%, 03/15/20 (e)	351
195	5.500%, 03/01/23 (e)	198
85	5.625%, 12/01/21 (e)	86
2,160	5.875%, 05/15/23 (e)	2,203
395	6.125%, 04/15/25 (e)	407
205	6.375%, 10/15/20 (e)	214
175	6.750%, 08/15/18 (e)	183
100	6.750%, 08/15/21 (e)	104
2,465	7.250%, 07/15/22 (e)	2,594
100	7.500%, 07/15/21 (e)	107
EUR 1,925	Reg. S, 4.500%, 05/15/23	2,079
300	Videotron Ltd., 5.375%, 06/15/24 (e)	305

		17,687

	Cayman Islands — 0.6%
3,401	Odebrecht Offshore Drilling Finance Ltd., Reg. S, 6.750%, 10/01/22	1,887
275	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	212
	Transocean, Inc.,
191	6.500%, 11/15/20	157
724	6.875%, 12/15/21	578
200	UPCB Finance IV Ltd., 5.375%, 01/15/25 (e)	194

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Cayman Islands — continued
900	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	966
2,800	Vale Overseas Ltd., 6.875%, 11/21/36	2,383

		6,377

	Chile — 0.3%
1,980	Empresa Electrica Angamos S.A., 4.875%, 05/25/29 (e)	1,881
1,720	Empresa Electrica Guacolda S.A., 4.560%, 04/30/25 (e)	1,632

		3,513

	Croatia — 0.2%
EUR 1,250	Agrokor d.d., Reg. S, 9.125%, 02/01/20	1,512
400	Hrvatska Elektroprivreda, Reg. S, 6.000%, 11/09/17	416

		1,928

	Denmark — 0.0% (g)
GBP 195	Danske Bank A/S, VAR, 5.375%, 09/29/21	315

	France — 2.0%
EUR 1,300	Autodis S.A., Reg. S, 6.500%, 02/01/19	1,517
EUR 2,000	Crown European Holdings S.A., Reg. S, 4.000%, 07/15/22	2,310
EUR 400	Europcar Groupe S.A., Reg. S, 5.750%, 06/15/22	461
EUR 1,650	Holding Medi-Partenaires SAS, Reg. S, 7.000%, 05/15/20	1,963
EUR 1,500	Italcementi Finance S.A., SUB, 6.625%, 03/19/20	1,952
EUR 1,760	Labeyrie Fine Foods SAS, Reg. S, 5.625%, 03/15/21	2,054
EUR 600	Lafarge S.A., Reg. S, 4.750%, 09/30/20	786
EUR 1,259	Novafives SAS, Reg. S, 4.500%, 06/30/21	1,314
	Numericable-SFR SAS,
EUR 600	5.375%, 05/15/22 (e)	693
2,200	6.000%, 05/15/22 (e)	2,200
250	6.250%, 05/15/24 (e)	250
EUR 2,800	Reg. S, 5.375%, 05/15/22	3,235
	Rexel S.A.,
EUR 275	3.250%, 06/15/22	298
EUR 1,300	Reg. S, 5.125%, 06/15/20	1,540
EUR 1,650	SMCP SAS, Reg. S, 8.875%, 06/15/20	1,981

		22,554

	Germany — 1.9%
EUR 2,250	Bayer AG, VAR, 3.000%, 07/01/75	2,589
EUR 1,750	CeramTec Group GmbH, Reg. S, 8.250%, 08/15/21	2,122

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	11

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Germany — continued
EUR 1,350	Deutsche Raststaetten Gruppe IV GmbH, Reg. S, 6.750%, 12/30/20	1,629
EUR 1,800	HP Pelzer Holding GmbH, Reg. S, 7.500%, 07/15/21	2,111
EUR 480	KraussMaffei Group GmbH, Reg. S, 8.750%, 12/15/20	574
EUR 1,575	Pfleiderer GmbH, Reg. S, 7.875%, 08/01/19	1,785
EUR 1,200	ProGroup AG, Reg. S, 5.125%, 05/01/22	1,384
EUR 1,100	Techem Energy Metering Service GmbH & Co. KG, Reg. S, 7.875%, 10/01/20	1,332
EUR 1,825	Trionista TopCo GmbH, Reg. S, 6.875%, 04/30/21	2,156
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
200	5.000%, 01/15/25 (e)	195
200	5.500%, 01/15/23 (e)	206
EUR 3,420	Reg. S, 5.125%, 01/21/23	4,067
EUR 1,300	WEPA Hygieneprodukte GmbH, Reg. S, 6.500%, 05/15/20	1,531

		21,681

	Hong Kong — 0.3%
3,800	Bank of East Asia Ltd. (The), VAR, 4.250%, 11/20/24	3,793

	India — 0.3%
4,000	JSW Steel Ltd., 4.750%, 11/12/19	3,495

	Ireland — 0.9%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
217	4.250%, 07/01/20	218
642	4.625%, 07/01/22	647
2,100	Alfa Bank OJSC Via Alfa Bond Issuance plc, Reg. S, 7.875%, 09/25/17	2,164
	Ardagh Packaging Finance plc,
1,100	9.125%, 10/15/20 (e)	1,155
EUR 1,650	Reg. S, 9.250%, 10/15/20	1,933
300	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.000%, 06/30/21 (e)	298
EUR 820	Bank of Ireland, 3.250%, 01/15/19	979
285	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.000%, 02/01/25 (e)	293
EUR 2,200	Smurfit Kappa Acquisitions, Reg. S, 3.250%, 06/01/21	2,548

		10,235

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Italy — 1.2%
EUR 700	Assicurazioni Generali S.p.A., VAR, 7.750%, 12/12/42	959
EUR 455	Banco Popolare SC, 3.500%, 03/14/19	524
EUR 1,400	Cerved Group S.p.A., Reg. S, 8.000%, 01/15/21	1,693
	Enel S.p.A.,
EUR 1,550	VAR, 6.500%, 01/10/74	1,901
GBP 200	VAR, 7.750%, 09/10/75	334
EUR 350	Intesa Sanpaolo S.p.A., 6.625%, 09/13/23	475
EUR 1,300	Rhino Bondco S.p.A, Reg. S, 7.250%, 11/15/20	1,558
EUR 3,250	Telecom Italia S.p.A., 3.250%, 01/16/23	3,644
EUR 1,841	UniCredit S.p.A., Reg. S, 6.950%, 10/31/22	2,413

		13,501

	Japan — 0.0% (g)
200	SoftBank Group Corp., 4.500%, 04/15/20 (e)	200

	Luxembourg — 4.1%
2,735	Actavis Funding SCS, 3.000%, 03/12/20	2,724
	Altice Luxembourg S.A.,
EUR 850	7.250%, 05/15/22 (e)	958
700	7.625%, 02/15/25 (e)	665
250	7.750%, 05/15/22 (e)	244
	Altice Financing S.A.,
700	6.625%, 02/15/23 (e)	697
EUR 2,100	Reg. S, 5.250%, 02/15/23	2,379
200	Altice Finco S.A., 7.625%, 02/15/25 (e)	196
EUR 2,100	Altice Luxembourg S.A., Reg. S, 7.250%, 05/15/22	2,368
	ArcelorMittal,
EUR 1,700	2.875%, 07/06/20	1,862
50	5.250%, 02/25/17	51
60	6.250%, 03/01/21	59
1,350	7.000%, 02/25/22	1,347
50	10.600%, 06/01/19	58
EUR 2,370	Auris Luxembourg II S.A., Reg. S, 8.000%, 01/15/23	2,886
45	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, 5.625%, 12/15/16 (e)	45
100	Capsugel S.A., 7.000% (cash), 05/15/19 (e) (v)	101
600	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	624
EUR 1,950	Fiat Chrysler Finance Europe, 4.750%, 07/15/22	2,305

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Luxembourg — continued
EUR 2,075	Galapagos Holding S.A., Reg. S, 7.000%, 06/15/22	2,084
EUR 600	Geo Debt Finance S.C.A., Reg. S, 7.500%, 08/01/18	620
EUR 1,300	Gestamp Funding Luxembourg S.A., Reg. S, 5.875%, 05/31/20	1,520
2,250	INEOS Group Holdings S.A., 5.875%, 02/15/19 (e)	2,230
	Intelsat Jackson Holdings S.A.,
549	5.500%, 08/01/23	483
862	6.625%, 12/15/22	754
557	7.250%, 04/01/19	545
340	7.250%, 10/15/20	327
1,945	7.500%, 04/01/21	1,884
	Intelsat Luxembourg S.A.,
5	6.750%, 06/01/18	4
360	7.750%, 06/01/21	270
200	Mallinckrodt International Finance S.A., 4.750%, 04/15/23	190
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
175	4.875%, 04/15/20 (e)	177
145	5.500%, 04/15/25 (e)	144
311	5.750%, 08/01/22 (e)	317
EUR 735	Matterhorn Telecom Holding S.A., Reg. S, 4.875%, 05/01/23	748
EUR 1,050	Monitchem HoldCo 2 S.A., Reg. S, 6.875%, 06/15/22	1,096
EUR 1,750	Play Finance 1 S.A., Reg. S, 6.500%, 08/01/19	2,035
EUR 750	Play Topco S.A., 7.750% (cash), Reg. S, 02/28/20 (v)	855
EUR 2,450	SIG Combibloc Holdings S.C.A., Reg. S, 7.750%, 02/15/23	2,837
EUR 1,800	Telenet Finance V Luxembourg S.C.A., Reg. S, 6.250%, 08/15/22	2,185
EUR 1,500	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Reg. S, 6.375%, 05/01/22	1,692
	Wind Acquisition Finance S.A.,
EUR 550	7.000%, 04/23/21 (e)	646
600	7.375%, 04/23/21 (e)	614
EUR 1,850	Reg. S, 7.000%, 04/23/21	2,175

		46,001

	Mexico — 0.4%
1,850	Alfa S.A.B. de C.V., Reg. S, 6.875%, 03/25/44	1,836

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — continued
	Cemex S.A.B. de C.V.,
1,250	5.700%, 01/11/25 (e)	1,163
200	6.125%, 05/05/25 (e)	190
1,940	Elementia S.A.B. de C.V., 5.500%, 01/15/25 (e)	1,872

		5,061

	Netherlands — 1.8%
900	Bluewater Holding B.V., Reg. S, 10.000%, 12/10/19 (e)	639
400	EDP Finance B.V., 5.250%, 01/14/21 (e)	422
2,120	Embraer Netherlands Finance B.V., 5.050%, 06/15/25	1,998
	Fiat Chrysler Automobiles N.V.,
273	4.500%, 04/15/20	273
200	5.250%, 04/15/23	198
EUR 1,375	Grupo Antolin Dutch B.V., Reg. S, 4.750%, 04/01/21	1,546
EUR 1,100	InterXion Holding N.V., Reg. S, 6.000%, 07/15/20	1,315
	NXP B.V./NXP Funding LLC,
1,000	5.750%, 02/15/21 (e)	1,044
1,000	5.750%, 03/15/23 (e)	1,035
EUR 800	PortAventura Entertainment Barcelona B.V., Reg. S, 7.250%, 12/01/20	924
	Schaeffler Finance B.V.,
600	4.750%, 05/15/21 (e)	590
EUR 2,600	Reg. S, 3.500%, 05/15/22	2,928
	Sensata Technologies B.V.,
129	5.000%, 10/01/25 (e)	125
1,600	5.625%, 11/01/24 (e)	1,640
EUR 2,850	UPC Holding B.V., Reg. S, 6.375%, 09/15/22	3,448
EUR 1,650	Ziggo Bond Finance B.V., Reg. S, 4.625%, 01/15/25	1,759

		19,884

	Norway — 0.3%
EUR 2,700	Lock A.S., Reg. S, 7.000%, 08/15/21	3,218

	Singapore — 0.0% (g)
200	Flextronics International Ltd., 5.000%, 02/15/23	201

	South Korea — 0.3%
	Woori Bank,
3,700	4.750%, 04/30/24 (e)	3,810

		3,810

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	13

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Spain — 0.2%
EUR 800	CaixaBank S.A., VAR, 5.000%, 11/14/23	947
EUR 1,400	Campofrio Food Group S.A., Reg. S, 3.375%, 03/15/22	1,555

		2,502

	Sweden — 0.3%
EUR 750	Dometic Group AB, 9.500% (cash), Reg. S, 06/26/19 (v)	859
EUR 1,000	TVN Finance Corp. III AB, Reg. S, 7.375%, 12/15/20	1,212
EUR 1,550	Volvo Treasury AB, VAR, 4.200%, 06/10/75	1,743

		3,814

	Switzerland — 0.7%
	Credit Suisse AG,
1,938	6.500%, 08/08/23 (e)	2,131
EUR 1,350	VAR, 5.750%, 09/18/25	1,703
	UBS AG,
1,404	5.125%, 05/15/24	1,404
650	Reg. S, VAR, 4.750%, 05/22/23	662
EUR 1,505	VAR, 4.750%, 02/12/26	1,807

		7,707

	United Kingdom — 5.0%
EUR 769	Aviva plc, VAR, 6.125%, 07/05/43	1,016
	Barclays Bank plc,
1,550	7.625%, 11/21/22	1,767
1,550	VAR, 7.750%, 04/10/23	1,674
GBP 1,950	Boparan Finance plc, Reg. S, 5.250%, 07/15/19	2,876
915	BP Capital Markets plc, 3.062%, 03/17/22	908
EUR 2,200	EC Finance plc, Reg. S, 5.125%, 07/15/21	2,530
GBP 1,100	Galaxy Bidco Ltd., Reg. S, 6.375%, 11/15/20	1,706
GBP 550	Heathrow Finance plc, 7.125%, 03/01/17	888
EUR 2,150	Ineos Finance plc, Reg. S, 4.000%, 05/01/23	2,316
	International Game Technology plc,
975	6.250%, 02/15/22 (e)	938
EUR 1,500	Reg. S, 4.125%, 02/15/20	1,675
	Jaguar Land Rover Automotive plc,
500	4.125%, 12/15/18 (e)	501
200	4.250%, 11/15/19 (e)	199
GBP 2,000	Reg. S, 5.000%, 02/15/22	3,077
	Matalan Finance plc,
GBP 450	6.875%, 06/01/19 (e)	649
GBP 750	Reg. S, 6.875%, 06/01/19	1,082
GBP 300	Reg. S, 8.875%, 06/01/20	399

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United Kingdom — continued
EUR	1,750	Merlin Entertainments plc, Reg. S, 2.750%, 03/15/22	1,878
GBP	1,200	New Look Secured Issuer plc, Reg. S, 6.500%, 07/01/22	1,777
GBP	710	NGG Finance plc, Reg. S, VAR, 5.625%, 06/18/73	1,155
GBP	1,500	Odeon & UCI Finco plc, Reg. S, 9.000%, 08/01/18	2,382
EUR	1,450	OTE plc, 3.500%, 07/09/20	1,420
GBP	975	Pizzaexpress Financing 1 plc, Reg. S, 8.625%, 08/01/22	1,539
GBP	1,450	Pizzaexpress Financing 2 plc, Reg. S, 6.625%, 08/01/21	2,276
GBP	1,500	Priory Group No. 3 plc, Reg. S, 8.875%, 02/15/19	2,377
		R&R Ice Cream plc,
GBP	600	5.500%, 05/15/20 (e)	937
GBP	1,250	Reg. S, 5.500%, 05/15/20	1,952
	1,645	Royal Bank of Scotland Group plc, 6.125%, 12/15/22	1,773
	2,256	Santander UK plc, 5.000%, 11/07/23 (e)	2,340
	600	Sea Trucks Group Ltd., Reg. S, 9.000%, 03/26/18 (e)	442
GBP	2,030	Tesco plc, 5.000%, 03/24/23	3,110
	200	Virgin Media Finance plc, 5.750%, 01/15/25 (e)	201
GBP	2,835	Virgin Media Secured Finance plc, Reg. S, 6.000%, 04/15/21	4,493
GBP	1,475	Vougeot Bidco plc, Reg. S, 7.875%, 07/15/20	2,410

			56,663

		United States — 24.2%
		Acadia Healthcare Co., Inc.,
	55	5.625%, 02/15/23	56
	100	6.125%, 03/15/21	103
	530	ACCO Brands Corp., 6.750%, 04/30/20	556
	307	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	120
	75	Activision Blizzard, Inc., 5.625%, 09/15/21 (e)	79
		ADT Corp. (The),
	552	4.125%, 06/15/23	506
	400	6.250%, 10/15/21	413
		Advanced Micro Devices, Inc.,
	225	6.750%, 03/01/19	159
	369	7.000%, 07/01/24	238
	11	7.500%, 08/15/22	7

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	AECOM,
365	5.750%, 10/15/22 (e)	365
125	5.875%, 10/15/24 (e)	126
500	AES Corp., 5.500%, 04/15/25	470
250	AK Steel Corp., 8.750%, 12/01/18	250
130	Alabama Power Co., 4.150%, 08/15/44	123
370	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/22 (e)	396
15	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	16
	Alcoa, Inc.,
725	5.125%, 10/01/24	711
250	5.400%, 04/15/21	257
300	5.900%, 02/01/27	300
250	Aleris International, Inc., 7.875%, 11/01/20	242
156	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	154
	Ally Financial, Inc.,
1,420	4.125%, 03/30/20	1,424
970	4.625%, 03/30/25	936
250	4.750%, 09/10/18	258
240	8.000%, 12/31/18	266
365	8.000%, 11/01/31	432
165	Altria Group, Inc., 4.250%, 08/09/42	147
	AMC Entertainment, Inc.,
500	5.750%, 06/15/25	498
230	5.875%, 02/15/22	233
1,105	American Airlines 2015-1 Class B Pass-Through Trust, 3.700%, 05/01/23	1,086
	American Axle & Manufacturing, Inc.,
500	6.250%, 03/15/21	510
448	6.625%, 10/15/22	457
325	American International Group, Inc., 6.250%, 03/15/37	354
900	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19	920
	Amkor Technology, Inc.,
1,015	6.375%, 10/01/22	987
850	6.625%, 06/01/21	839
100	Amsurg Corp., 5.625%, 11/30/20	102
500	Antero Resources Corp., 5.375%, 11/01/21	460
1,633	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	1,711
1,425	Ashland, Inc., 4.750%, 08/15/22	1,414
	Ashtead Capital, Inc.,
300	5.625%, 10/01/24 (e)	298
1,000	6.500%, 07/15/22 (e)	1,040

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
		AT&T, Inc.,
	2,630	3.400%, 05/15/25	2,506
	1,325	4.300%, 12/15/42	1,129
		Audatex North America, Inc.,
	714	6.000%, 06/15/21 (e)	697
	520	6.125%, 11/01/23 (e)	516
		Avaya, Inc.,
	60	7.000%, 04/01/19 (e)	54
	221	10.500%, 03/01/21 (e)	146
		Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
	17	5.125%, 06/01/22 (e)	17
	135	5.250%, 03/15/25 (e)	128
	1,795	5.500%, 04/01/23	1,780
EUR	500	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B B.V., Reg. S, 5.750%, 02/01/21	584
	1,040	Bank of America Corp., 4.250%, 10/22/26	1,024
	25	Basic Energy Services, Inc., 7.750%, 02/15/19	16
	400	Berry Plastics Corp., 5.500%, 05/15/22	387
	279	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	273
	235	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	222
	82	Boyd Gaming Corp., 6.875%, 05/15/23	84
	500	BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.875%, 04/15/22	212
	231	Building Materials Corp. of America, 5.375%, 11/15/24 (e)	231
	157	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	161
	1,340	Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	1,294
		Cablevision Systems Corp.,
	233	7.750%, 04/15/18	251
	848	8.000%, 04/15/20	918
	250	Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20 (d)	209
		California Resources Corp.,
	418	5.500%, 09/15/21	324
	795	6.000%, 11/15/24	590
	1,500	Calpine Corp., 6.000%, 01/15/22 (e)	1,596
	400	Casella Waste Systems, Inc., 7.750%, 02/15/19	399
		CCO Holdings LLC/CCO Holdings Capital Corp.,
	39	5.375%, 05/01/25 (e)	38

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	15

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,905	5.750%, 09/01/23	1,943
831	6.500%, 04/30/21	868
1,500	6.625%, 01/31/22	1,579
300	7.375%, 06/01/20	313
	CCO Safari II LLC,
328	4.464%, 07/23/22 (e)	327
73	4.908%, 07/23/25 (e)	72
176	6.384%, 10/23/35 (e)	179
1,085	6.484%, 10/23/45 (e)	1,104
	CDW LLC/CDW Finance Corp.,
48	5.000%, 09/01/23	48
165	5.500%, 12/01/24	163
450	Cemex Finance LLC, 9.375%, 10/12/22 (e)	501
201	Centene Corp., 4.750%, 05/15/22	204
	CenturyLink, Inc.,
178	5.625%, 04/01/25 (e)	159
200	Series T, 5.800%, 03/15/22	190
1,345	6.750%, 12/01/23	1,308
	Cequel Communications Holdings I LLC/Cequel Capital Corp.,
199	5.125%, 12/15/21 (e)	182
1,025	Chesapeake Energy Corp., 6.625%, 08/15/20	817
65	Chinos Intermediate Holdings A, Inc., 7.750% (cash), 05/01/19 (e) (v)	28
204	Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875%, 02/01/21	220
	CHS/Community Health Systems, Inc.,
200	5.125%, 08/01/21	205
200	6.875%, 02/01/22	213
135	Cincinnati Bell, Inc., 8.375%, 10/15/20	141
90	Cinemark USA, Inc., 5.125%, 12/15/22	90
	CIT Group, Inc.,
29	3.875%, 02/19/19	29
1,220	5.000%, 08/15/22	1,240
491	5.250%, 03/15/18	510
400	5.375%, 05/15/20	418
1,495	5.500%, 02/15/19 (e)	1,571
200	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	197
2,690	Citigroup, Inc., 2.400%, 02/18/20	2,666
	Claire’s Stores, Inc.,
250	6.125%, 03/15/20 (e)	195
68	8.875%, 03/15/19	29
880	9.000%, 03/15/19 (e)	746
	Clear Channel Worldwide Holdings, Inc.,
2,080	Series B, 6.500%, 11/15/22	2,149
1,675	Series B, 7.625%, 03/15/20	1,733

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
100	Clearwater Paper Corp., 4.500%, 02/01/23	95
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
99	6.375%, 03/15/24	57
26	8.500%, 12/15/19	18
155	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	89
367	Coeur Mining, Inc., 7.875%, 02/01/21	234
500	Cogent Communications Finance, Inc., 5.625%, 04/15/21 (e)	469
600	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	580
1,750	Comcast Corp., 3.375%, 02/15/25	1,740
	Commercial Metals Co.,
200	4.875%, 05/15/23	177
75	7.350%, 08/15/18	80
1,000	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	972
190	CommScope, Inc., 5.500%, 06/15/24 (e)	185
	Comstock Resources, Inc.,
150	9.500%, 06/15/20	49
562	10.000%, 03/15/20 (e)	451
530	Concho Resources, Inc., 5.500%, 04/01/23	524
450	CONSOL Energy, Inc., 5.875%, 04/15/22	322
175	Consolidated Communications, Inc., 6.500%, 10/01/22 (e)	162
17	Constellation Brands, Inc., 4.750%, 11/15/24	17
137	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	152
1,300	Corrections Corp. of America, 4.625%, 05/01/23	1,274
733	Cott Beverages, Inc., 6.750%, 01/01/20	760
261	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22	238
260	Crown Castle International Corp., 5.250%, 01/15/23	272
365	CSC Holdings LLC, 6.750%, 11/15/21	383
80	CSI Compressco LP/Compressco Finance, Inc., 7.250%, 08/15/22	66
1,195	CVS Health Corp., 5.300%, 12/05/43	1,288
	Dana Holding Corp.,
1,000	5.500%, 12/15/24	983
600	6.000%, 09/15/23	604
210	Darling Ingredients, Inc., 5.375%, 01/15/22	207
151	DCP Midstream Operating LP, 3.875%, 03/15/23	124

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
312	Dean Foods Co., 6.500%, 03/15/23 (e)	315
1,053	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	1,079
835	Denbury Resources, Inc., 4.625%, 07/15/23	559
455	Diamondback Energy, Inc., 7.625%, 10/01/21	478
	DISH DBS Corp.,
1,170	5.875%, 07/15/22	1,106
950	5.875%, 11/15/24	866
1,766	6.750%, 06/01/21	1,773
210	7.875%, 09/01/19	228
500	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	517
1,155	Dominion Resources, Inc., 3.625%, 12/01/24	1,142
110	DS Services of America, Inc., 10.000%, 09/01/21 (e)	128
4	DuPont Fabros Technology LP, 5.875%, 09/15/21	4
	Dynegy, Inc.,
115	6.750%, 11/01/19	119
615	7.375%, 11/01/22	637
35	7.625%, 11/01/24	36
203	E*TRADE Financial Corp., 5.375%, 11/15/22	212
175	Eagle Spinco, Inc., 4.625%, 02/15/21	171
1,063	Embarq Corp., 7.995%, 06/01/36	1,124
565	Emdeon, Inc., 11.000%, 12/31/19	607
1,294	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	1,260
75	EnerSys, 5.000%, 04/30/23 (e)	72
	EP Energy LLC/Everest Acquisition Finance, Inc.,
400	7.750%, 09/01/22	368
1,300	9.375%, 05/01/20	1,259
	Equinix, Inc.,
38	5.375%, 01/01/22	38
300	5.375%, 04/01/23	301
27	5.750%, 01/01/25	27
	EXCO Resources, Inc.,
200	7.500%, 09/15/18	71
150	8.500%, 04/15/22	42
500	FCA U.S. LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	536
151	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	157
	First Data Corp.,
391	6.750%, 11/01/20 (e)	412
410	7.375%, 06/15/19 (e)	425
2,712	8.250%, 01/15/21 (e)	2,854

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
251	11.750%, 08/15/21	283
335	12.625%, 01/15/21	385
550	8.750%, 01/15/22 (e)	579
385	FirstEnergy Transmission LLC, 5.450%, 07/15/44 (e)	399
2,000	Ford Motor Credit Co. LLC, 3.664%, 09/08/24	1,934
2,740	Freeport-McMoRan, Inc., 3.550%, 03/01/22	2,110
12	Freescale Semiconductor, Inc., 6.000%, 01/15/22 (e)	13
	Fresenius Medical Care U.S. Finance II, Inc.,
420	4.125%, 10/15/20 (e)	427
295	4.750%, 10/15/24 (e)	296
250	5.875%, 01/31/22 (e)	270
	Frontier Communications Corp.,
250	6.250%, 09/15/21	228
70	8.125%, 10/01/18	76
273	8.500%, 04/15/20	280
142	8.750%, 04/15/22	140
370	9.250%, 07/01/21	380
1,000	Gannett Co., Inc., 6.375%, 10/15/23	1,047
	General Electric Capital Corp.,
2,610	3.450%, 05/15/24	2,662
1,315	VAR, 6.375%, 11/15/67	1,404
125	GenOn Energy, Inc., 9.875%, 10/15/20	118
1,000	GEO Group, Inc. (The), 6.625%, 02/15/21	1,042
	Goldman Sachs Group, Inc. (The),
1,850	3.850%, 07/08/24	1,869
1,200	5.150%, 05/22/45	1,186
35	Goodman Networks, Inc., 12.125%, 07/01/18	13
	Goodyear Tire & Rubber Co. (The),
475	7.000%, 05/15/22	505
292	8.250%, 08/15/20	304
1,000	8.750%, 08/15/20	1,191
575	Gray Television, Inc., 7.500%, 10/01/20	595
300	Halcon Resources Corp., 9.250%, 02/15/22	99
	Harland Clarke Holdings Corp.,
150	6.875%, 03/01/20 (e)	139
10	9.250%, 03/01/21 (e)	8
	HCA, Inc.,
300	5.000%, 03/15/24	307
1,125	5.375%, 02/01/25	1,142
100	6.500%, 02/15/20	110
2,275	7.500%, 02/15/22	2,610
	HD Supply, Inc.,
1,250	5.250%, 12/15/21 (e)	1,284

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	17

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
200	7.500%, 07/15/20	214
600	Headwaters, Inc., 7.250%, 01/15/19	624
	HealthSouth Corp.,
250	5.125%, 03/15/23	248
174	5.750%, 11/01/24	176
375	Hecla Mining Co., 6.875%, 05/01/21	300
	Hertz Corp. (The),
250	6.250%, 10/15/22	254
2,367	7.375%, 01/15/21	2,468
	Hexion, Inc.,
2,670	6.625%, 04/15/20	2,490
163	10.000%, 04/15/20	166
	Hilcorp Energy I LP/Hilcorp Finance Co.,
675	5.000%, 12/01/24 (e)	584
125	7.625%, 04/15/21 (e)	128
250	Huntington Ingalls Industries, Inc., 5.000%, 12/15/21 (e)	258
	Huntsman International LLC,
550	4.875%, 11/15/20	539
400	5.125%, 11/15/22 (e)	380
600	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	622
681	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 02/01/22	688
525	iHeartCommunications, Inc., 9.000%, 12/15/19	494
30	IHS, Inc., 5.000%, 11/01/22	30
500	ILFC E-Capital Trust I, VAR, 4.690%, 12/21/65 (e)	470
535	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	505
1,050	IMS Health, Inc., 6.000%, 11/01/20 (e)	1,079
1,500	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (cash), 05/01/21 (e) (v)	1,359
400	Infor U.S., Inc., 6.500%, 05/15/22 (e)	375
825	Intel Corp., 4.900%, 07/29/45	849
	International Lease Finance Corp.,
1,235	3.875%, 04/15/18	1,241
650	4.625%, 04/15/21	661
870	5.875%, 08/15/22	939
515	6.250%, 05/15/19	555
320	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	330
515	Iron Mountain, Inc., 5.750%, 08/15/24	517

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Isle of Capri Casinos, Inc.,
135	5.875%, 03/15/21	139
100	8.875%, 06/15/20	107
15	Jarden Corp., 7.500%, 05/01/17	16
	JBS USA LLC/JBS USA Finance, Inc.,
236	5.750%, 06/15/25 (e)	229
1,137	5.875%, 07/15/24 (e)	1,135
545	7.250%, 06/01/21 (e)	568
260	8.250%, 02/01/20 (e)	273
435	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22	370
260	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	183
5	K. Hovnanian Enterprises, Inc., 11.875%, 10/15/15	5
1,260	Kinder Morgan, Inc., 4.300%, 06/01/25	1,163
650	Kindred Healthcare, Inc., 8.750%, 01/15/23 (e)	728
1,000	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	1,055
EUR 950	Kloeckner Pentaplast of America, Inc., Reg. S, 7.125%, 11/01/20	1,078
	Kraft Heinz Foods Co.,
357	4.875%, 02/15/25 (e)	385
1,035	5.200%, 07/15/45 (e)	1,088
50	Lamar Media Corp., 5.875%, 02/01/22	52
	Lennar Corp.,
125	4.500%, 06/15/19	128
225	Series B, 12.250%, 06/01/17	260
	Level 3 Communications, Inc.,
1,488	5.750%, 12/01/22	1,484
	Level 3 Financing, Inc.,
103	5.125%, 05/01/23 (e)	100
188	5.375%, 08/15/22	189
362	5.375%, 05/01/25 (e)	350
48	5.625%, 02/01/23	48
800	7.000%, 06/01/20	842
5	VAR, 3.914%, 01/15/18	5
250	LIN Television Corp., 5.875%, 11/15/22 (e)	249
800	Linn Energy LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	314
230	M/I Homes, Inc., 8.625%, 11/15/18	238
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
500	4.500%, 07/15/23	462
444	4.875%, 12/01/24	412
1,000	4.875%, 06/01/25	925

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
124	Masco Corp., 4.450%, 04/01/25	124
550	MasTec, Inc., 4.875%, 03/15/23	451
75	Memorial Resource Development Corp., 5.875%, 07/01/22	68
42	Mercer International, Inc., 7.000%, 12/01/19	43
	Meritage Homes Corp.,
150	7.000%, 04/01/22	160
75	7.150%, 04/15/20	81
	MetLife, Inc.,
1,920	3.000%, 03/01/25	1,833
435	6.400%, 12/15/36	478
	MGM Resorts International,
500	5.250%, 03/31/20	503
920	6.000%, 03/15/23	934
295	6.750%, 10/01/20	314
1,545	7.750%, 03/15/22	1,711
	Micron Technology, Inc.,
492	5.250%, 08/01/23 (e)	459
35	5.500%, 02/01/25	32
1,750	5.875%, 02/15/22	1,724
1,390	Microsoft Corp., 4.875%, 12/15/43	1,485
235	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	241
	Momentive Performance Materials, Inc.,
350	3.880%, 10/24/21	299
350	8.875%, 10/15/20 (d)	—
3,110	Morgan Stanley, 3.700%, 10/23/24	3,108
846	MPG Holdco I, Inc., 7.375%, 10/15/22	888
450	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	462
155	MSCI, Inc., 5.250%, 11/15/24 (e)	158
65	Mustang Merger Corp., 8.500%, 08/15/21 (e)	68
500	National Financial Partners Corp., 9.000%, 07/15/21 (e)	490
530	Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21	467
577	Navient Corp., 8.000%, 03/25/20	584
90	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	86
430	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc., 7.375%, 01/15/22 (e)	357
280	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 7.250%, 05/01/22 (e)	258

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
29	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	30
5	NCR Corp., 6.375%, 12/15/23	5
1,700	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	1,793
	Netflix, Inc.,
300	5.500%, 02/15/22 (e)	307
200	5.750%, 03/01/24	209
	New Albertsons, Inc.,
197	7.450%, 08/01/29	191
53	8.000%, 05/01/31	53
22	8.700%, 05/01/30	23
620	Newfield Exploration Co., 5.375%, 01/01/26	577
	Nexstar Broadcasting, Inc.,
230	6.125%, 02/15/22 (e)	232
665	6.875%, 11/15/20	698
1,585	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	1,563
	Noble Energy, Inc.,
1,290	5.250%, 11/15/43	1,152
175	5.625%, 05/01/21	177
500	5.875%, 06/01/22	507
100	5.875%, 06/01/24	103
	NRG Energy, Inc.,
500	7.875%, 05/15/21	516
500	8.250%, 09/01/20	516
55	Nucor Corp., 5.200%, 08/01/43	56
5	Oasis Petroleum, Inc., 6.875%, 03/15/22	4
200	Ocean Rig UDW, Inc., 7.250%, 04/01/19 (e)	104
	Omnicare, Inc.,
280	4.750%, 12/01/22	298
190	5.000%, 12/01/24	204
1,455	Oracle Corp., 4.500%, 07/08/44	1,461
8	Orbital ATK, Inc., 5.250%, 10/01/21	8
44	Oshkosh Corp., 5.375%, 03/01/25	44
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
5	5.250%, 02/15/22	5
150	5.625%, 02/15/24	154
303	Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	322
	Parker Drilling Co.,
150	6.750%, 07/15/22	117
50	7.500%, 08/01/20	42
675	Party City Holdings, Inc., 8.875%, 08/01/20	720

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	19

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
284	Peabody Energy Corp., 10.000%, 03/15/22 (e)	114
300	Penn Virginia Corp., 8.500%, 05/01/20	78
500	Petco Animal Supplies, Inc., 9.250%, 12/01/18 (e)	517
696	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	712
153	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	159
1,000	Plantronics, Inc., 5.500%, 05/31/23 (e)	1,005
113	Platform Specialty Products Corp., 6.500%, 02/01/22 (e)	109
175	PolyOne Corp., 5.250%, 03/15/23	171
	Post Holdings, Inc.,
1,007	6.750%, 12/01/21 (e)	1,015
1,500	7.375%, 02/15/22	1,537
1,630	PPL Capital Funding, Inc., Series A, VAR, 6.700%, 03/30/67	1,390
10	Prestige Brands, Inc., 5.375%, 12/15/21 (e)	10
300	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	258
	Prudential Financial, Inc.,
660	4.600%, 05/15/44	645
235	VAR, 5.875%, 09/15/42	248
EUR 1,775	PSPC Escrow Corp., Reg. S, 6.000%, 02/01/23	1,872
	QEP Resources, Inc.,
75	5.250%, 05/01/23	65
515	5.375%, 10/01/22	444
15	Quad/Graphics, Inc., 7.000%, 05/01/22	14
1,067	QUALCOMM, Inc., 4.800%, 05/20/45	923
	Qwest Capital Funding, Inc.,
24	6.875%, 07/15/28	22
11	7.750%, 02/15/31	11
50	R.R. Donnelley & Sons Co., 7.625%, 06/15/20	53
150	Radio Systems Corp., 8.375%, 11/01/19 (e)	159
	Rain CII Carbon LLC/CII Carbon Corp.,
250	8.000%, 12/01/18 (e)	234
EUR 700	Reg. S, 8.500%, 01/15/21	743
144	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	152
1,250	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.250%, 12/01/21 (e)	1,273
745	Regal Entertainment Group, 5.750%, 03/15/22	750
	Regency Energy Partners LP/Regency Energy Finance Corp.,
3,107	5.000%, 10/01/22	3,043
550	5.500%, 04/15/23	535

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
500	Revlon Consumer Products Corp., 5.750%, 02/15/21	495
1,520	Reynolds American, Inc., 5.850%, 08/15/45	1,637
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
1,100	5.750%, 10/15/20	1,134
1,100	6.875%, 02/15/21	1,152
600	9.000%, 04/15/19	614
120	9.875%, 08/15/19	126
840	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/23 (e)	832
250	Rice Energy, Inc., 7.250%, 05/01/23 (e)	232
1,250	Rite Aid Corp., 6.125%, 04/01/23 (e)	1,283
100	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	104
15	RR Donnelley & Sons Co., 6.500%, 11/15/23	14
31	RSP Permian, Inc., 6.625%, 10/01/22 (e)	30
43	Sabine Oil & Gas Corp., 9.750%, 02/15/17 (d)	5
	Sabine Pass Liquefaction LLC,
500	5.625%, 04/15/23	486
1,100	5.625%, 03/01/25 (e)	1,063
604	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	592
250	SBA Communications Corp., 4.875%, 07/15/22	248
	Scientific Games International, Inc.,
165	7.000%, 01/01/22 (e)	169
460	10.000%, 12/01/22	422
225	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	223
2,558	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	2,708
1,000	Service Corp. International, 5.375%, 05/15/24	1,040
25	SESI LLC, 6.375%, 05/01/19	25
317	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	334
	Sinclair Television Group, Inc.,
250	5.375%, 04/01/21	249
500	5.625%, 08/01/24 (e)	476
1,000	6.125%, 10/01/22	1,005
	Sirius XM Radio, Inc.,
76	4.625%, 05/15/23 (e)	72
580	5.750%, 08/01/21 (e)	600
800	5.875%, 10/01/20 (e)	834
2,281	6.000%, 07/15/24 (e)	2,350

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	SITEL LLC/Sitel Finance Corp.,
11	11.000%, 08/01/17 (e)	11
22	11.500%, 04/01/18	23
300	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	305
750	SM Energy Co., 6.500%, 11/15/21	728
	Smithfield Foods, Inc.,
118	5.250%, 08/01/18 (e)	120
710	5.875%, 08/01/21 (e)	736
325	6.625%, 08/15/22	346
3,970	Southern Copper Corp., 5.875%, 04/23/45	3,387
	Spectrum Brands, Inc.,
29	6.125%, 12/15/24 (e)	30
500	6.625%, 11/15/22	537
	Sprint Capital Corp.,
75	6.875%, 11/15/28	64
895	8.750%, 03/15/32	847
	Sprint Communications, Inc.,
1,030	7.000%, 03/01/20 (e)	1,094
352	7.000%, 08/15/20	348
	Sprint Corp.,
417	7.125%, 06/15/24	386
22	7.250%, 09/15/21	21
404	7.625%, 02/15/25	377
3,939	7.875%, 09/15/23	3,786
210	Standard Pacific Corp., 8.375%, 01/15/21	247
246	Station Casinos LLC, 7.500%, 03/01/21	260
	Steel Dynamics, Inc.,
15	5.125%, 10/01/21	15
190	5.500%, 10/01/24	184
250	6.375%, 08/15/22	258
200	Stone Energy Corp., 7.500%, 11/15/22	133
20	SunGard Data Systems, Inc., 6.625%, 11/01/19	21
505	Sunoco Logistics Partners Operations LP, 5.350%, 05/15/45	431
300	SUPERVALU, Inc., 7.750%, 11/15/22	311
145	Synchrony Financial, 3.750%, 08/15/21	144
150	Talen Energy Supply LLC, 4.625%, 07/15/19 (e)	142
110	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	80
500	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	470
133	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875%, 04/15/23 (e)	133

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,100	Tempur Sealy International, Inc., 6.875%, 12/15/20	1,177
	Tenet Healthcare Corp.,
300	4.500%, 04/01/21	302
500	4.750%, 06/01/20	510
200	6.000%, 10/01/20	214
200	6.750%, 02/01/20	211
300	8.000%, 08/01/20	313
2,700	8.125%, 04/01/22	2,990
207	Tenneco, Inc., 5.375%, 12/15/24	214
2,100	Terex Corp., 6.000%, 05/15/21	2,121
65	TerraForm Power Operating LLC, 5.875%, 02/01/23 (e)	62
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
156	5.500%, 10/15/19 (e)	158
150	6.250%, 10/15/22 (e)	150
149	Time Warner Cable, Inc., 7.300%, 07/01/38	158
1,335	Time Warner, Inc., 4.650%, 06/01/44	1,241
	T-Mobile USA, Inc.,
4	5.250%, 09/01/18	4
21	6.000%, 03/01/23	21
5	6.125%, 01/15/22	5
400	6.250%, 04/01/21	413
661	6.375%, 03/01/25	676
203	6.464%, 04/28/19	209
327	6.625%, 04/01/23	341
1,265	6.633%, 04/28/21	1,322
798	6.731%, 04/28/22	838
203	6.836%, 04/28/23	213
	Tronox Finance LLC,
50	6.375%, 08/15/20	41
466	7.500%, 03/15/22 (e)	375
725	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	751
85	U.S. Concrete, Inc., 8.500%, 12/01/18	89
200	UCI International, Inc., 8.625%, 02/15/19	164
225	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	224
350	Unit Corp., 6.625%, 05/15/21	301
	United Rentals North America, Inc.,
250	4.625%, 07/15/23	246
385	5.500%, 07/15/25	371
1,600	6.125%, 06/15/23	1,632
1,650	7.625%, 04/15/22	1,778
115	8.250%, 02/01/21	122

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	21

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
710	UnitedHealth Group, Inc., 4.750%, 07/15/45	746
	Universal Health Services, Inc.,
34	3.750%, 08/01/19 (e)	35
47	4.750%, 08/01/22 (e)	48
	Univision Communications, Inc.,
100	5.125%, 05/15/23 (e)	99
200	6.750%, 09/15/22 (e)	211
171	USG Corp., 5.500%, 03/01/25 (e)	170
375	USI, Inc., 7.750%, 01/15/21 (e)	364
	VeriSign, Inc.,
67	4.625%, 05/01/23	66
39	5.250%, 04/01/25	39
	Verizon Communications, Inc.,
2,000	3.500%, 11/01/24	1,954
438	4.862%, 08/21/46	413
153	Vulcan Materials Co., 4.500%, 04/01/25	150
123	VWR Funding, Inc., 7.250%, 09/15/17	127
	Walgreens Boots Alliance, Inc.,
1,000	2.700%, 11/18/19	1,001
200	4.800%, 11/18/44	185
25	WCI Communities, Inc., 6.875%, 08/15/21	26
1,225	Wells Fargo & Co., 3.000%, 02/19/25	1,180
357	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23	361
250	Whiting Petroleum Corp., 5.750%, 03/15/21	224
	Williams Partners LP,
265	4.000%, 09/15/25	237
275	5.100%, 09/15/45	225
	Windstream Services LLC,
130	6.375%, 08/01/23	96
335	7.500%, 06/01/22	265
1,419	7.500%, 04/01/23	1,110
25	7.750%, 10/15/20	22
1,995	7.750%, 10/01/21	1,626
165	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	156
	WMG Acquisition Corp.,
390	5.625%, 04/15/22 (e)	387
200	6.750%, 04/15/22 (e)	191
605	WPX Energy, Inc., 6.000%, 01/15/22	511
1,915	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 03/01/25 (e)	1,771
	Zayo Group LLC/Zayo Capital, Inc.,
1,470	6.000%, 04/01/23 (e)	1,468
100	6.375%, 05/15/25 (e)	99

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
230	10.125%, 07/01/20	253
1,170	Zebra Technologies Corp., 7.250%, 10/15/22 (e)	1,252
	ZF North America Capital, Inc.,
EUR 1,700	2.750%, 04/27/23	1,798
222	4.000%, 04/29/20 (e)	222
167	4.500%, 04/29/22 (e)	162
1,244	4.750%, 04/29/25 (e)	1,178

		274,427

	Total Corporate Bonds (Cost $558,570)	532,337

Foreign Government Securities — 13.5%
	Argentina — 0.8%
3,750	Provincia de Buenos Aires, 9.950%, 06/09/21 (e)	3,647
4,800	Republic of Argentina, 7.000%, 10/03/15	4,796

		8,443

	Ecuador — 0.1%
1,350	Republic of Ecuador, 10.500%, 03/24/20 (e)	1,077

	Hungary — 1.7%
	Republic of Hungary,
HUF 1,895,000	3.000%, 06/26/24	6,407
HUF 3,126,900	5.500%, 06/24/25	12,820

		19,227

	Italy — 1.1%
	Italy Buoni Poliennali Del Tesoro,
EUR 4,200	4.500%, 03/01/24	5,696
EUR 4,690	4.750%, 09/01/44 (e)	7,082

		12,778

	Mexico — 1.6%
MXN 239,014	United Mexican States, 10.000%, 12/05/24	18,275

	Morocco — 0.2%
1,800	Kingdom of Morocco, Reg. S, 4.250%, 12/11/22	1,813

	Pakistan — 0.2%
2,300	Republic of Pakistan, Reg. S, 7.250%, 04/15/19	2,366

	Portugal — 0.5%
EUR 4,653	Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25 (e)	5,338

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	South Africa — 1.6%
	Republic of South Africa,
ZAR 144,475	10.500%, 12/21/26	12,586
ZAR 77,000	Series 2032, 8.250%, 03/31/32	5,518

		18,104

	Spain — 2.5%
	Spain Government Bond,
EUR 16,935	3.800%, 04/30/24 (e)	21,782
EUR 4,420	5.150%, 10/31/44 (e)	6,842

		28,624

	Sri Lanka — 0.2%
2,900	Republic of Sri Lanka, 6.125%, 06/03/25 (e)	2,813

	United Arab Emirates — 0.5%
6,000	Government of Dubai, Reg. S, 5.250%, 01/30/43	5,310

	United Kingdom — 2.3%
GBP 17,000	United Kingdom Gilt, 1.750%, 01/22/17	26,517

	Zambia — 0.2%
2,600	Republic of Zambia, 8.970%, 07/30/27 (e)	2,372

	Total Foreign Government Securities (Cost $162,302)	153,057

Loan Assignments — 4.5%
	Australia — 0.1%
843	FMG Resources Pty, Ltd., Term Loan B, VAR, 3.750%, 06/30/19	680

	Canada — 0.1%
284	Concordia Healthcare Corp., Initial Term Loan, VAR, 4.750%, 04/21/22	284
41	Garda World Security Corp., Term B Delayed Draw Loan, VAR, 4.003%, 11/06/20	40
158	Garda World Security Corp., Term B Loan, VAR, 4.003%, 11/06/20	156
148	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	138
440	Mitel Networks Corp., Term Loan 2015, VAR, 5.000%, 04/29/22	437
449	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, VAR, 4.000%, 04/01/22	448

		1,503

	Luxembourg — 0.1%
1,039	Auris Luxembourg III Sarl, Facility B-4, VAR, 4.250%, 01/17/22 ^	1,039
499	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, VAR, 4.250%, 03/11/22	498

		1,537

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Marshall Islands — 0.0% (g)
437	Navios Maritime Partners LP, Term Loan, VAR, 5.500%, 06/18/20	433

	Singapore — 0.1%
681	Avago Technologies Ltd., Term Loan, VAR, 3.750%, 05/06/21	680

	United Kingdom — 0.1%
847	Virgin Media Investments Holdings Ltd., F Faciity, VAR, 3.500%, 06/30/23	837

	United States — 4.0%
60	Acadia Healthcare, Inc., Tranche B Term Loan, VAR, 4.250%, 02/11/22	60
248	AdvancePierre Foods, Inc., 1st Lien Term Loan B, VAR, 5.750%, 07/10/17	248
199	Albertsons LLC, Term B-4 Loan, VAR, 5.500%, 08/25/21	198
250	Alliant Holdings I, Inc., Initial Term Loan, VAR, 4.500%, 08/12/22	249
793	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	796
450	American Casino & Entertainment Properties LLC, Term Loan, VAR, 5.000%, 07/07/22	451
30	Amsurg Corp., Initial Term Loan, VAR, 3.750%, 07/16/21	30
5	Ascensus, Inc., 2nd Lien Initial Term Loan, VAR, 9.000%, 12/02/20	5
940	Avaya, Inc., Term Loan B-7, VAR, 6.250%, 04/30/20	806
930	Axalta Coating Systems U.S. Holdings, Inc., Term Loan, VAR, 3.750%, 02/01/20	926
205	Berry Plastics Corp., Term E Loan, VAR, 3.750%, 01/06/21	203
380	Blue Coat Systems, Inc., Initial Term Loan, VAR, 4.500%, 05/20/22	377
1,000	Calpine Corp., Term Loan, VAR, 3.500%, 05/27/22	986
1,818	CHG Healthcare Services, Inc., Term Loan, VAR, 4.250%, 11/19/19 ^	1,809
248	Chrysler Group LLC, Term Loan B, VAR, 3.500%, 05/24/17	248
497	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	495
851	CHS/Community Health Systems, Inc., Incremental 2021 Term Loan H, VAR, 4.000%, 01/27/21	853
197	Cincinnati Bell, Inc., Tranche B Term Loan, VAR, 4.000%, 09/10/20	197
298	CITGO Petroleum Corp., Term B Loan, VAR, 4.500%, 07/29/21	297

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	23

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
200	Coeur Mining, Inc., Term Loan, VAR, 9.000%, 06/23/20	196
476	Compass investorsOnex USI Acquisition Corp., Term Loan B, VAR, 4.250%, 12/27/19	472
208	Continental Building Products, Inc., 1st Lien Term Loan, VAR, 4.000%, 08/28/20	206
50	DaVita HealthCare Partners, Inc., Tranche B Term Loan, VAR, 3.500%, 06/24/21	49
1,227	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	1,220
850	Delta 2 Sarl, USD Facility B-3, VAR, 4.750%, 07/30/21 ^	842
94	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	94
318	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	245
345	Duff & Phelps Corp., Initial Term Loan B-1, VAR, 4.750%, 04/23/20	345
496	Duff & Phelps Corp., Term Loan, VAR, 4.750%, 04/23/20	494
18	EFS Cogen Holdings LLC, Term B Advance, VAR, 3.750%, 12/17/20	18
466	Emdeon, Inc., Term B-3 Loan, VAR, 3.750%, 11/02/18	464
510	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.250%, 06/19/16	510
154	Entegris, Inc., Tranche B Term Loan, VAR, 3.500%, 04/30/21	153
100	EWT Holdings III Corp., 2nd Lien Term Loan, VAR, 8.500%, 01/15/22	98
200	Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20	76
500	First Data Corp., 2021 New Dollar Term Loan, VAR, 4.200%, 03/24/21	499
300	First Data Corp., Term Loan, VAR, 3.700%, 03/23/18	298
495	Freescale Semiconductor, Inc., Term Loan B, VAR, 4.250%, 02/28/20	494
448	Gardner Denver, Inc., Initial Dollar Term Loan, VAR, 4.250%, 07/30/20	427
367	Go Daddy Operating Co., Initial Term Loan, VAR, 4.250%, 05/13/21	366
450	Graton Economic Development Authority, Term Loan B, VAR, 4.750%, 09/09/22 ^	450
87	Halyard Health, Inc., Term Loan, VAR, 4.000%, 11/01/21	87
248	Hearthside Group Holdings, Term Loan, VAR, 4.500%, 06/02/21	247
350	Horizon Pharma Financing, Inc., 2015 Term Loan, VAR, 4.500%, 05/07/21	350

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
890	HUB International Ltd., Initial Term Loan, VAR, 4.000%, 10/02/20	879
379	Hudson Products Holdings, Inc., Term Loan, VAR, 5.000%, 03/15/19	363
1,118	IASIS Healthcare LLC, Term Loan B, VAR, 4.500%, 05/03/18	1,119
550	iHeartCommunications, Inc., Term Loan D, VAR, 6.948%, 01/30/19	485
24	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 7.698%, 07/30/19	21
499	IMS Health, Inc., Term Loan, VAR, 3.500%, 03/17/21	495
249	Infor US, Inc., Tranche B-5 Term Loan, VAR, 3.750%, 06/03/20	242
499	Intelligrated, Inc., 1st Lien Term Loan, VAR, 4.503%, 07/30/18	497
298	Intrawest Operations Group, Initial Term Loan, VAR, 4.750%, 12/09/20	297
1,143	inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18	1,144
495	J.C. Penney Co., Inc., Term Loan, VAR, 6.000%, 05/22/18	493
500	JELD-WEN, Inc., Term B-1 Loan, VAR, 5.000%, 07/01/22	498
1,000	Landmark US Member LLC, Term Loan, VAR, 4.750%, 10/25/19 ^	990
166	Landry’s, Inc., Term Loan, VAR, 4.000%, 04/24/18	166
40	Mallinckrodt International Finance, Incremental Term B-1 Loan, VAR, 3.500%, 03/19/21	39
99	Mauser AG (FKA Pertus Sechzehnte GmbH), Initial Dollar 1st Lien Term Loan, VAR, 4.500%, 07/31/21	99
82	McGraw-Hill Education Holdings LLC, Term Loan, VAR, 4.750%, 03/22/19	82
600	Media General, Inc., Term B Loan, VAR, 4.000%, 07/31/20	599
499	MGM Resorts International, Term B Loan, VAR, 3.500%, 12/20/19	494
341	MPH Acquisition Holdings LLC, Initial Term Loan, VAR, 3.750%, 03/31/21	337
747	National Financial Partners Corp., 2014 Specified Refinancing Term Loan, VAR, 4.500%, 07/01/20	738
467	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 4.250%, 01/31/21	463
70	New Albertsons, Inc., Term B Loan, VAR, 4.750%, 06/27/21	70

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
99	New Albertsons, Inc., Term Loan B-2, VAR, 5.375%, 03/21/19	99
235	NVA Holdings, Inc., 1st Lien Term Loan, VAR, 4.750%, 08/14/21	235
31	OCI Beaumont LLC, Term Loan B-3, VAR, 5.500%, 08/20/19	31
349	On Assignment, Inc., Initial Term B Loan, VAR, 3.750%, 06/03/22	348
40	Ortho-Clinical Diagnostics, Inc., Initial Term Loan, VAR, 4.750%, 06/30/21	39
491	Overseas Shipholding Group, Initial Term Loan, VAR, 5.250%, 08/05/19	487
248	Pacific Drilling S.A., Term Loan, VAR, 4.500%, 06/03/18	179
291	Packers Holdings LLC, Initial Term Loan, VAR, 5.000%, 12/02/21	290
397	Peabody Energy Corp., Term Loan, VAR, 4.250%, 09/24/20	291
257	Petsmart, Inc., Term Loan B, VAR, 4.250%, 03/11/22	256
335	PGX Holdings, Inc., 1st Lien Initial Term Loan, VAR, 5.750%, 09/29/20	335
196	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.000%, 04/29/20	194
104	Post Holdings, Inc., Series A Incremental Term Loan, VAR, 3.750%, 06/02/21	103
119	Quikrete Holdings, Inc., 1st Lien Initial Loan, VAR, 4.000%, 09/28/20	118
22	Quikrete Holdings, Inc., 2nd Lien Initial Loan, VAR, 7.000%, 03/26/21	22
500	Rite Aid Corp., 2nd Lien Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	500
249	Riverbed Technology, Inc., Term Loan, VAR, 6.000%, 04/25/22	249
1,807	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19	1,720
742	Sage Products Holdings III LLC, Term Loan, VAR, 4.250%, 12/13/19	741
1,766	Scientific Games International, Inc., Initial Term Loan, VAR, 6.000%, 10/18/20	1,745
198	Seadrill Partners LP, Initial Term Loan, VAR, 4.000%, 02/21/21	135
495	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	488
119	Sedgwick Claims Management Services, Inc., 1st Lien Initial Term Loan, VAR, 3.750%, 03/01/21	116
435	Sedgwick Claims Management Services, Inc., 2nd Lien Initial Term Loan, VAR, 6.750%, 02/28/22	425

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
48	Stallion Oilfield Holdings, Inc., Term Loan B, VAR, 8.000%, 06/19/18	35
198	Staples, Inc., Term Loan, VAR, 3.500%, 04/21/21 ^	197
1,771	Stardust Finance, Senior Lien Term Loan, VAR, 6.500%, 03/13/22	1,757
891	Station Casinos LLC, Term Loan, VAR, 4.250%, 03/02/20	889
686	Summit Materials Co. I LLC, Term Loan, VAR, 4.250%, 07/15/22	682
500	SunGard Data Systems, Inc., Tranche E Term Loan, VAR, 4.000%, 03/08/20	499
297	SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19	298
249	Tempur Sealy International, Inc., Term B Loan, VAR, 3.500%, 03/18/20	249
250	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.674%, 10/10/17 (d)	113
125	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.674%, 11/18/15 (d)	55
510	Tribune Media Co., Term Loan B, VAR, 3.750%, 12/28/20	507
470	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	467
795	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20	789
63	UPC Financing Partnership, Facility AH, VAR, 3.250%, 06/30/21	62
116	Visant Corp., Initial Term Loan, VAR, 7.000%, 09/23/21	111
49	WMG Acquisition Corp., Tranche B Refinancing Term Loan, VAR, 3.750%, 07/01/20	48
99	XO Communications LLC, Initial Term Loan, VAR, 4.250%, 03/20/21	98
376	Zebra Technologies Corp., Initial Term Loan, VAR, 4.750%, 10/27/21	378

		44,924

	Total Loan Assignments (Cost 51,617)	50,594

Preferred Securities — 5.1% (x)
	Belgium — 0.2%
EUR 2,370	KBC Groep N.V., VAR, 5.625%, 03/19/19	2,666

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	25

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except numbers of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
	Denmark — 0.1%
	Danske Bank A/S,
EUR 420	VAR, 5.750%, 04/06/20	478
EUR 950	VAR, 5.875%, 04/06/22	1,081

		1,559

	France — 0.4%
1,975	BNP Paribas S.A., VAR, 7.375%, 08/19/25 (e)	2,022
EUR 550	BPCE S.A., VAR, 6.117%, 10/30/17	665
GBP 450	Credit Agricole S.A., VAR, 8.125%, 10/26/19	770
	Orange S.A.,
EUR 700	VAR, 4.250%, 02/07/20	824
EUR 200	VAR, 5.250%, 02/07/24	241

		4,522

	Germany — 0.0% (g)
EUR 300	Allianz SE, VAR, 4.750%, 10/24/23	363

	Ireland — 0.3%
EUR 2,770	Bank of Ireland, VAR, 7.375%, 06/18/20	3,176

	Italy — 0.2%
EUR 1,400	Intesa Sanpaolo S.p.A., VAR, 8.375%, 10/14/19	1,840

	Netherlands — 0.5%
EUR 729	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, VAR, 5.500%, 06/29/20	836
EUR 2,400	Gas Natural Fenosa Finance B.V., VAR, 4.125%, 11/18/22	2,680
	Telefonica Europe B.V.,
EUR 400	VAR, 4.200%, 12/04/19	456
EUR 100	VAR, 5.875%, 03/31/24	119
EUR 700	VAR, 6.500%, 09/18/18	851
EUR 100	VAR, 7.625%, 09/18/21	128

		5,070

	Spain — 0.2%
	Banco Bilbao Vizcaya Argentaria S.A.,
EUR 800	Reg. S, VAR, 7.000%, 02/19/19	909
1,400	VAR, 9.000%, 05/09/18	1,502

		2,411

	Sweden — 0.4%
	Skandinaviska Enskilda Banken AB,
2,240	VAR, 5.750%, 05/13/20	2,220
EUR 700	VAR, 7.092%, 12/21/17	877
700	Svenska Handelsbanken AB, VAR, 5.250%, 03/01/21	690

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Sweden — continued
600	Swedbank AB, VAR, 5.500%, 03/17/20	594

		4,381

	Switzerland — 0.3%
1,190	Credit Suisse Group AG, VAR, 6.250%, 12/18/24 (e)	1,143
	UBS Group AG,
EUR 1,025	VAR, 5.750%, 02/19/22	1,189
723	VAR, 7.125%, 02/19/20	754

		3,086

	United Kingdom — 1.0%
GBP 580	HBOS Capital Funding LP, VAR, 6.461%, 11/30/18	945
200	HSBC Holdings plc, VAR, 6.375%, 03/30/25	199
GBP 1,000	Legal & General Group plc, VAR, 6.385%, 05/02/17	1,587
1,762	Lloyds Banking Group plc, VAR, 7.500%, 06/27/24	1,839
GBP 1,980	Nationwide Building Society, VAR, 6.875%, 06/20/19	3,030
GBP 1,940	Santander UK Group Holdings plc, VAR, 7.375%, 06/24/22	3,029
GBP 638	Standard Life plc, VAR, 6.750%, 07/12/27	1,104

		11,733

	United States — 1.5%
	Bank of America Corp.,
5,355	Series AA, VAR, 6.100%, 03/17/25	5,228
50	Series K, VAR, 8.000%, 01/30/18	52
686	Capital One Financial Corp., Series E, VAR, 5.550%, 06/01/20	682
	Citigroup, Inc.,
40	VAR, 5.950%, 01/30/23	39
972	Series M, VAR, 6.300%, 05/15/24	943
2,773	Series O, VAR, 5.875%, 03/27/20	2,747
	Goldman Sachs Group, Inc. (The),
225	Series L, VAR, 5.700%, 05/10/19	227
1,630	Series M, VAR, 5.375%, 05/10/20	1,596
2,574	Morgan Stanley, Series J, VAR, 5.550%, 07/15/20	2,571
1,350	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19	1,353
1,265	Wells Fargo & Co., Series U, VAR, 5.875%, 06/15/25	1,295

		16,733

	Total Preferred Securities (Cost $58,997)	57,540

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE
Preferred Stocks — 0.0% (g)
		Cayman Islands — 0.0% (g)
—	(h)	XLIT Ltd., Series D, VAR, 3.409%, 09/29/15 ($1,000 par value) @	50

		United Kingdom — 0.0% (g)
—	(h)	Royal Bank of Scotland Group plc, Series M, VAR, 6.400%, 09/01/15 ($25 par value) @	9
—	(h)	Royal Bank of Scotland Group plc, Series N, VAR, 6.350%, 09/30/15 ($25 par value) @	3

			12

		United States — 0.0% (g)
1		Ally Financial, Inc., Series G, 7.000%, 10/01/15 (e) @	547

		Total Preferred Stocks (Cost $603)	609

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 7.5%
	Investment Company — 7.5%
85,537	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) (Cost $85,537)	85,537

	Total Investments — 98.8% (Cost $1,160,764)	1,120,906
	Other Assets in Excess of Liabilities — 1.2% (c)	13,245

	NET ASSETS — 100.0%	$1,134,151

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT AUGUST 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	Euro Bobl	09/08/15	EUR	729	(3)
61	Euro-BTP Italian Government Bond	09/08/15	EUR	9,252	366
154	10 Year U.S. Treasury Note	12/21/15	USD	19,568	(53)
35	U.S. Treasury Long Bond	12/21/15	USD	5,412	(57)
236	U.S. Treasury Ultra Bond	12/21/15	USD	37,384	(296)

	Short Futures Outstanding
(79)	Euro Bund	09/08/15	EUR	(13,571)	(37)
(13)	Euro-Buxl 30-Year Bond	09/08/15	EUR	(2,211)	31
(111)	2 Year U.S. Treasury Note	12/31/15	USD	(24,250)	31
(727)	5 Year U.S. Treasury Note	12/31/15	USD	(86,831)	300
(545)	90 Day Eurodollar	03/14/16	USD	(135,405)	(124)
(677)	90 Day Sterling	09/21/16	GBP	(128,598)	(10)

					148

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
14,008	BRL	State Street Corp.†	09/14/15	3,834	3,845	11
11,245,951	COP	Goldman Sachs International†	09/14/15	3,747	3,681	(66)
398	EUR	HSBC Bank, N.A.	09/14/15	444	447	3
1,372	EUR	Merrill Lynch International	09/14/15	1,574	1,540	(34)
532	EUR	Royal Bank of Canada	09/14/15	604	597	(7)
9,855	EUR	Standard Chartered Bank	09/14/15	10,971	11,061	90

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	27

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,179	EUR	State Street Corp.	09/14/15	1,306	1,324	18
164	GBP	Deutsche Bank AG	09/14/15	257	252	(5)
1,285,661	JPY	Standard Chartered Bank	09/14/15	10,366	10,606	240
25,901	MXN	Royal Bank of Canada	09/14/15	1,577	1,549	(28)
				34,680	34,902	222

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
14,008	BRL	Standard Chartered Bank†	09/14/15	3,947	3,845	102
11,245,951	COP	Standard Chartered Bank†	09/14/15	3,831	3,681	150
7,382	EUR	Credit Suisse International	09/14/15	8,103	8,286	(183)
134,515	EUR	Deutsche Bank AG	09/14/15	148,625	150,971	(2,346)
56,809	EUR	Goldman Sachs International	09/14/15	61,932	63,759	(1,827)
646	EUR	Merrill Lynch International	09/14/15	725	725	— (h)
658	EUR	Royal Bank of Canada	09/14/15	725	738	(13)
7,171	GBP	BNP Paribas	09/14/15	11,225	11,004	221
2,986	GBP	Credit Suisse International	09/14/15	4,658	4,582	76
27,193	GBP	Deutsche Bank AG	09/14/15	42,386	41,725	661
10,368	GBP	Merrill Lynch International	09/14/15	16,281	15,909	372
589	GBP	State Street Corp.	09/14/15	914	904	10
5,438,778	HUF	Royal Bank of Canada	09/14/15	19,094	19,469	(375)
1,285,661	JPY	Goldman Sachs International	09/14/15	10,303	10,606	(303)
251,242	MXN	Deutsche Bank AG	09/14/15	15,042	15,024	18
87,238	MXN	Royal Bank of Canada	09/14/15	5,414	5,217	197
253,320	ZAR	Standard Chartered Bank	09/14/15	19,684	19,065	619
				372,889	375,510	(2,621)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Global Bond Opportunities Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015

BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
CMO	— Collateralized Mortgage Obligation
COP	— Colombian Peso
CSMC	— Credit Suisse Mortgage Trust
EUR	— Euro
GBP	— British Pound
GMAC	— General Motors Acceptance Corp.
HUF	— Hungarian Forint
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2015. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
MXN	— Mexican Peso
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2015.
USD	— United States Dollar

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2015.
ZAR	— South African Rand

@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of August 31, 2015.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of August 31, 2015.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rates in effect as of August 31, 2015.

†	— Non-deliverable forward. See Note 2.D.(2). in the Notes to Financial Statements.
^	— All or a portion of the security is unsettled as of August 31, 2015. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	29

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015

(Amounts in thousands, except per share amounts)

	Global Bond Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$1,035,369
Investments in affiliates, at value	85,537

Total investment securities, at value	1,120,906
Cash	582
Foreign currency, at value	1,328
Deposits at broker for futures contracts	1,843
Receivables:
Investment securities sold	3,993
Fund shares sold	9,866
Interest from non-affiliates	13,564
Dividends from affiliates	3
Tax reclaims	56
Variation margin on futures contracts	212
Unrealized appreciation on forward foreign currency exchange contracts	2,788

Total Assets	1,155,141

LIABILITIES:
Payables:
Investment securities purchased	13,943
Fund shares redeemed	1,131
Unrealized depreciation on forward foreign currency exchange contracts	5,187
Accrued liabilities:
Investment advisory fees	391
Administration fees	1
Distribution fees	22
Shareholder servicing fees	112
Custodian and accounting fees	69
Collateral management fees	1
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	133

Total Liabilities	20,990

Net Assets	$1,134,151

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Global Bond Opportunities Fund
NET ASSETS:
Paid-in-Capital	$1,173,986
Accumulated undistributed (distributions in excess of) net investment income	10,935
Accumulated net realized gains (losses)	(8,600)
Net unrealized appreciation (depreciation)	(42,170)

Total Net Assets	$1,134,151

Net Assets:
Class A	$64,383
Class C	13,324
Class R6	113,977
Select Class	942,467

Total	$1,134,151

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,429
Class C	1,334
Class R6	11,359
Select Class	93,942

Net Asset Value (a):
Class A — Redemption price per share	$10.01
Class C — Offering price per share (b)	9.99
Class R6 — Offering and redemption price per share	10.03
Select Class — Offering and redemption price per share	10.03
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.40

Cost of investments in non-affiliates	$1,075,227
Cost of investments in affiliates	85,537
Cost of foreign currency	1,337

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	31

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2015

(Amounts in thousands)

Global Bond Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$35,472
Dividend income from non-affiliates	41
Dividend income from affiliates	15
Foreign taxes withheld	(53)

Total investment income	35,475

EXPENSES:
Investment advisory fees	4,134
Administration fees	617
Distribution fees:
Class A	111
Class C	64
Shareholder servicing fees:
Class A	111
Class C	21
Select Class	1,561
Custodian and accounting fees	211
Interest expense to affiliates	1
Professional fees	131
Collateral management fees	1
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	32
Registration and filing fees	151
Transfer agent fees	17
Sub-transfer agent fees (See Note 2.H.)	100
Other	7

Total expenses	7,276

Less fees waived	(2,393)
Less earnings credits	— (a)
Less expense reimbursements	(8)

Net expenses	4,875

Net investment income (loss)	30,600

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(14,926)
Futures	(2,928)
Foreign currency transactions	25,272
Swaps	3

Net realized gain (loss)	7,421

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(41,167)
Futures	225
Foreign currency translations	(3,318)

Change in net unrealized appreciation/depreciation	(44,260)

Net realized/unrealized gains (losses)	(36,839)

Change in net assets resulting from operations	$(6,239)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Bond Opportunities Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,600	$3,864
Net realized gain (loss)	7,421	647
Change in net unrealized appreciation/depreciation	(44,260)	1,972

Change in net assets resulting from operations	(6,239)	6,483

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,055)	(301)
From net realized gains	(22)	(3)
Class C
From net investment income	(380)	(45)
From net realized gains	(4)	— (a)
Class R6
From net investment income	(3,564)	(1,350)
From net realized gains	(29)	(182)
Select Class
From net investment income	(30,396)	(1,792)
From net realized gains	(308)	(155)

Total distributions to shareholders	(36,758)	(3,828)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	973,190	174,263

NET ASSETS:
Change in net assets	930,193	176,918
Beginning of period	203,958	27,040

End of period	$1,134,151	$203,958

Accumulated undistributed (distributions in excess of) net investment income	$10,935	$876

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Bond Opportunities Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$74,560	$28,400
Distributions reinvested	2,052	302
Cost of shares redeemed	(28,498)	(9,849)

Change in net assets resulting from Class A capital transactions	$48,114	$18,853

Class C
Proceeds from shares issued	$11,057	$4,696
Distributions reinvested	348	45
Cost of shares redeemed	(2,236)	(79)

Change in net assets resulting from Class C capital transactions	$9,169	$4,662

Class R6
Proceeds from shares issued	$89,470	$47,058
Distributions reinvested	2,081	1,532
Cost of shares redeemed	(20,147)	(2,594)

Change in net assets resulting from Class R6 capital transactions	$71,404	$45,996

Select Class
Proceeds from shares issued	$1,161,770	$137,196
Distributions reinvested	5,132	1,437
Cost of shares redeemed	(322,399)	(33,881)

Change in net assets resulting from Select Class capital transactions	$844,503	$104,752

Total change in net assets resulting from capital transactions	$973,190	$174,263

SHARE TRANSACTIONS:
Class A
Issued	7,218	2,695
Reinvested	200	29
Redeemed	(2,794)	(939)

Change in Class A Shares	4,624	1,785

Class C
Issued	1,071	445
Reinvested	34	4
Redeemed	(218)	(7)

Change in Class C Shares	887	442

Class R6
Issued	8,669	4,547
Reinvested	203	146
Redeemed	(1,968)	(243)

Change in Class R6 Shares	6,904	4,450

Select Class
Issued	112,226	12,949
Reinvested	499	137
Redeemed	(31,301)	(3,186)

Change in Select Class Shares	81,424	9,900

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Bond Opportunities Fund
Class A
Year Ended August 31, 2015	$10.60	$0.40	(f)	$(0.53)	$(0.13)	$(0.45)	$(0.01)	$(0.46)
Year Ended August 31, 2014	10.20	0.42	(f)	0.38	0.80	(0.35)	(0.05)	(0.40)
September 4, 2012 (h) through August 31, 2013	10.00	0.45		0.16	0.61	(0.41)	—	(0.41)

Class C
Year Ended August 31, 2015	10.59	0.35	(f)	(0.51)	(0.16)	(0.43)	(0.01)	(0.44)
Year Ended August 31, 2014	10.21	0.37	(f)	0.39	0.76	(0.33)	(0.05)	(0.38)
September 4, 2012 (h) through August 31, 2013	10.00	0.44		0.14	0.58	(0.37)	—	(0.37)

Class R6
Year Ended August 31, 2015	10.61	0.44	(f)	(0.52)	(0.08)	(0.49)	(0.01)	(0.50)
Year Ended August 31, 2014	10.21	0.48	(f)	0.36	0.84	(0.39)	(0.05)	(0.44)
September 4, 2012 (h) through August 31, 2013	10.00	0.52		0.14	0.66	(0.45)	—	(0.45)

Select Class
Year Ended August 31, 2015	10.61	0.42	(f)	(0.52)	(0.10)	(0.47)	(0.01)	(0.48)
Year Ended August 31, 2014	10.21	0.45	(f)	0.37	0.82	(0.37)	(0.05)	(0.42)
September 4, 2012 (h) through August 31, 2013	10.00	0.50		0.14	0.64	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended August 31, 2014 and for the period ended August 31, 2013.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$10.01	(1.26)%	$64,383	0.89%		3.85%		1.27%		90%
10.60	8.01	19,131	0.89	(g)	4.01	(g)	1.49	(g)	77
10.20	6.12	203	0.90	(g)	4.66	(g)	2.41	(g)	117

9.99	(1.63)	13,324	1.29		3.44		1.79		90
10.59	7.55	4,727	1.29	(g)	3.49	(g)	1.98	(g)	77
10.21	5.77	53	1.30	(g)	4.30	(g)	2.54	(g)	117

10.03	(0.86)	113,977	0.49		4.22		0.71		90
10.61	8.38	47,277	0.49	(g)	4.53	(g)	1.00	(g)	77
10.21	6.58	53	0.50	(g)	5.10	(g)	1.55	(g)	117

10.03	(0.97)	942,467	0.64		4.08		0.97		90
10.61	8.22	132,823	0.64	(g)	4.30	(g)	1.26	(g)	77
10.21	6.43	26,731	0.65	(g)	4.95	(g)	1.80	(g)	117

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Bond Opportunities Fund	Class A, Class C, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Other derivatives are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at August 31, 2015.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities
Cayman Islands	$—	$3,643	$250	$3,893
Ireland	—	—	785	785
Italy	—	61	—	61
United States	—	14,725	41,556	56,281

Total Asset-Backed Securities	—	18,429	42,591	61,020

Collateralized Mortgage Obligations
Agency CMO
United States	—	21,237	—	21,237
Non-Agency CMO
Italy	—	—	129	129
Spain	—	125	—	125
United States	—	27,997	—	27,997

Total Collateralized Mortgage Obligations	—	49,359	129	49,488

Commercial Mortgage-Backed Securities
Cayman Islands	—	255	111	366
United States	—	74,504	33,667	108,171

Total Commercial Mortgage-Backed Securities	—	74,759	33,778	108,537

Convertible Bonds
Netherlands	—	1,699	—	1,699
United Kingdom	—	199	—	199
United States	—	20,266	—	20,266

Total Convertible Bonds	—	22,164	—	22,164

Corporate Bonds
Australia	—	212	—	212
Bahamas	—	441	—	441
Belgium	—	2,587	—	2,587
Bermuda	—	530	—	530
Canada	—	17,687	—	17,687
Cayman Islands	—	6,377	—	6,377
Chile	—	3,513	—	3,513
Croatia	—	1,928	—	1,928
Denmark	—	315	—	315
France	—	22,554	—	22,554
Germany	—	21,681	—	21,681
Hong Kong	—	3,793	—	3,793
India	—	3,495	—	3,495

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ireland	$—	$10,235	$—	$10,235
Italy	—	13,501	—	13,501
Japan	—	200	—	200
Luxembourg	—	46,001	—	46,001
Mexico	—	5,061	—	5,061
Netherlands	—	19,884	—	19,884
Norway	—	3,218	—	3,218
Singapore	—	201	—	201
South Korea	—	3,810	—	3,810
Spain	—	2,502	—	2,502
Sweden	—	3,814	—	3,814
Switzerland	—	7,707	—	7,707
United Kingdom	—	56,663	—	56,663
United States	—	274,422	5	274,427

Total Corporate Bonds	—	532,332	5	532,337

Foreign Government Securities	—	153,057	—	153,057
Preferred Securities
Belgium	—	2,666	—	2,666
Denmark	—	1,559	—	1,559
France	—	4,522	—	4,522
Germany	—	363	—	363
Ireland	—	3,176	—	3,176
Italy	—	1,840	—	1,840
Netherlands	—	5,070	—	5,070
Spain	—	2,411	—	2,411
Sweden	—	4,381	—	4,381
Switzerland	—	3,086	—	3,086
United Kingdom	—	11,733	—	11,733
United States	—	16,733	—	16,733

Total Preferred Securities	—	57,540	—	57,540

Preferred Stocks
Cayman Islands	—	50	—	50
United Kingdom	12	—	—	12
United States	547	—	—	547

Total Preferred Stocks	559	50	—	609

Common Stocks
United States	23	—	—	23

Loan Assignments
Australia	—	680	—	680
Canada	—	1,503	—	1,503
Luxembourg	—	1,537	—	1,537
Marshall Islands	—	433	—	433
Singapore	—	680	—	680
United Kingdom	—	837	—	837
United States	—	44,728	196	44,924

Total Loan Assignments	—	50,398	196	50,594

Short-Term Investment
Investment Company	85,537	—	—	85,537

Total Investments in Securities	$86,119	$958,088	$76,699	$1,120,906

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,788	$—	$2,788
Futures Contracts	728	—	—	728

Total Appreciation in Other Financial Instruments	$728	$2,788	$—	$3,516

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,187)	$—	$(5,187)
Futures Contracts	(580)	—	—	(580)

Total Depreciation in Other Financial Instruments	$(580)	$(5,187)	$—	$(5,767)

(a)	Value is zero.

There were no significant transfers between Levels 1 and 2 during the year ended August 31, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of August 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases¹		Sales²	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015
Investments in Securities
Asset-Backed Securities — Cayman Islands	$250	$—	$—	$—		$—		$—	$—	$—	$250
Asset-Backed Securities — Ireland	—	—	—	—		785		—	—	—	785
Asset-Backed Securities — United States	8,916	3	7	35		39,013		(6,418)	—	—	41,556
Collateralized Mortgage Obligations — Non-Agency CMO — Italy	149	—	(21)	1		—		—	—	—	129
Collateralized Mortgage Obligations — Non-Agency CMO — United States	101	—	(1)	—	(a)	—		(100)	—	—	—
Commercial Mortgage-Backed Securities — Cayman Islands	112	—	(1)	—		—		—	—	—	111
Commercial Mortgage-Backed Securities — United States	1,488	—	(268)	3		32,925		—	—	(481)	33,667
Corporate Bonds — United States	160	—	— (a)	(1)		—	(b)	—	6	(160)	5
Loan Assignments — United States	—	—	— (a)	—	(a)	196		—	—	—	196

	$11,176	$3	$(284)	$38		$72,919		$(6,518)	$6	$(641)	$76,699

(a)	Amount rounds to less than $1,000.
(b)	Value is zero.
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers between Level 2 and Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2015, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(240,000). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$33,001	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 18.00% (1.58%)
			Constant Default Rate	0.00% - 50.00% (19.50%)
			Yield (Discount Rate of Cash Flows)	2.52% - 6.64% (4.25%)

Asset-Backed Securities	33,001

	129	Discounted Cash Flow	Constant Prepayment Rate	3.20% (3.20%)
			Constant Default Rate	0.50% (0.50%)
			Yield (Discount Rate of Cash Flows)	1.19% (1.19%)

Collateralized Mortgage Obligations	129

	31,603	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.06% - 20.64% (5.25%)

Commercial Mortgage-Backed Securities	31,603

Total	$64,733

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At August 31, 2015, the value of these investments was approximately $11,966,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of August 31, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Loan Assignments — The Funds may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives are also used to manage duration, sector and yield curve exposures and credit and spread volatility.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes D(1) — D(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of August 31, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in credit default swaps to manage credit risks within its portfolio. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between the Fund and counterparty to exchange investment cash flows, assets or market-linked returns at specified, future intervals.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the Statement of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.).

The Fund’s swap contracts are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and short positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

As of August 31, 2015, the Fund did not have open swap contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of August 31, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$728	$—	$728
Foreign exchange contracts	Receivables	—	2,788	2,788

Total		$728	$2,788	$3,516

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(580)	$—	$(580)
Foreign exchange contracts	Payables	—	(5,187)	(5,187)

Total		$(580)	$(5,187)	$(5,767)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2015 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
BNP Paribas	$221		$—	$—	$221
Credit Suisse International	76		(76)	—	—
Deutsche Bank AG	679		(679)	—	—
HSBC Bank, N.A.	3		—	—	3
Merrill Lynch International	$372		$(34)	$—	$338
Royal Bank of Canada	197		(197)	—	—
Standard Chartered Bank	1,201		—	—	1,201
State Street Corp.	39		—	—	39
Exchange Traded Futures & Options Contracts (b)	728	(c)	—	—	728

Total	$3,516		$(986)	$—	$2,530

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Credit Suisse International	$183		$(76)	$—	$107
Deutsche Bank AG	2,351		(679)	—	1,672
Goldman Sachs International	2,196		—	—	2,196
Merrill Lynch International	34		(34)	—	—
Royal Bank of Canada	423		(197)	—	226
Exchange Traded Futures & Options Contracts (b)	580	(c)	—	—	580

Total	$5,767		$(986)	$—	$4,781

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.

The following tables present the effect of derivatives on the Statement of Operations for the year ended August 31, 2015, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(2,928)	$—	$—	$(2,928)
Foreign exchange contracts	—	25,957	—	25,957
Credit contracts	—	—	3	3

Total	$(2,928)	$25,957	$3	$23,032

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$225	$—	$225
Foreign exchange contracts	—	(3,274)	(3,274)

Total	$225	$(3,274)	$(3,049)

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

The Fund’s derivatives contracts held at August 31, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts and forward foreign currency exchange contracts activity during the year ended August 31, 2015 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$39,061	(a)
Average Notional Balance Short	200,285
Ending Notional Balance Long	72,345
Ending Notional Balance Short	390,866

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	25,086
Average Settlement Value Sold	242,786
Ending Settlement Value Purchased	34,680
Ending Settlement Value Sold	372,889

(a)	For the period from September 1, 2014 through December 31, 2014 and April 1, 2015 through August 31, 2015.

E. When Issued Securities and Forward Commitments — The Fund may purchase when issued securities, including To Be Announced (“TBA”) securities, and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. The purchase of securities on a when issued or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued or forward commitment basis is not accrued until settlement date. It is the Fund’s policy to reserve assets with a current value at least equal to the amount of their when issued or forward commitments. At August 31, 2015, the Fund did not hold when issued securities or TBAs.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the year ended August 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Select Class
Sub-transfer agent fees	$28	$6	$66

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$4	$15,854	$(15,858)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2015, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2015, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$17	$—	(a)

(a)	Amounts rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
0.90%	1.30%	0.50%	0.65%

The expense limitation agreement was in effect for the year ended August 31, 2015 and is in place until at least December 31, 2015. In addition, the Fund’s service providers have voluntarily waived fees during the year ended August 31, 2015. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended August 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$962	$589	$776	$2,327	$8

				Voluntary Waiver Administration
				$1

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended August 31, 2015 were approximately $65,000.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$1,538,288	$633,879	$321	$281

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,161,625	$4,074	$44,793	$(40,719)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended August 31, 2015 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$36,758	$—	$36,758

The tax character of distributions paid during the year ended August 31, 2014 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
$3,774	$54	$3,828

As of August 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$9,059	$(521)	$(40,964)

The cumulative timing differences primarily consist of post-October capital loss deferrals and mark to market of forward foreign currency contracts.

As of August 31, 2015, the Fund had net capital loss carryforwards as follows (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long- Term
$178	$343

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2015, the Fund deferred to September 1, 2015 the following post-October net capital losses of (amounts in thousands):

Net Capital Loss
Short-Term	Long-Term
$5,573	$1,833

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Adviser or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of August 31, 2015, a significant portion of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as forward foreign currency exchange contracts and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

As of August 31, 2015, the Fund had the following country allocations representing greater than 10% of the Fund’s total investments:

United States
50.9%

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Bond Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Bond Opportunities Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2015

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	51

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	148	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	53

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2015, and continued to hold your shares at the end of the reporting period, August 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Global Bond Opportunities Fund
Class A
Actual	$1,000.00	$976.40	$4.43	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class C
Actual	1,000.00	974.70	6.42	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R6
Actual	1,000.00	978.20	2.44	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Select Class
Actual	1,000.00	977.40	3.19	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. August 2015.	AN-GBO-815

Annual Report

J.P. Morgan Income Funds

August 31, 2015

JPMorgan Floating Rate Income Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 25, 2015 (Unaudited)

Dear Shareholder,

As the U.S. economy continued to strengthen and policy makers moved toward a more normalized monetary policy over the twelve months ended August 31, 2015, central bankers in Europe, Japan and Asia unleashed unprecedented stimulus measures to bolster flagging growth. Over the same period, financial market volatility increased until it truly erupted in mid-August amid acute worries that China’s economy — the world’s second largest economy — was faltering.

“The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to provide or increase growth stimulus.”

Though U.S. financial markets largely recovered by the end of August, the shock from the global sell-off in equities, along with other considerations, was apparently enough to convince the U.S. Federal Reserve (the “Fed”) to postpone an interest rate increase in September.

Amid an environment of low interest rates, falling energy prices and global growth, U.S. equity prices rose through the end of 2014 and essentially remained near their closing highs for the first five months of 2015, hitting a peak in mid-May. Meanwhile, U.S. bond markets provided lackluster returns, caught between investor concerns about the timing and impact of a Fed interest rate increase and periodic “flights to safety” as investors reacted to specific market or geopolitical events.

While there was notable weakness in the U.S. economy in the first three months of 2015 — mainly due to severe winter weather and a labor dispute at vital West Coast ports — the upward trajectory of the economy resumed in the second quarter and U.S. gross domestic product rose 3.9%. Unemployment continued its steady decline throughout the twelve months ended August 31, 2015, dropping to 5.1% from 6.1%.

Importantly, inflationary pressure remained subdued in the U.S. amid lower energy prices and nearly stagnant wage growth. Global oil prices dipped below $60 a barrel in March 2015, before rebounding somewhat and then dropping again to below $50 a barrel by August. Global commodities prices also fell sharply through the summer of 2015.

Part of the decline in commodities prices was attributable to signs of slowing growth in China, the world’s leading consumer of raw materials. In response to falling domestic equity prices and weakening economic data, Chinese policy makers enacted a range of stimulus measures, including cutting interest rates and easing bank lending rules in June and July of 2015. Then on

August 11, China’s central bank shocked global markets by devaluing the yuan by nearly 2% and two days later, weaker-than-expected retail sales and industrial production data again shook investor confidence.

On Monday, August 24th, China’s stock market suffered its biggest one-day drop since 2011. The Shanghai Composite Index closed down 8.5% for the day. Chinese regulators suspended trading in hundreds of stocks that had each lost 10% or more. The selloff spread rapidly and key equity indexes in developed markets from Asia to Europe closed down by roughly 5%. Emerging market equities also fell, dragging local currencies lower. In U.S. trading, the Standard & Poor’s 500 Index closed down -3.9% for the day.

Government bonds of developed market nations initially benefitted from the sell-off as investors sought the perceived safety of fixed income securities. But prices for longer-dated U.S. Treasury bonds declined, partly due to massive selling of foreign-exchange reserves (including U.S. Treasuries) by China and partly due to expectations of an imminent Fed interest rate increase.

While the global economic environment at the end of August 2015 was markedly different than it was twelve months earlier, in fundamental ways it remained unchanged. The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to provide or increase growth stimulus. Global energy prices remained under pressure. What appeared to have changed is the intensity of investor concern about both the health of China’s economy and the timing of any increase in U.S. interest rates. This uncertain environment and its effects on financial markets may provide opportunities for those investors who have long-term objectives and a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	1

JPMorgan Floating Rate Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.61%
Credit Suisse Leveraged Loan Index	1.39%
Barclays U.S. Aggregate Index	1.56%

Net Assets as of 8/31/2015 (In Thousands)	$2,450,685

INVESTMENT OBJECTIVE**

The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.

HOW DID THE MARKET PERFORM?

U.S. leveraged credit markets struggled throughout the twelve months ended August 31, 2015. Market volatility driven by falling commodities prices, concerns about slowing economic growth in China and expectations of an increase in U.S. interest rates impacted performance in late 2014 and throughout 2015.

The energy sector was in the headlines amid the sharp fall in oil and commodities prices due to a global supply and demand imbalance, and debt default concerns within the sector. Oil producers cut back on capital spending in their 2015 budgets, generally based on the lower oil prices. Supply around the world remained high and the Organization of Petroleum Exporting Countries did not reduce production and geopolitical concerns failed to materially affect producers in riskier areas. Notably, the energy sector accounts for a much smaller percentage of the loan market relative to the market for high yield bonds (also known as “junk bonds”), which helped contribute to the outperformance of loans over the twelve month reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Credit Suisse Leveraged Loan Index (the “Benchmark) for the twelve months ended August 31, 2015. The Fund’s overweight position and security selection in the energy sector and security selection in the retail sector detracted from performance relative to the Benchmark. The Fund’s exposure to bonds rated B and BB also detracted from relative performance.

The Fund’s overweight position in the food and drug sector and its security selection in the retail sectors were leading contributors to performance relative to the Benchmark. The Fund’s allocation to bonds rated CCC also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund held an underweight position in loans rated BBB and CCC and lower, and an overweight position in BB and B rated loans. From the start of 2015, the Fund’s portfolio managers moved the Fund to more defensive posture, generally reducing B and lower rated positions and increasing the weighting in BB rated issues.

PORTFOLIO COMPOSITION***
Loan Assignments	83.5%
Corporate Bonds	12.3
Others (each less than 1.0%)	0.6
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	June 1, 2011
Without Sales Charge		(0.92)%	3.00%	3.03%
With Sales Charge*		(3.13)	1.68	2.10
CLASS C SHARES	June 1, 2011
Without CDSC		(1.37)	2.53	2.54
With CDSC**		(2.37)	2.53	2.54
CLASS R6 SHARES	October 31, 2013	(0.49)	3.34	3.36
SELECT CLASS SHARES	June 1, 2011	(0.61)	3.27	3.31

*	Sales Charge for Class A Shares is 2.25%. Prior to January 2, 2014, the sales charge was 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/1/11 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 1, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Floating Rate Income Fund, the Credit Suisse Leveraged Loan Index, the Barclays U.S. Aggregate Index and the Lipper Loan Participation Funds Index from June 1, 2011 to August 31, 2015. The performance of the Lipper Loan Participation Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Loan

Participation Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Loan Participation Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	3

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 12.1%
	Consumer Discretionary — 2.6%
	Auto Components — 0.1%
1,168	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	1,215

	Automobiles — 0.3%
3,224	Fiat Chrysler Automobiles N.V., (Netherlands), 4.500%, 04/15/20	3,226
3,417	Jaguar Land Rover Automotive plc, (United Kingdom), 4.125%, 12/15/18 (e)	3,423

		6,649

	Household Durables — 0.9%
1,895	Brookfield Residential Properties, Inc., (Canada), 6.500%, 12/15/20 (e)	1,890
	Lennar Corp.,
1,350	4.500%, 06/15/19	1,380
6,323	Series B, 12.250%, 06/01/17	7,303
4,448	M/I Homes, Inc., 8.625%, 11/15/18	4,598
	Standard Pacific Corp.,
3,150	8.375%, 05/15/18	3,560
2,702	10.750%, 09/15/16	2,945

		21,676

	Media — 1.0%
	Cablevision Systems Corp.,
8,185	8.000%, 04/15/20	8,860
5,000	8.625%, 09/15/17	5,463
5,000	CCO Safari II LLC, 3.579%, 07/23/20 (e)	4,994
4,946	DISH DBS Corp., 7.875%, 09/01/19	5,361

		24,678

	Specialty Retail — 0.3%
	Claire’s Stores, Inc.,
1,872	6.125%, 03/15/20 (e)	1,460
8,128	9.000%, 03/15/19 (e)	6,888

		8,348

	Total Consumer Discretionary	62,566

	Consumer Staples — 0.1%
	Food Products — 0.1%
2,277	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	2,342

	Energy — 1.5%
	Energy Equipment & Services — 0.7%
3,751	FTS International, Inc., VAR, 7.783%, 06/15/20 (e)	2,832
6,070	Ocean Rig UDW, Inc., 7.250%, 04/01/19 (e)	3,157
5,359	PHI, Inc., 5.250%, 03/15/19	4,595
5,980	SESI LLC, 7.125%, 12/15/21	5,966

		16,550

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 0.8%
	Chesapeake Energy Corp.,
1,285	3.250%, 03/15/16	1,262
7,641	VAR, 3.539%, 04/15/19	5,693
3,000	EP Energy LLC/Everest Acquisition Finance, Inc., 9.375%, 05/01/20	2,906
1,700	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	1,737
1,662	Sabine Oil & Gas Corp., 9.750%, 02/15/17 (d)	191
4,657	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	3,400
6,018	Ultra Petroleum Corp., (Canada), 5.750%, 12/15/18 (e)	4,844

		20,033

	Total Energy	36,583

	Health Care — 1.8%
	Health Care Equipment & Supplies — 0.6%
14,577	ConvaTec Healthcare E S.A., (Luxembourg), 10.500% 12/15/18 (e)	15,160

	Health Care Providers & Services — 0.6%
	Tenet Healthcare Corp.,
4,383	6.000%, 10/01/20	4,690
3,660	8.000%, 08/01/20	3,820
5,690	VAR, 3.786%, 06/15/20 (e)	5,721

		14,231

	Pharmaceuticals — 0.6%
	Valeant Pharmaceuticals International, Inc., (Canada),
10,449	6.750%, 08/15/18 (e)	10,933
4,000	7.000%, 10/01/20 (e)	4,140

		15,073

	Total Health Care	44,464

	Industrials — 2.1%
	Aerospace & Defense — 0.2%
	Bombardier, Inc., (Canada),
2,272	4.750%, 04/15/19 (e)	1,840
3,500	7.500%, 03/15/18 (e)	3,273

		5,113

	Airlines — 0.3%
533	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	557
2,928	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	3,177
1,136	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	1,250

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Airlines — continued
3,648	Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	3,785

		8,769

	Commercial Services & Supplies — 1.1%
8,950	ADT Corp. (The), 4.125%, 04/15/19	9,084
18,115	ILFC E-Capital Trust I, VAR, 4.690%, 12/21/65 (e)	17,028

		26,112

	Industrial Conglomerates — 0.2%
4,230	J.M. Huber Corp., 9.875%, 11/01/19 (e)	4,473

	Machinery — 0.1%
5,700	Bluewater Holding B.V., (Netherlands), Reg. S, 10.000%, 12/10/19 (e)	4,047

	Marine — 0.1%
2,290	Shelf Drilling Holdings Ltd., (Cayman Islands), 8.625%, 11/01/18 (e)	1,763

	Road & Rail — 0.1%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
1,250	4.875%, 11/15/17	1,273
903	VAR, 3.074%, 12/01/17	899

		2,172

	Total Industrials	52,449

	Information Technology — 0.5%
	Communications Equipment — 0.4%
9,600	Avaya, Inc., 7.000%, 04/01/19 (e)	8,616

	Semiconductors & Semiconductor Equipment — 0.1%
4,355	Advanced Micro Devices, Inc., 6.750%, 03/01/19	3,070

	Total Information Technology	11,686

	Materials — 1.8%
	Chemicals — 0.6%
3,089	Hexion, Inc., 10.000%, 04/15/20	3,151
	INEOS Group Holdings S.A., (Luxembourg),
1,713	5.875%, 02/15/19 (e)	1,698
1,295	6.125%, 08/15/18 (e)	1,296
8,000	PolyOne Corp., 7.375%, 09/15/20	8,312
1,000	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	935

		15,392

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 1.2%
	Cemex S.A.B. de C.V., (Mexico),
4,650	7.250%, 01/15/21 (e)	4,882
22,365	VAR, 5.039%, 10/15/18 (e)	23,316

		28,198

	Metals & Mining — 0.0% (g)
1,000	Aleris International, Inc., 7.625%, 02/15/18	983

	Total Materials	44,573

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
1,602	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 06/01/20	1,670
	Frontier Communications Corp.,
7,570	7.125%, 03/15/19	7,759
1,250	8.125%, 10/01/18	1,350
	Intelsat Jackson Holdings S.A., (Luxembourg),
4,342	7.250%, 04/01/19	4,245
1,000	7.250%, 10/15/20	961
3,375	Intelsat Luxembourg S.A., (Luxembourg), 6.750%, 06/01/18	3,105
3,635	Level 3 Financing, Inc., VAR, 3.914%, 01/15/18	3,662

	Total Telecommunication Services	22,752

	Utilities — 0.8%
	Independent Power & Renewable Electricity Producers — 0.8%
13,000	AES Corp., VAR, 3.324%, 06/01/19	12,870
	GenOn Energy, Inc.,
4,000	7.875%, 06/15/17	3,820
3,000	9.875%, 10/15/20	2,835

	Total Utilities	19,525

	Total Corporate Bonds (Cost $313,449)	296,940

SHARES
Preferred Stock — 0.6%
	Financials — 0.6%
	Insurance — 0.6%
16	XLIT Ltd., (Cayman Islands), Series D, VAR, 3.409%, 09/29/15 ($1,000 par value) @ (Cost $13,587)	13,803

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	5

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — 82.3%
	Consumer Discretionary — 23.6%
	Auto Components — 1.2%
24,051	CS Intermediate Holdco 2 LLC, Term Loan, VAR, 4.000%, 04/04/21	23,937
6,211	Key Safety Systems, Inc., Initial Term Loan, VAR, 4.750%, 08/29/21	6,180

		30,117

	Automobiles — 1.4%
11,448	Chrysler Group LLC, New Term Loan B, VAR, 3.500%, 05/24/17	11,424
22,362	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	22,264

		33,688

	Diversified Consumer Services — 0.7%
16,840	Spin Holdco, Inc., Initial Term Loan, VAR, 4.250%, 11/14/19	16,593

	Hotels, Restaurants & Leisure — 5.6%
13,670	American Casino & Entertainment Properties LLC, Term Loan B, VAR, 5.000%, 07/07/22	13,704
9,750	CBAC Borrower LLC, Term Loan B, VAR, 8.250%, 07/02/20	8,994
7,967	Golden Nugget, Inc., Closing Date Facility Term Loan, VAR, 5.500%, 11/21/19	7,972
3,414	Golden Nugget, Inc., Delayed Draw Term Loan, VAR, 5.500%, 11/21/19	3,416
6,250	Graton Economic Development Authority, Term Loan B, VAR, 4.750%, 09/09/22 ^	6,250
8,634	Hilton Worldwide Finance LLC, Initial Term Loan, VAR, 3.500%, 10/26/20	8,615
21,029	Intrawest Operations Group, Initial Term Loan, VAR, 4.750%, 12/09/20	20,977
13,090	Landry’s, Inc., Term Loan, VAR, 4.000%, 04/24/18	13,102
5,196	MGM Resorts International, Term B Loan, VAR, 3.500%, 12/20/19 ^	5,148
14,012	Scientific Games International, Inc., Initial Term Loan, VAR, 6.000%, 10/18/20	13,847
18,303	Shingle Springs Tribal Gaming Authority, Term B Loan, VAR, 6.250%, 08/29/19	18,349
17,003	Station Casinos LLC, Term Loan, VAR, 4.250%, 03/02/20 ^	16,961

		137,335

	Household Durables — 0.2%
3,848	Tempur Sealy International, Inc., Term B Loan, VAR, 3.500%, 03/18/20	3,842

	Internet & Catalog Retail — 1.0%
21,834	Lands’ End, Inc., Initial Term B Loan, VAR, 4.250%, 04/02/21	20,551

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — continued
4,164	Sitel, Inc., Tranche A Extended U.S. Term Loan, VAR, 7.536%, 01/30/17	4,123

		24,674

	Leisure Products — 1.4%
28,575	Delta 2 (Luxembourg) Sarl, Facility B-3, VAR, 4.750%, 07/30/21	28,321
7,143	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	6,679

		35,000

	Media — 7.3%
5,906	Charter Communications Operating LLC, Term Loan I, VAR, 3.500%, 07/30/22 ^	5,893
244	DigitalGlobe, Inc., 1st Lien Term Loan B, VAR, 3.750%, 01/31/20	243
11,625	EMI Group NA Holdings, Term Loan B, VAR, 4.000%, 08/11/22 ^	11,596
26,461	iHeartCommunications, Inc., Term Loan D, VAR, 6.948%, 01/30/19	23,319
2,795	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 7.698%, 07/30/19	2,489
5,527	Interactive Data Corp., Term Loan, VAR, 4.750%, 05/02/21	5,519
11,053	Media General, Inc., Term B Loan, VAR, 4.000%, 07/31/20	11,036
3,624	Mission Broadcasting, Inc., Term B-2 Loan, VAR, 3.750%, 10/01/20	3,599
4,109	Nexstar Broadcasting, Inc., Term B-2 Loan, VAR, 3.750%, 10/01/20	4,082
7,503	Numericable Group S.A., Dollar Denominated Tranche B-1 Loan, VAR, 4.500%, 05/21/20	7,495
6,491	Numericable Group S.A., Dollar Denominated Tranche B-2 Loan, VAR, 4.500%, 05/21/20	6,484
9,031	NVA Holdings, Inc., 1st Lien Term Loan, VAR, 4.750%, 08/14/21	9,019
2,464	Townsquare Media, Inc., Initial Term Loan, VAR, 4.250%, 04/01/22	2,456
24,505	Tribune Media Co., Term Loan B, VAR, 3.750%, 12/28/20	24,375
6,858	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	6,805
29,952	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20	29,719
1,968	Vertis, Inc., 1st Lien Term Loan, VAR, 12.000%, 12/21/15 (d)	—	(h)
1,165	Visant Corp., Initial Term Loan, VAR, 7.000%, 09/23/21	1,112

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Media — continued
24,291	WMG Acquisition Corp., Tranche B Refinancing Term Loan, VAR, 3.750%, 07/01/20	23,785

		179,026

	Multiline Retail — 2.4%
35,592	J.C. Penney Co., Inc., Term Loan, VAR, 6.000%, 05/22/18	35,492
23,632	Neiman Marcus Group, Inc., Other Term Loan, VAR, 4.250%, 10/25/20	23,356

		58,848

	Specialty Retail — 2.0%
39,901	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21	30,890
6,092	Petsmart, Inc., Term Loan B, VAR, 4.250%, 03/11/22	6,079
7,473	Serta Simmons Holdings LLC, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	7,471
5,556	Staples, Inc., Term Loan, VAR, 3.500%, 04/21/21 ^	5,528

		49,968

	Textiles, Apparel & Luxury Goods — 0.4%
6,472	Cole Haan LLC, Term B-1 Loan, VAR, 5.000%, 01/31/20	6,170
4,950	Nine West Holdings, Inc., Initial Loan, VAR, 4.750%, 10/08/19	3,916

		10,086

	Total Consumer Discretionary	579,177

	Consumer Staples — 10.4%
	Food & Staples Retailing — 6.9%
5,447	AdvancePierre Foods, Inc., 1st Lien Term Loan B, VAR, 5.750%, 07/10/17	5,447
17,868	Albertsons LLC, Term B-4 Loan, VAR, 5.500%, 08/25/21	17,864
50,816	New Albertsons, Inc., Term B Loan, VAR, 4.750%, 06/27/21	50,641
31,192	New Albertsons, Inc., Term Loan B-2, VAR, 5.375%, 03/21/19	31,160
16,000	Rite Aid Corp., 2nd Lien Tranche 2 Term Loan, VAR, 4.875%, 06/21/21 ^	15,993
47,711	SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19 ^	47,823

		168,928

	Food Products — 3.1%
21,105	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	21,097

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
18,211	Hearthside Food Solutions LLC, Term Loan, VAR, 4.500%, 06/02/21	18,097
22,626	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.000%, 04/29/20	22,482
11,213	Pinnacle Foods Finance LLC, Tranche H Term Loan, VAR, 3.000%, 04/29/20	11,117
3,132	Post Holdings, Inc., Series A Incremental Term Loan, VAR, 3.750%, 06/02/21	3,126

		75,919

	Household Products — 0.4%
10,907	Reynolds Group Holdings Ltd., Incremental U.S. Term Loan, VAR, 4.500%, 12/01/18	10,897

	Total Consumer Staples	255,744

	Energy — 3.7%
	Energy Equipment & Services — 0.9%
3,441	Drillships Financing Holding, Inc., Tranche B-1 Term Loan, VAR, 6.000%, 03/31/21	2,443
3,564	Floatel International Ltd., Initial Term Loan, (Bermuda), VAR, 6.000%, 06/27/20	2,509
6,267	Pacific Drilling S.A., Term Loan, VAR, 4.500%, 06/03/18	4,518
10,581	Seadrill Partners LP, Initial Term Loan, VAR, 4.000%, 02/21/21	7,211
5,104	Stallion Oilfield Holdings, Inc., Term Loan B, VAR, 8.000%, 06/19/18	3,675

		20,356

	Oil, Gas & Consumable Fuels — 2.8%
1,300	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	1,300
2,385	CITGO Holding, Inc., Term Loan, VAR, 9.500%, 05/12/18	2,391
6,152	CITGO Petroleum Corp., Term B Loan, VAR, 4.500%, 07/29/21	6,130
15,338	Energy Transfer Equity LP, New Term Loan, VAR, 3.250%, 12/02/19	14,788
8,390	Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20	3,167
4,497	MEG Energy Corp., Incremental Term Loan, (Canada), VAR, 3.750%, 03/31/20	4,184
3,815	Navios Maritime Partners LP, Term Loan B-1, (Greece), VAR, 06/18/20	3,776
11,619	Overseas Shipholding Group, Initial Term Loan, VAR, 5.250%, 08/05/19 ^	11,542
10,382	Peabody Energy Corp., Term Loan, VAR, 4.250%, 09/24/20	7,622
9,390	Sabine Oil & Gas (NFR Energy), 2nd Lien Term Loan, VAR, 8.750%, 12/31/18 (d)	1,949

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	7

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Oil, Gas & Consumable Fuels — continued
9,128	Southcross Holdings LP, 1st LienTerm Loan, VAR, 6.000%, 08/04/21	7,569
3,491	Veresen Midstream Ltd. Partnership, Initial Term Loan, VAR, 5.250%, 03/31/22	3,485
1,132	W&T Offshore, Inc., 2nd LienTerm Loan, VAR, 9.000%, 05/15/20	993

		68,896

	Total Energy	89,252

	Financials — 3.8%
	Capital Markets — 0.2%
4,172	Duff & Phelps Corp., Term Loan, VAR, 4.750%, 04/23/20	4,151

	Consumer Finance — 0.7%
17,774	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	17,525

	Diversified Financial Services — 1.8%
3,270	Ascensus, Inc., 1st Lien Initial Term Loan, VAR, 5.000%, 12/02/19	3,260
700	Ascensus, Inc., 2nd Lien Initial Term Loan, VAR, 9.000%, 12/02/20	698
6,178	Onex USI Acquisition Corp., Term Loan B, VAR, 4.250%, 12/27/19	6,134
22,481	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19	21,394
7,133	Sedgwick Claims Management Services, Inc., 1st Lien Initial Term Loan, VAR, 3.750%, 03/01/21	6,976
1,135	Sedgwick Claims Management Services, Inc., 2nd Lien Initial Term Loan, VAR, 6.750%, 02/28/22	1,108
5,100	US LBM Holdings LLC, Term Loan, VAR, 7.500%, 08/15/22 ^	4,998

		44,568

	Insurance — 0.8%
6,260	Alliant Holdings I, Inc., Initial Term Loan, VAR, 4.500%, 08/12/22	6,233
6,972	HUB International Ltd., Initial Term Loan, VAR, 4.000%, 10/02/20	6,888
6,007	National Financial Partners Corp., 2014 Specified Refinancing Term Loan, VAR, 4.500%, 07/01/20	5,939

		19,060

	Real Estate Management & Development — 0.3%
6,276	CityCenter Holdings LLC, Term B Loan, VAR, 4.250%, 10/16/20	6,260

	Total Financials	91,564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care — 8.7%
	Biotechnology — 1.3%
6,355	AMAG Pharmaceuticals, Inc., Initial Term Loan, VAR, 4.750%, 08/17/21 ^	6,339
25,321	Sage Products Holdings III LLC, Term Loan, VAR, 4.250%, 12/13/19	25,274

		31,613

	Health Care Equipment & Supplies — 1.5%
8,876	Auris Luxembourg III SARL, Facility B-4, (Luxembourg), VAR, 4.250%, 01/17/22 ^	8,870
8,236	Mallinckrodt International Finance S.A., Initial Term B Loan, VAR, 3.250%, 03/19/21	8,169
7,603	Mallinckrodt International Finance, Incremental Term B-1 Loan, VAR, 3.500%, 03/19/21	7,563
11,315	Ortho-Clinical Diagnostics, Inc., Initial Term Loan, VAR, 4.750%, 06/30/21	11,135

		35,737

	Health Care Providers & Services — 3.8%
1,958	Acadia Healthcare, Inc., Tranche B Term Loan, VAR, 4.250%, 02/11/22	1,969
7,534	Amsurg Corp., Initial Term Loan, VAR, 3.750%, 07/16/21	7,526
23,099	CHG Healthcare Services, Inc., 1st Lien Term Loan, VAR, 4.250%, 11/19/19	22,983
1,506	CHS/Community Health Systems, Inc., Incremental 2018 Term F Loan, VAR, 3.575%, 12/31/18	1,504
2,239	CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, VAR, 4.000%, 01/27/21	2,243
2,344	DaVita HealthCare Partners, Inc., Tranche B Term Loan, VAR, 3.500%, 06/24/21	2,337
9,162	HCA, Inc., Term Loan B-4, VAR, 3.032%, 05/01/18	9,143
7,611	IASIS Healthcare LLC, Term Loan B, VAR, 4.500%, 05/03/18	7,613
17,122	inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18	17,136
21,794	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 4.250%, 01/31/21	21,631

		94,085

	Pharmaceuticals — 2.1%
13,153	Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, VAR, 3.198%, 02/27/21	13,125
5,900	Horizon Pharma Financing, Inc., 2015 Term Loan, VAR, 4.500%, 05/07/21	5,893
14,485	Par Pharmaceutical Cos., Inc., Term Loan B-2, VAR, 4.000%, 09/30/19	14,460

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Pharmaceuticals — continued
18,778	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, (Canada), VAR, 4.000%, 04/01/22	18,771

		52,249

	Total Health Care	213,684

	Industrials — 11.1%
	Airlines — 2.3%
37,257	Delta Air Lines, Inc., Term Loan B-1, VAR, 3.250%, 10/18/18	37,158
454	Landmark Aviation, Canadian Term Loan, VAR, 4.750%, 10/25/19	449
11,433	Landmark US Member LLC, Term Loan, VAR, 4.750%, 10/25/19	11,321
6,760	U.S. Airways, Inc., Term Loan B-1, VAR, 3.500%, 05/23/19	6,718

		55,646

	Building Products — 1.7%
11,325	Continental Building Products, Inc., 1st Lien Term Loan, VAR, 4.000%, 08/28/20 ^	11,226
7,000	JELD-WEN, Inc., Term B-1 Loan, VAR, 5.000%, 07/01/22	6,978
12,447	Stardust Finance, Senior Lien Term Loan, VAR, 6.500%, 03/13/22	12,353
10,176	Summit Materials Co. I LLC, Term Loan, VAR, 4.250%, 07/15/22	10,116

		40,673

	Commercial Services & Supplies — 2.2%
2,856	Garda World Security Corp., Term B Delayed Draw Loan, VAR, 4.003%, 11/06/20	2,809
9,725	Garda World Security Corp., Term B Loan, VAR, 4.003%, 11/06/20 ^	9,563
11,349	Harland Clarke Holdings Corp., Extended Tranche B-2 Term Loan, VAR, 5.532%, 06/30/17	11,318
3,641	Harland Clarke Holdings Corp., Tranche B-4 Term Loan, VAR, 6.000%, 08/04/19	3,625
6,795	Marine Acquisition Corp., Term Loan, VAR, 5.250%, 01/30/21	6,786
4,936	Multi Packaging Solutions, Inc., Term Loan B, VAR, 4.250%, 09/30/20	4,862
4,789	Packers Holdings LLC, Initial Term Loan, VAR, 5.000%, 12/02/21	4,777
4,816	University Support Services LLC (St. George’s University Scholastic Services LLC), Term Loan, VAR, 5.750%, 08/06/21	4,828

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
5,344	Wand Intermediate I LP, 1st Lien Initial Term Loan, VAR, 4.750%, 09/17/21	5,333

		53,901

	Construction & Engineering — 0.1%
1,741	Stonewall Gas Gathering LLC, Term Loan, VAR, 8.750%, 01/28/22	1,724

	Industrial Conglomerates — 0.4%
1,751	Autoparts Holdings Ltd., 1st Lien Term Loan, VAR, 7.000%, 07/29/17	1,542
8,815	Hudson Products Holdings, Inc., Term Loan, VAR, 5.000%, 03/15/19	8,440

		9,982

	Machinery — 2.8%
6,953	Gardner Denver, Inc., Initial Dollar Term Loan, VAR, 4.250%, 07/30/20	6,626
16,779	Gates Global LLC, Initial Dollar Term Loan, VAR, 4.250%, 07/05/21	16,045
21,855	Intelligrated, Inc., 1st Lien Term Loan, VAR, 4.503%, 07/30/18	21,773
7,601	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, (Luxembourg), VAR, 4.250%, 03/11/22	7,590
17,909	Rexnord LLC/RBS Global Inc., Term B Loan, VAR, 4.000%, 08/21/20	17,721

		69,755

	Marine — 0.3%
1,895	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	1,459
8,800	Shelf Drilling Holdings Ltd., Term Loan, (Cayman Islands), VAR, 10.000%, 10/08/18	5,632

		7,091

	Professional Services — 0.4%
4,968	On Assignment, Inc., Initial Term B Loan, VAR, 3.750%, 06/03/22	4,956
5,998	PGX Holdings, Inc., 1st Lien Initial Term Loan, VAR, 5.750%, 09/29/20	6,000

		10,956

	Road & Rail — 0.8%
2,826	Hertz Corp. (The), Term Loan, VAR, 3.750%, 03/11/18	2,810
3,618	Ozburn-Hessey Logistics LLC, Term Loan, VAR, 6.753%, 05/23/19	3,587
13,075	Quality Distribution, Inc., 1st Lien Term Loan, VAR, 5.750%, 07/29/22	12,936

		19,333

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	9

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Trading Companies & Distributors — 0.1%
3,562	McJunkin Red Man Corp., Term Loan, VAR, 4.750%, 11/08/19	3,475

	Total Industrials	272,536

	Information Technology — 9.1%
	Communications Equipment — 2.3%
45,557	Avaya, Inc., Term Loan B-7, VAR, 6.250%, 04/30/20	39,049
5,896	Blue Coat Systems, Inc., Initial Term Loan B-1, VAR, 4.500%, 05/20/22	5,852
7,055	Mitel Networks Corp., Term Loan 2015, (Canada), VAR, 5.000%, 04/29/22	7,004
4,888	Riverbed Technology, Inc., Term Loan, VAR, 6.000%, 04/25/22	4,886

		56,791

	Electronic Equipment, Instruments & Components — 1.6%
3,502	CDW LLC/CDW Finance Corp., Term Loan, VAR, 3.250%, 04/29/20	3,472
29,675	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	29,498
4,641	Natel Engineering Co., Inc., Initial Term Loan, VAR, 6.750%, 04/10/20	4,641
1,129	Zebra Technologies Corp., Initial Term Loan, VAR, 4.750%, 10/27/21	1,135

		38,746

	Internet Software & Services — 0.4%
9,334	Go Daddy Group, Inc. (The), Initial Term Loan, VAR, 4.250%, 05/13/21 ^	9,325

	IT Services — 2.0%
7,935	First Data Corp., 2021 New Dollar Term Loan, VAR, 4.200%, 03/24/21	7,914
	First Data Corp., Term Loan,
20,500	VAR, 3.700%, 03/23/18	20,329
13,904	VAR, 3.700%, 09/24/18	13,790
5,516	Science Applications International Corp., Tranche B Incremental Loan, VAR, 3.750%, 05/04/22	5,513

		47,546

	Semiconductors & Semiconductor Equipment — 2.0%
24,771	Avago Technologies Ltd., Term Loan, (Singapore), VAR, 3.750%, 05/06/21 ^	24,739
11,427	Freescale Semiconductor, Inc., Term Loan B, VAR, 4.250%, 02/28/20 ^	11,409
7,359	Freescale Semiconductor, Inc., Term Loan B-5, VAR, 5.000%, 01/15/21	7,364

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
6,188	On Semiconductor Corp., Term Loan, VAR, 1.936%, 01/02/18	6,033

		49,545

	Software — 0.8%
12,131	Emdeon, Inc., Term B-2 Loan, VAR, 3.750%, 11/02/18	12,079
6,464	SS&C Technologies Holdings, Inc., Term B-1 Loan, VAR, 4.000%, 07/08/22	6,469
1,047	SS&C Technologies Holdings, Inc., Term B-2 Loan, VAR, 4.000%, 07/08/22	1,048

		19,596

	Total Information Technology	221,549

	Materials — 4.0%
	Chemicals — 0.8%
2,894	Axalta Coating Systems U.S. Holdings, Inc., Term Loan, VAR, 3.750%, 02/01/20 ^	2,880
4,303	Gemini HDPE LLC, Advance, VAR, 4.750%, 08/06/21	4,296
5,188	OCI Beaumont LLC, Term Loan B-3, VAR, 5.500%, 08/20/19	5,278
2,575	Platform Specialty Products Co., Tranche B-2 Term Loan, VAR, 4.750%, 06/07/20	2,574
4,234	Tronox Ltd., Term Loan, VAR, 4.250%, 03/19/20	3,988

		19,016

	Construction Materials — 0.7%
7,673	Headwaters, Inc., Term B Loan, VAR, 4.500%, 03/24/22	7,683
10,250	Quikrete Holdings, Inc., 1st Lien Initial Loan, VAR, 4.000%, 09/28/20 ^	10,185
790	Quikrete Holdings, Inc., 2nd Lien Initial Loan, VAR, 7.000%, 03/26/21	790

		18,658

	Containers & Packaging — 1.0%
4,607	Ardagh Holdings USA, Inc., New Term Loan, VAR, 4.000%, 12/17/19	4,584
3,226	Berry Plastics Corp., Term E Loan, VAR, 3.750%, 01/06/21	3,197
2,992	Berry Plastics Corp., Term Loan D, VAR, 3.500%, 02/08/20	2,945
2,881	Devix Topco S.A., 1st Lien Term Loan B, VAR, 4.250%, 05/03/21	2,874
8,875	Novolex, 1st Lien Term Loan, VAR, 6.000%, 12/05/21	8,845

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Containers & Packaging — continued
2,960	Southern Graphics, Inc., New Term Loan, VAR, 4.250%, 10/17/19	2,925

		25,370

	Metals & Mining — 1.3%
5,792	Atkore International, Inc., 1st Lien Initial Term Loan, VAR, 4.500%, 04/09/21	5,531
4,415	Atkore International, Inc., 2nd Lien Initial Term Loan, VAR, 7.750%, 10/09/21	4,067
6,750	Coeur Mining, Inc., Term Loan B-2, VAR, 9.000%, 06/23/20	6,615
18,561	FMG Resources Pty, Ltd. (Fortescue Metals Group), Term Loan B, (Australia), VAR, 3.750%, 06/30/19	14,962

		31,175

	Paper & Forest Products — 0.2%
4,683	Unifrax I LLC/Unifrax Holding Co., Term Loan, VAR, 4.250%, 11/28/18	4,655

	Total Materials	98,874

	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 2.3%
27,037	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	27,138
5,626	Cincinnati Bell, Inc., Tranche B Term Loan, VAR, 4.000%, 09/10/20 ^	5,601
9,252	Level 3 Financing, Inc., Term Loan B-3, VAR, 4.000%, 08/01/19	9,238
6,379	UPC Financing Partnership, Facility AH, VAR, 3.250%, 06/30/21	6,282
6,692	Virgin Media Investments Holdings Ltd., F Facility, (United Kingdom), VAR, 3.500%, 06/30/23	6,611
2,559	XO Communications LLC, Initial Term Loan, VAR, 4.250%, 03/20/21	2,540

		57,410

	Wireless Telecommunication Services — 0.3%
1,220	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	1,122
6,207	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	5,711

		6,833

	Total Telecommunication Services	64,243

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Utilities — 5.3%
	Electric Utilities — 3.7%
31,997	Calpine Construction Finance Co., New Term B-1 Loan, VAR, 3.000%, 05/03/20	31,245
8,889	Calpine Construction Finance Co., Term B-2 Loan, VAR, 3.250%, 01/31/22	8,676
8,864	InterGen N.V., Term Advance, VAR, 5.500%, 06/15/20	8,333
82,050	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.674%, 10/10/17 (d)	37,016
11,000	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.674%, 11/18/15 (d)	4,848

		90,118

	Independent Power & Renewable Electricity Producers — 1.6%
12,650	Calpine Corp., Term Loan, VAR, 3.500%, 05/27/22	12,472
6,899	Dynegy, Inc., Tranche B-2 Term Loan, VAR, 4.000%, 04/23/20	6,879
20,453	NRG Energy, Inc., Incremental Term Loan, VAR, 2.750%, 07/01/18	20,134

		39,485

	Total Utilities	129,603

	Total Loan Assignments (Cost $2,106,773)	2,016,226

SHARES
Short-Term Investment — 3.5%
	Investment Company — 3.5%
86,177	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) (Cost $86,177)	86,177

	Total Investments — 98.5% (Cost $2,519,986)	2,413,146
	Other Assets in Excess of Liabilities — 1.5%	37,539

	NET ASSETS — 100.0%	$2,450,685

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	11

JPMorgan Floating Rate Income Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2015.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of August 31, 2015.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of August 31, 2015.
^	— All or a portion of the security is unsettled as of August 31, 2015. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015

(Amounts in thousands, except per share amounts)

Floating Rate Income Fund
ASSETS:
Investments in non-affiliates, at value	$2,326,969
Investments in affiliates, at value	86,177

Total investment securities, at value	2,413,146
Cash	3,020
Foreign currency, at value	2
Receivables:
Investment securities sold	66,275
Fund shares sold	545
Interest from non-affiliates	17,521
Dividends from affiliates	8
Tax reclaims	328

Total Assets	2,500,845

LIABILITIES:
Payables:
Investment securities purchased	42,356
Fund shares redeemed	5,904
Accrued liabilities:
Investment advisory fees	1,158
Administration fees	177
Distribution fees	39
Shareholder servicing fees	177
Custodian and accounting fees	101
Trustees’ and Chief Compliance Officer’s fees	1
Other	247

Total Liabilities	50,160

Net Assets	$2,450,685

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015 (continued)

(Amounts in thousands, except per share amounts)

Floating Rate Income Fund
NET ASSETS:
Paid-in-Capital	$2,588,488
Accumulated undistributed (distributions in excess of) net investment income	1,538
Accumulated net realized gains (losses)	(32,501)
Net unrealized appreciation (depreciation)	(106,840)

Total Net Assets	$2,450,685

Net Assets:
Class A	$85,854
Class C	26,637
Class R6	391,548
Select Class	1,946,646

Total	$2,450,685

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,977
Class C	2,793
Class R6	40,925
Select Class	203,506

Net Asset Value (a):
Class A — Redemption price per share	$9.56
Class C — Offering price per share (b)	9.54
Class R6 — Offering and redemption price per share	9.57
Select Class — Offering and redemption price per share	9.57
Class A maximum sales charge	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.78

Cost of investments in non-affiliates	$2,433,809
Cost of investments in affiliates	86,177
Cost of foreign currency	2

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2015

(Amounts in thousands)

Floating Rate Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$143,350
Dividend income from non-affiliates	619
Dividend income from affiliates	55

Total investment income	144,024

EXPENSES:
Investment advisory fees	16,404
Administration fees	2,448
Distribution fees:
Class A	266
Class C	200
Shareholder servicing fees:
Class A	266
Class C	67
Select Class	5,838
Custodian and accounting fees	366
Interest expense to affiliates	2
Professional fees	181
Trustees’ and Chief Compliance Officer’s fees	31
Printing and mailing costs	55
Registration and filing fees	352
Transfer agent fees	37
Sub-transfer agent fees (See Note 2.G.)	133
Other	37

Total expenses	26,683

Less fees waived	(4,607)
Less earnings credits	(2)
Less expense reimbursements	(31)

Net expenses	22,043

Net investment income (loss)	121,981

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(34,826)
Foreign currency transactions	1,686

Net realized gain (loss)	(33,140)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(116,995)
Foreign currency translations	(227)

Change in net unrealized appreciation/depreciation	(117,222)

Net realized/unrealized gains (losses)	(150,362)

Change in net assets resulting from operations	$(28,381)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Floating Rate Income Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$121,981	$165,391
Net realized gain (loss)	(33,140)	(2,034)
Distributions of capital gains received from investment company affiliates	—	3
Change in net unrealized appreciation/depreciation	(117,222)	3,305

Change in net assets resulting from operations	(28,381)	166,665

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,964)	(6,852)
From net realized gains	(3)	(168)
Class C
From net investment income	(940)	(670)
From net realized gains	(1)	(17)
Class R6 (a)
From net investment income	(22,014)	(21,210)
From net realized gains	(14)	(120)
Select Class
From net investment income	(98,585)	(133,773)
From net realized gains	(69)	(3,120)

Total distributions to shareholders	(125,590)	(165,930)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,433,176)	704,745

NET ASSETS:
Change in net assets	(1,587,147)	705,480
Beginning of period	4,037,832	3,332,352

End of period	$2,450,685	$4,037,832

Accumulated undistributed (distributions in excess of) net investment income	$1,538	$5,708

(a)	Commencement of offering of class of shares effective October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Floating Rate Income Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$82,936	$115,883
Distributions reinvested	3,418	5,337
Cost of shares redeemed	(162,643)	(111,386)

Change in net assets resulting from Class A capital transactions	$(76,289)	$9,834

Class C
Proceeds from shares issued	$17,467	$16,008
Distributions reinvested	927	673
Cost of shares redeemed	(13,094)	(9,254)

Change in net assets resulting from Class C capital transactions	$5,300	$7,427

Class R6 (a)
Proceeds from shares issued	$179,907	$1,144,405
Distributions reinvested	8,751	4,409
Cost of shares redeemed	(684,679)	(225,409)

Change in net assets resulting from Class R6 capital transactions	$(496,021)	$923,405

Select Class
Proceeds from shares issued	$516,352	$2,068,552
Distributions reinvested	23,376	20,616
Cost of shares redeemed	(1,405,894)	(2,325,089)

Change in net assets resulting from Select Class capital transactions	$(866,166)	$(235,921)

Total change in net assets resulting from capital transactions	$(1,433,176)	$704,745

SHARE TRANSACTIONS:
Class A
Issued	8,398	11,482
Reinvested	348	529
Redeemed	(16,557)	(11,022)

Change in Class A Shares	(7,811)	989

Class C
Issued	1,775	1,591
Reinvested	95	67
Redeemed	(1,347)	(919)

Change in Class C Shares	523	739

Class R6 (a)
Issued	18,374	113,007
Reinvested	894	437
Redeemed	(69,497)	(22,290)

Change in Class R6 Shares	(50,229)	91,154

Select Class
Issued	52,490	204,520
Reinvested	2,387	2,043
Redeemed	(142,971)	(229,933)

Change in Select Class Shares	(88,094)	(23,370)

(a)	Commencement of offering of class of shares effective October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
Floating Rate Income Fund
Class A
Year Ended August 31, 2015	$10.04	$0.38	(f)	$(0.47)		$(0.09)	$(0.39)	$—	(g)	$(0.39)
Year Ended August 31, 2014	10.02	0.39	(h)	0.02		0.41	(0.38)	(0.01)		(0.39)
Year Ended August 31, 2013	9.89	0.43		0.14		0.57	(0.43)	(0.01)		(0.44)
Year Ended August 31, 2012	9.41	0.47	(f)	0.44		0.91	(0.43)	—	(g)	(0.43)
June 1, 2011(i) through August 31, 2011	10.00	0.09	(f)	(0.63)		(0.54)	(0.05)	—		(0.05)

Class C
Year Ended August 31, 2015	10.02	0.33	(f)	(0.46)		(0.13)	(0.35)	—	(g)	(0.35)
Year Ended August 31, 2014	10.01	0.34	(h)	0.02		0.36	(0.34)	(0.01)		(0.35)
Year Ended August 31, 2013	9.88	0.40		0.13		0.53	(0.39)	(0.01)		(0.40)
Year Ended August 31, 2012	9.41	0.44	(f)	0.42		0.86	(0.39)	—	(g)	(0.39)
June 1, 2011(i) through August 31, 2011	10.00	0.06	(f)	(0.61)		(0.55)	(0.04)	—		(0.04)

Class R6
Year Ended August 31, 2015	10.05	0.41	(f)	(0.46)		(0.05)	(0.43)	—	(g)	(0.43)
October 31, 2013(k) through August 31, 2014	10.10	0.34	(h)	(0.03	)(l)	0.31	(0.35)	(0.01)		(0.36)

Select Class
Year Ended August 31, 2015	10.05	0.40	(f)	(0.46)		(0.06)	(0.42)	—	(g)	(0.42)
Year Ended August 31, 2014	10.03	0.42	(h)	0.02		0.44	(0.41)	(0.01)		(0.42)
Year Ended August 31, 2013	9.89	0.46		0.15		0.61	(0.46)	(0.01)		(0.47)
Year Ended August 31, 2012	9.41	0.50	(f)	0.43		0.93	(0.45)	—	(g)	(0.45)
June 1, 2011(i) through August 31, 2011	10.00	0.08	(f)	(0.62)		(0.54)	(0.05)	—		(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended August 31, 2011.
(k)	Commencement of offering of class of shares.
(l)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.56	(0.92)%	$85,854	0.99%		3.85%		1.25%		16%
10.04	4.15	168,575	0.98		3.85	(h)	1.15		61
10.02	5.90	158,323	0.97		4.64		1.16		42
9.89	9.82	63,811	0.97		4.80		1.20		65
9.41	(5.43)	54,039	0.95	(j)	3.68	(j)	1.33	(j)	1

9.54	(1.37)	26,637	1.49		3.35		1.73		16
10.02	3.59	22,738	1.48		3.35	(h)	1.65		61
10.01	5.50	15,323	1.47		4.07		1.65		42
9.88	9.24	2,408	1.47		4.45		1.68		65
9.41	(5.55)	285	1.48	(j)	2.43	(j)	2.58	(j)	1

9.57	(0.49)	391,548	0.64		4.18		0.67		16
10.05	3.05	916,404	0.63		4.11	(h)	0.66		61

9.57	(0.61)	1,946,646	0.74		4.09		0.92		16
10.05	4.40	2,930,115	0.73		4.10	(h)	0.90		61
10.03	6.25	3,158,706	0.72		4.85		0.91		42
9.89	10.09	781,827	0.72		5.12		0.94		65
9.41	(5.40)	187,051	0.72	(j)	3.37	(j)	1.55	(j)	1

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Floating Rate Income Fund	Class A, Class C, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide current income with a secondary objective of capital appreciation.

Class R6 Shares commenced operations on October 31, 2013.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s NAV as of the report date.

Forward Foreign Currency Exchange Contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Corporate Bonds
Consumer Discretionary	$—	$62,566	$—		$62,566
Consumer Staples	—	2,342	—		2,342
Energy	—	36,583	—		36,583
Health Care	—	44,464	—		44,464
Industrials	—	51,199	1,250		52,449
Information Technology	—	11,686	—		11,686
Materials	—	44,573	—		44,573
Telecommunication Services	—	22,752	—		22,752
Utilities	—	19,525	—		19,525

Total Corporate Bonds	—	295,690	1,250		296,940

Preferred Stock
Financials	—	13,803	—		13,803

Loan Assignments
Consumer Discretionary	—	579,177	—	(a)	579,177
Consumer Staples	—	255,744	—		255,744
Energy	—	89,252	—		89,252
Financials	—	91,564	—		91,564
Health Care	—	213,684	—		213,684
Industrials	—	272,536	—		272,536
Information Technology	—	221,549	—		221,549
Materials	—	92,259	6,615		98,874
Telecommunication Services	—	64,243	—		64,243
Utilities	—	129,603	—		129,603

Total Loan Assignments	—	2,009,611	6,615		2,016,226

Short-Term Investment
Investment Company	86,177	—	—		86,177

Total Investments in Securities	$86,177	$2,319,104	$7,865		$2,413,146

There were no transfers between Levels 1 and 2 during the year ended August 31, 2015. There were no significant transfers in and out of Level 3 during the year ended August 31, 2015.

(a)	Amount rounds to less than $1,000.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

C. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of August 31, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

D. Forward Foreign Currency Exchange Contracts — The Fund used forward foreign currency exchange contracts including non-deliverable forwards mainly as a substitute for securities in which the Fund can invest, to increase income or gain to the Fund and to hedge or manage the Fund’s exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward currency contract offsets another forward foreign currency contract with the same counterparty upon settlement.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

As of August 31, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended August 31, 2015 (amounts in thousands):
Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	$ 735 (a)
Average Settlement Value Sold	11,256 (b)

(a)	For the period September 1, 2014 through October 31, 2014 and March 1, 2015 through March 31, 2015.
(b)	For the period September 1, 2014 through March 31, 2015.

E. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7 – Risks, Concentrations and Indemnifications.

At August 31, 2015, the Fund had investments in Loan Assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Deutsche Bank AG	13.1%
Credit Suisse International	13.0
Bank of America, N.A.	12.1
Citibank, N.A	10.5
Barclays Bank plc	10.1
Goldman Sachs International	8.0

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the year ended August 31, 2015 are as follows (amounts in thousands):

Class A	Class C	Select Class
$83	$13	$37

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(205)	$(648)	$853

The reclassifications for the Fund relate primarily to debt modifications.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2015, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2015, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$10	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Select Class Shares, respectively.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.00%	1.50%	0.65%	0.75%

The expense limitation agreement was in effect for the year ended August 31, 2015 and is in place until at least December 31, 2015.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

For the year ended August 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$330	$254	$3,756	$4,340	$31

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended August 31, 2015 was approximately $267,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$445,438	$1,781,079

During the year ended August 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,519,731	$10,853	$117,438	$(106,585)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to defaulted bonds.

The tax character of distributions paid during the year ended August 31, 2015 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$125,504	$86	$125,590

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

The tax character of distributions paid during the year ended August 31, 2014 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$164,141	$1,789	$165,930

As of August 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,451	$(7,502)	$(106,585)

The cumulative timing differences primarily consist of post-October capital loss deferrals.

As of August 31, 2015, the Fund had post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$6,007	$1,496

Specified ordinary losses and net capital losses and other late year losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2015 the Fund deferred to September 1, 2015 the following specified ordinary losses and net capital losses of (amounts in thousands):

Net Capital Loss		Specified Ordinary Loss
Short-Term	Long-Term
$12,595	$12,655	$893

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2015. Average borrowings from the Facility for, or at any time during the year ended August 31, 2015, were as follows (amounts in thousands):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$21,904	0.22%	16	$2

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions by these shareholders may impact the Fund’s performance.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Floating Rate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Floating Rate Income Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2015

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	148	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	29

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

TRUSTEES

(Unaudited) (continued)

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2015, and continued to hold your shares at the end of the reporting period, August 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Floating Rate Income Fund
Class A
Actual	$1,000.00	$991.40	$4.97	0.99%
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class C
Actual	1,000.00	990.00	7.47	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R6
Actual	1,000.00	994.40	3.22	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Select Class
Actual	1,000.00	993.80	3.72	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature,

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fourth and third quintiles for Class A shares and in the fourth and second quintiles for Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the fixed income committee at each of their regular meetings over the course of next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fourth and second quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	35

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Long Term Capital Gain Notice

The Fund distributed approximately $86,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended August 31, 2015.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. August 2015.	AN-FRI-815

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2015 – $238,600

2014 – $232,400

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2015 – $30,300

2014 – $49,300

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2015 – $46,700

2014 – $43,800

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2015 – Not applicable

2014 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of

Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%

2014 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2015 – $30.7 million

2014 – $33.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 5, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
November 5, 2015